Securities Act File No. 333-[            ]-

As filed with the Securities and Exchange Commission on February 15, 2013

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No.	☐

TRANSAMERICA SERIES TRUST

(Exact Name of Registrant as Specified in Charter)

570 Carillon Parkway, St. Petersburg, Florida 33716

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (727) 299-1800

Dennis P. Gallagher, Esq., 570 Carillon Parkway, St. Petersburg, Florida 33716

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective on March [    ], 2013 pursuant to Rule 488 under the Securities Act of 1933.

No filing fee is required because an indefinite number of shares has previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended

COMBINED INFORMATION STATEMENT

OF

TRANSAMERICA SERIES TRUST

on behalf of its Series:

TRANSAMERICA THIRD AVENUE VALUE VP

TRANSAMERICA EFFICIENT MARKETS VP

AND

PROSPECTUS

OF

TRANSAMERICA SERIES TRUST

on behalf of its Series:

TRANSAMERICA SYSTEMATIC SMALL/MID CAP VALUE VP

TRANSAMERICA INDEX 75 VP

The address and telephone number of each Target Portfolio and each Destination Portfolio is:

570 Carillon Parkway

St. Petersburg, Florida 33716

(Toll free) 1-888-233-4339

Transamerica Series Trust

570 Carillon Parkway

St. Petersburg, Florida 33716

March     , 2013

Dear Policyowner:

The Board of your Transamerica portfolio has approved the reorganization of your portfolio into another Transamerica portfolio. The reorganization is expected to occur on or about May 1, 2013. Upon completion of the reorganization, you will become a shareholder of the destination Transamerica portfolio, and you will receive shares of the destination portfolio equal in value to your shares of your current Transamerica portfolio.

The reorganization does not require shareholder approval, and you are not being asked to vote. We do, however, ask that you review the enclosed combined Information Statement/Prospectus, which contains information about the destination portfolio, including its investment objective, strategies, risks, performance, fees and expenses.

The Board has unanimously approved your portfolio’s reorganization and believes the reorganization is in the best interests of your portfolio and its shareholders.

If you have any questions, please call 1-888-233-4339 between 8 a.m. and 5 p.m., Eastern Time, Monday through Friday. Thank you for your investment in the Transamerica funds.

Sincerely,

/s/ Thomas A. Swank

Thomas A. Swank
President and Chief Executive Officer

The information in this Information Statement/Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Information Statement/Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED [            ], 2013

COMBINED INFORMATION STATEMENT

OF

TRANSAMERICA SERIES TRUST

on behalf of its Series:

TRANSAMERICA THIRD AVENUE VALUE VP

TRANSAMERICA EFFICIENT MARKETS VP

(each, a “Target Portfolio” and together, the “Target Portfolios”)

AND

PROSPECTUS

OF

TRANSAMERICA SERIES TRUST

on behalf of its Series:

TRANSAMERICA SYSTEMATIC SMALL/MID CAP VALUE VP

TRANSAMERICA INDEX 75 VP

(each, a “Destination Portfolio” and together, the “Destination Portfolios”)

The address and telephone number of each Target Portfolio and each Destination Portfolio is:

570 Carillon Parkway

St. Petersburg, Florida 33716

(Toll free) 1-888-233-4339

Shares of the Destination Portfolios have not been approved or disapproved by the Securities and Exchange Commission (the “SEC”). The SEC has not passed upon the accuracy or adequacy of this Information Statement/Prospectus. Any representation to the contrary is a criminal offense.

An investment in any Target Portfolio or Destination Portfolio (each sometimes referred to herein as a “Portfolio”) is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

This Information Statement/Prospectus sets forth information about the Destination Portfolios that an investor needs to know before investing. Please read this Information Statement/Prospectus carefully before investing and keep it for future reference.

INTRODUCTION

This combined information statement and prospectus, dated [            ], 2013 (the “Information Statement/Prospectus”), is being furnished in connection with the reorganizations (each, a “Reorganization,” and together the “Reorganizations”) of certain series of Transamerica Series Trust, a Delaware statutory trust (each, a “Target Portfolio,” and together the “Target Portfolios”), into certain other series of Transamerica Series Trust (each, a “Destination Portfolio,” and together the “Destination Portfolios”), as identified below. The Information Statement/Prospectus is being mailed to Target Portfolio shareholders on or about March     , 2013.

Each Target Portfolio and Destination Portfolio is a series of Transamerica Series Trust (“TST”), an open-end management investment company organized as a Delaware statutory trust.

The Board of Trustees of TST (the “Board” or the “Trustees”) has determined that the Reorganizations are in the best interests of each Target Portfolio and Destination Portfolio. A copy of the form of Agreement and Plan of Reorganization (the “Plan”) for each Reorganization is attached to this Information Statement/Prospectus as Exhibit A.

THIS INFORMATION STATEMENT/PROSPECTUS IS FOR INFORMATIONAL PURPOSES ONLY, AND YOU DO NOT NEED TO DO ANYTHING IN RESPONSE TO RECEIVING IT. WE ARE NOT ASKING YOU FOR A PROXY OR WRITTEN CONSENT, AND YOU ARE REQUESTED NOT TO SEND US A PROXY OR WRITTEN CONSENT.

The following table indicates (a) the Target Portfolio and corresponding Destination Portfolio involved in each Reorganization, (b) the corresponding Destination Portfolio shares that each Target Portfolio shareholder will receive and (c) on what page of this Information Statement/Prospectus the discussion regarding each Reorganization begins. The Reorganizations are numbered for convenience. The consummation of each Reorganization is not contingent on the consummation of any other Reorganization.

Reorganization	Target Portfolio & Shares	Destination Portfolio & Shares	Page
1	Transamerica Third Avenue Value VP	Transamerica Systematic Small/Mid Cap Value VP	3
	Initial Class	Initial Class
	Service Class	Service Class

2	Transamerica Efficient Markets VP	Transamerica Index 75 VP*	13
	Initial Class	Initial Class
	Service Class	Service Class

*	To be renamed Transamerica Vanguard ETF Portfolio — Growth VP effective on or about May 1, 2013.

Please read this Information Statement/Prospectus, including Exhibit A, carefully. Although each Reorganization is similar in structure, you should read carefully the specific discussion regarding your Target Portfolio’s Reorganization.

The date of this Information Statement/Prospectus is [            ], 2013

1

For more complete information about each Portfolio, please read the Portfolio’s prospectus and statement of additional information, as they may be amended and/or supplemented. Each Portfolio’s prospectus and statement of additional information, and other additional information about each Portfolio, has been filed with the SEC (http://www.sec.gov) and is available upon oral or written request and without charge. See “Where to Get More Information” below.

Where to Get More Information

Each Portfolio’s current prospectus and statement of additional information, including any applicable supplements thereto.	On file with the SEC (http://www.sec.gov) and available at no charge by calling the Portfolios’ toll-free number: 1-888-233-4339 or visiting the Portfolios’ website at http://www.transamericaseriestrust.com/content/prospectus.aspx.

Each Portfolio’s most recent annual and semi-annual reports to shareholders.	On file with the SEC (http://www.sec.gov) and available at no charge by calling the Portfolios’ toll-free number: 1-888-233-4339 or by visiting the Portfolios’ website at http://www.transamericaseriestrust.com/content/prospectus.aspx.

A statement of additional information for this Information Statement/Prospectus, dated [ ], 2013 (the “SAI”). The SAI contains additional information about the Target Portfolios and the Destination Portfolios.	On file with the SEC (http://www.sec.gov) and available at no charge by calling the Portfolios’ toll-free number: 1-888-233-4339 or by visiting the Portfolios’ website at http://www.transamericaseriestrust.com/content/prospectus.aspx. The SAI is incorporated by reference into this Information Statement/Prospectus.

To ask questions about this Information Statement/Prospectus.	Call the following toll-free telephone number: 1-888-233-4339.

The Target Portfolios’ prospectus and statement of additional information (File No. 033-00507), each dated May 1, 2012, as supplemented through February 7, 2013, are incorporated by reference into this Information Statement/Prospectus.

Shares of the Portfolios are not offered directly to the public but are sold only to (1) insurance companies and their separate accounts as the underlying investment medium for owners (each a “Policyowner,” collectively, “Policyowners”) of variable annuity contracts and variable life policies (collectively, the “Policies”) and (2) Transamerica Asset Allocation – Conservative VP, Transamerica Asset Allocation – Growth VP, Transamerica Asset Allocation – Moderate Growth, Transamerica Asset Allocation – Moderate VP, Transamerica International Moderate Growth VP, and Transamerica BlackRock Tactical Allocation VP (the “Asset Allocation Portfolios”). As such, Western Reserve Life Assurance Co. of Ohio (“WRL”), Transamerica Life Insurance Company (“TLIC”), Transamerica Financial Life Insurance Company, Inc. (“TFLIC”), Transamerica Advisors Life Insurance Company (“TALIC”), Transamerica Advisors Life Insurance Company of New York (“TALICNY”), and Monumental Life Insurance Company (“Monumental”) (collectively, the “Insurance Companies”) and the Asset Allocation Portfolios are the only shareholders of the investment portfolios offered by TST. WRL, TLIC, TFLIC, TALIC, TALICNY and Monumental each offer certain of the Target Portfolios in their respective products.

TST has agreed to provide information to Policyowners invested in each Target Portfolio in connection with a Reorganization of that Portfolio into the applicable Destination Portfolio. As such and for ease of reference, throughout the enclosed Information Statement/Prospectus, you may also be referred to as “shareholders” of the Portfolios.

You have received this Information Statement/Prospectus because you have a Policy of one of these Insurance Companies and that Policy is invested in a Target Portfolio.

2

SUMMARY

This Summary section is qualified in its entirety by reference to the additional information contained elsewhere in this Information Statement/Prospectus and the Agreement and Plan of Reorganization relating to each Reorganization, a form of which is attached to this Information Statement/Prospectus as Exhibit A. Shareholders should read this entire Information Statement/Prospectus, including Exhibit A, and the Portfolios’ prospectuses carefully for more complete information.

How Will the Reorganizations Work?

•

Each Target Portfolio will transfer all of its property and assets to the corresponding Destination Portfolio. In exchange, each Destination Portfolio will assume all of the liabilities of the corresponding Target Portfolio and issue shares, as described below.

•

Each Destination Portfolio will issue a number of its Initial Class and Service Class shares, as applicable, to the corresponding Target Portfolio on the closing date of the applicable Reorganization (the “Closing Date”) having an aggregate net asset value equal to the aggregate net asset value of such Target Portfolio’s Initial Class and Service Class shares, respectively.

•

Shares of the corresponding class of each Destination Portfolio will then be distributed on the Closing Date to the corresponding Target Portfolio’s shareholders in complete liquidation of the Target Portfolio in proportion to the relative net asset value of their holdings of the applicable class of shares of the Target Portfolio. Therefore, on the Closing Date, upon completion of the applicable Reorganization, each Target Portfolio shareholder will hold shares of the corresponding class of the corresponding Destination Portfolio with the same aggregate net asset value as its holdings of the applicable class of shares of the Target Portfolio immediately prior to the Reorganization. The net asset value attributable to a class of shares of a Target Portfolio will be determined using the Target Portfolio’s valuation policies and procedures and the net asset value attributable to a class of shares of a Destination Portfolio will be determined using the Destination Portfolio’s valuation policies and procedures. The portfolio assets of each Target Portfolio and corresponding Destination Portfolio are valued using the same valuation policies and procedures.

•	Each Target Portfolio will be terminated after the Closing Date.

•	The consummation of each Reorganization is not contingent on the consummation of any other Reorganization.

•

No sales load, contingent deferred sales charge, commission, redemption fee or other transactional fee will be charged as a result of the Reorganizations. Following a Reorganization, shareholders of the applicable Target Portfolio will be subject to the fees and expenses of the corresponding Destination Portfolio.

•

Following the Reorganizations, (i) Transamerica Asset Management, Inc. (“TAM”) will continue to act as investment adviser to each Destination Portfolio; (ii) Systematic Financial Management L.P. (“SFM”) will continue to serve as sub-adviser to Transamerica Systematic Small/Mid Cap Value VP; and (iii) AEGON USA Investment Management, LLC (“AUIM”) will continue to serve as sub-adviser to Transamerica Index 75 VP.

•

The exchange of Target Portfolio shares for Destination Portfolio shares in a Reorganization will not result in income, gain or loss being recognized for federal income tax purposes by an exchanging shareholder. The Reorganizations generally will not result in the recognition of gain or loss for federal income tax purposes by any Target Portfolio or Destination Portfolio.

Why did the Trustees Recommend the Reorganizations?

In recommending the Reorganization of your Target Portfolio, the Board, including all of the Trustees who are not “interested” persons (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Portfolios, TAM or Transamerica Capital, Inc. (“TCI”), the Portfolios’ distributor (the “Independent Trustees”), after careful consideration, has determined that the Reorganization is in the best interests of your Target Portfolio and will not dilute the interests of the existing shareholders of your Target Portfolio. The Board has made this determination based on various factors, which include those that are discussed in this Information Statement/Prospectus in the section entitled “Reasons for the Proposed Reorganization.”

The Board also serves as the Board of each corresponding Destination Portfolio. The Board, including all of the Independent Trustees, has approved the Reorganization with respect to each Destination Portfolio. The Board has determined that the Reorganization is in the best interests of such Destination Portfolio and that the interests of the Destination Portfolio’s shareholders would not be diluted as a result of the Reorganization.

Who Bears the Expenses Associated with the Reorganizations?

It is anticipated that the total cost of preparing, printing and mailing this Information Statement/Prospectus will be approximately $88,000. This cost will be borne by the Target Portfolios (and ultimately the shareholders of the Target Portfolios).

What are the Federal Income Tax Consequences of the Reorganizations?

As a condition to the closing of each Reorganization, the applicable Target Portfolio and corresponding Destination Portfolio must receive an opinion of Bingham McCutchen LLP to the effect that the Reorganization will constitute a “reorganization” within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, it is expected that neither you nor, in general, your Target Portfolio will recognize gain or loss as a direct result of the Reorganization of your Target Portfolio, and that the aggregate tax basis of the Destination Portfolio shares that you receive in the Reorganization will equal the aggregate tax basis of the Target Portfolio shares that you surrender in the Reorganization. However, in order to maintain its qualification for tax treatment as a regulated investment company and avoid portfolio-level taxes, each Target Portfolio will declare and pay a distribution of its realized net capital gains, if any, its undistributed investment company taxable income (computed without regard to the dividends-paid deduction), if any, and its net tax-exempt income, if any, for the taxable year ending on the Closing Date to its shareholders shortly before the applicable Reorganization. The corresponding Destination Portfolio may make a comparable distribution to its shareholders shortly before the Reorganization. In addition, following the Reorganization, the corresponding Destination Portfolio will declare and pay to its shareholders, for the taxable year in which the Reorganization occurs, a distribution of any remaining income and gains from such taxable year. All such distributions generally will be taxable to the shareholders, but as long as the Policies funded by your Target Portfolio or by the corresponding Destination Portfolio qualify to be treated as annuity contracts or life insurance policies under the Code, such distributions will not be currently taxable to the Policyowners and the Reorganization should not otherwise result in any tax liability to the Policyowners. For more information, see “Tax Status of Each Reorganization” in this Information Statement/Prospectus.

REORGANIZATION 1

TRANSAMERICA THIRD AVENUE VALUE VP

(the “Target Portfolio”)

TRANSAMERICA SYSTEMATIC SMALL/MID CAP VALUE VP

(the “Destination Portfolio”)

Summary

The following is a summary of more complete information appearing later in this Information Statement/Prospectus or incorporated herein. You should read carefully the entire Information Statement/Prospectus, including the exhibits, which include additional information that is not included in the summary and is a part of this Information Statement/Prospectus. Exhibit A is the form of Agreement and Plan of Reorganization. For a discussion of the terms of the Agreement and Plan of Reorganization, please see the section entitled “Terms of Each Agreement and Plan of Reorganization” in the back of this Information Statement/Prospectus, after the discussion of the Reorganizations.

In the Reorganization, the Destination Portfolio will issue a number of its Initial Class and Service Class shares, as applicable, to the Target Portfolio having an aggregate net asset value equal to the aggregate net asset value of the Target Portfolio’s Initial Class and Service Class shares, respectively.

The consummation of the Reorganization is not contingent on the consummation of any other Reorganization.

Both the Target Portfolio and the Destination Portfolio are advised by Transamerica Asset Management, Inc. (“TAM”) and have similar investment goals, principal investment strategies and policies, and related risks. The tables below provide a comparison of certain features of the Portfolios. In the tables below, if a row extends across the entire table, the information disclosed applies to both the Destination Portfolio and the Target Portfolio.

Comparison of Transamerica Third Avenue Value VP

and Transamerica Systematic Small/Mid Cap Value VP

	Transamerica Third Avenue Value VP	Transamerica Systematic Small/Mid Cap Value VP
Investment Objective	Seeks long-term capital appreciation.	Seeks to maximize total return.

Principal investment strategies

The portfolio’s sub-adviser, Third Avenue Management LLC (the “sub-adviser”), invests, under normal circumstances, at least 80% of the portfolio’s assets in common stocks of U.S. and non-U.S. issuers. The portfolio seeks to achieve its objective mainly by acquiring common stocks of well-financed companies (meaning companies with high-quality assets and conservative levels of liabilities) at a discount to what the sub-adviser believes is their intrinsic value. The portfolio may also seek to acquire senior securities, such as debt instruments (including high-yield and distressed securities that may be in default and may have any or no credit rating) that the sub-adviser believes are undervalued. High yield bonds are commonly known as “junk bonds.”

The sub-adviser employs an opportunistic, “bottom-up” research process to identify companies that it believes to have strong balance sheets, competent managements, and understandable businesses, where equity securities are priced at a discount to the sub-adviser’s estimate of intrinsic value. A “bottom-up” approach is looking at individual companies against the context of broader market factors.

The portfolio invests in companies regardless of market capitalization. The mix of investments at any time will depend on the industries and types of securities believed to represent the best values, consistent with the portfolio’s investment strategies and restrictions. The portfolio may invest up to 15% of its assets in high-yield/high risk fixed-income securities and other types of debt securities.

The portfolio may invest in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

The portfolio’s sub-adviser, Systematic Financial Management L.P. (the “sub-adviser”), seeks to achieve the portfolio’s objective by investing, under normal circumstances, at least 80% of the portfolio’s net assets (plus the amount of borrowings, if any, for investment purposes) in small- and mid-cap equity securities (U.S. equity securities, ADRs and foreign securities trading on U.S. markets). The portfolio defines small- and mid-cap equities as companies whose market capitalization falls within the range of $100 million to $20 billion or within the range of the Russell 2500® Index[1], which as of December 31, 2012 was between $101 million and $6.3 billion, whichever is broader at the time of purchase.

The portfolio generally will invest in small- and mid-cap equities with valuation characteristics including low price/earnings and price/cash flow ratios. The sub-adviser’s security selection process generally favors companies with positive earnings dynamics, manageable debt levels and good cash flows. Trends in balance sheet items including inventories, accounts receivable, and payables are scrutinized as well. The sub-adviser also reviews the company’s products/services, market position, industry condition, financial and accounting policies and quality of management. Securities of issuers that possess the greatest combination of the aforementioned attributes are then prioritized as candidates for purchase.

The portfolio may invest up to 10% of its total assets in the securities of foreign issuers, including ADRs and foreign securities trading on U.S. markets.

The sub-adviser employs a fully invested strategy. Therefore, under normal market conditions, cash and cash equivalents are generally less than 5% of the portfolio value.

The portfolio is a non-diversified portfolio.

The portfolio may invest in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

[1]    Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Investment adviser	TAM

Sub-adviser	Third Avenue Management LLC	Systematic Financial Management L.P.

Portfolio manager	Curtis R. Jensen, Portfolio Manager since 1998 Yang Lie, Portfolio Manager since 2008 Ian Lapey, Portfolio Manager since 2012 Michael Lehmann, Portfolio Manager since 2012	Kenneth Burgess, CFA, Portfolio Manager since 2011 Ron Mushock, CFA, Portfolio Manager since 2011

The SAI provides additional information about the portfolio manager(s)’ compensation, other accounts managed by the portfolio manager(s), and the portfolio manager(s)’ ownership of securities in the portfolios.

Net assets (as of December 31, 2012)	$143,610,904	$311,815,679

Classes of Shares, Fees and Expenses

	Transamerica Third Avenue Value VP	Transamerica Systematic Small/Mid Cap Value VP

Initial Class sales charges and fees	Initial Class shares are offered without an initial sales charge and are not subject to a contingent deferred sales charge. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the Portfolio), but TST does not intend to pay any distribution fees for Initial Class shares through May 1, 2014. TST reserves the right to pay such fees after that date.

Service Class sales charges and fees	Service Class shares are offered without an initial sales charge and are not subject to a contingent deferred sales charge. Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Portfolio), which is used to pay distribution and service fees for the sale and distribution of the Portfolio’s shares and to pay for non-distribution activities and services provided to shareholders. These services include compensation to financial intermediaries that sell Portfolio shares and/or service shareholder accounts.

Advisory fees	TAM receives compensation, calculated daily and paid monthly, from the Portfolio at an annual rate (expressed as a specified percentage of the Portfolio’s average daily net assets) of 0.80%.	TAM receives compensation, calculated daily and paid monthly, from the Portfolio at an annual rate (expressed as a specified percentage of the Portfolio’s average daily net assets) of 0.80% of the first $500 million and 0.75% in excess of $500 million.

Sub-adviser fees	The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the Portfolio’s average daily net assets) of 0.40%.

The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the Portfolio’s average daily net assets) of 0.45% of the first $100 million, 0.40% over $100 million up to $350 million, 0.35% over $350 million up to $1 billion, and 0.30% in excess of $1 billion.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on the basis of the combined assets of the fund with a similar name and strategy managed by the sub-adviser for Transamerica Funds.

Fee waiver and expense limitations	TAM has contractually undertaken through May 1, 2014 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the portfolio’s business) exceed, as a percentage of the portfolio’s average daily net assets, 1.00%. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized portfolio operating expenses are less than the cap.	TAM has contractually undertaken through May 1, 2014 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the portfolio’s business) exceed, as a percentage of the portfolio’s average daily net assets, 0.89%. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized portfolio operating expenses are less than the cap.

For a comparison of the gross and net expenses of the Portfolios, please see the class fee tables in “The Portfolios’ Fees and Expenses” below.

Comparison of Principal Risks of Investing in the Portfolios

Because the Portfolios have similar investment objectives and principal investment strategies and policies, they are subject to similar principal risks. Risk is inherent in all investing. The value of your investment in a Portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in a Portfolio or your investment may not perform as well as other similar investments.

Your primary risk in investing in the Portfolios is you could lose money. You should carefully assess the risks associated with an investment in the Portfolios.

Each Portfolio is subject to the following principal risks:

•

Cash Management and Defensive Investing – The value of investments held by the portfolio for cash management or defensive investing purposes can fluctuate. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio’s yield will go down. If a significant amount of the portfolio’s assets are used for cash management or defensive investing purposes, it may not achieve its objective.

•

Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

•

Emerging Markets – Investing in the securities of issuers located in or principally doing business in emerging markets are subject to foreign investments risks. These risks are greater for investments in emerging markets. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

•

Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the portfolio fall, the value of your investment in the portfolio will decline.

•

Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in this prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

•

Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

•

Manager – The sub-adviser to the portfolio actively manages the portfolio’s investments. Consequently, the portfolio is subject to the risk that the methods and analyses employed by the sub-adviser in this process may not produce the desired results. This could cause the portfolio to lose value or its results to lag relevant benchmarks or other portfolios with similar objectives.

•

Market – The market prices of the portfolio’s securities may go down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. When market prices fall, the value of your investment will go down. The portfolio may experience a substantial or complete loss on any individual security. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities of issuers worldwide. Some governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure, their debts, and many other issuers have faced difficulties obtaining credit. These market conditions may continue, worsen or spread, including in the U.S., Europe and beyond. In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that these efforts are not succeeding could negatively affect financial markets generally as well as the value and liquidity of certain securities. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. In addition, policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

•

Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

•

Small and Medium Capitalization Companies – The portfolio will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.

•

Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

The Target Portfolio is subject to the following additional principal risks:

•

Credit – If an issuer or guarantor of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults or is downgraded, or is perceived to be less creditworthy, or if the credit quality or value of any underlying assets declines, the value of your investment will decline. Junk bonds have a higher risk of default or are already in default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.

•

Extension – If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer.

•

Focused Investing – To the extent the portfolio invests in one or more countries, regions, sectors or industries, or in a limited number of issuers, the portfolio will be more susceptible to negative events affecting those countries, regions, sectors, industries or issuers. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.

•

High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk bonds,” are securities that are rated below “investment grade” (that is, securities rated below Baa/BBB) or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments.

•

Interest Rate – Interest rates may go up, causing the value of the portfolio’s investments to decline. Interest rates in the U.S have recently been historically low. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

•

Non-Diversification – The portfolio is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the portfolio invests its assets in fewer issuers, the portfolio will be more susceptible to negative events affecting those issuers.

•

Prepayment or Call – Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the portfolio will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The portfolio also may lose any premium it paid on the security.

•

Real Estate Securities – Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include declines in the value of real estate, adverse general and local economic conditions, increased competition, overbuilding and changes in operating expenses, property taxes or interest rates.

The Destination Portfolio is subject to the following additional principal risk:

•

Active Trading – The portfolio is actively managed and may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would be subject to tax at ordinary income tax rates upon distribution.

The Portfolios’ Past Performance

The bar charts and tables below provide some indication of the risks of investing in the Portfolios by showing you how the performance of each Portfolio’s Initial Class shares has varied from year to year for 10 years or since inception, as applicable, and how the average total returns of the Portfolio’s shares for different periods compare to the returns of a broad measure of market performance. Absent any applicable limitation of or cap on a Portfolio’s expenses, performance would have been lower. Each Portfolio’s Service Class shares will have different performance because they have different expenses than the Portfolio’s Initial Class shares. In the “10 Years or Since Inception” column of the table, share class returns are for past 10 years or since inception of the share class, whichever is less. Index returns are for 10 years or since inception of the oldest share class, whichever is less. The performance calculations do not reflect charges or deductions that are, or may be, imposed under the policies or the annuity contracts. A Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

Each Portfolio makes updated information available (available at no charge by calling the Portfolios’ toll-free number: 1-888-233-4339 or by visiting the Portfolios’ website at http://www.transamericaseriestrust.com/content/prospectus.aspx.

Transamerica Third Avenue Value VP

Annual Total Returns (calendar years ended December 31) – Initial Class

	Quarter Ended	Return
Best Quarter:	June 30, 2009	26.13%
Worst Quarter:	December 31, 2008	-27.29%

Average Annual Total Returns (periods ended December 31, 2012)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on January 2, 1998)	20.82%	(1.05%)	8.53%
Service Class (commenced operations on May 1, 2003)	20.54%	(1.28%)	8.46%
Russell 3000® Value Index (reflects no deduction for fees, expenses, or taxes)	17.55%	0.83%	7.54%
Morgan Stanley Capital International World Index (reflects no deduction for fees, expenses, or taxes)	16.54%	(0.60%)	8.08%

Transamerica Systematic Small/Mid Cap Value VP

Annual Total Returns (calendar years ended December 31) – Initial Class

	Quarter Ended	Return
Best Quarter:	June 30, 2003	38.10%
Worst Quarter:	December 31, 2008	-26.68%

Average Annual Total Returns (periods ended December 31, 2012)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on May 4, 1993)	16.39%	4.59%	16.60%
Service Class (commenced operations on May 3, 2004)	16.04%	4.31%	10.41%
Russell 2500® Value Index (reflects no deduction for fees, expenses, or taxes)	19.21%	4.54%	10.20%

The Portfolios’ Fees and Expenses

Shareholders of the Portfolios pay various fees and expenses, either directly or indirectly. The table below shows the fees and expenses that you would pay if you were to buy and hold shares of each Portfolio. The fees and expenses for the Target Portfolio and Destination Portfolio in the tables appearing below are based on the fees and expenses for the fiscal year ended December 31, 2012. The table also shows the pro forma expenses of the combined Destination Portfolio after giving effect to the Reorganization based on pro forma net assets as of December 31, 2012. Pro forma numbers are estimated in good faith and are hypothetical. Actual expenses may vary significantly.

	Transamerica Third Avenue Value VP		Transamerica Systematic Small/Mid Cap Value VP		Combined Systematic Small/Mid Cap Value VP (Pro Forma)
	Initial Class		Initial Class		Initial Class
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None		None		None
Maximum deferred sales charge (load) (as a % of offering price)	None		None		None
Redemption fee (as a % of amount redeemed)	None		None		None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management Fees	0.80%		0.80%		0.80%
Distribution and Service (12b-1) Fees	0.00	%(1)	0.00	%(1)	0.00	%(1)
Other Expenses	0.14%		0.09%		0.09%

Recaptured expense	0.00%		0.00	%(2)	0.00%
All other expenses	0.14%		0.09%		0.09%
Total Annual Fund Operating Expenses	0.94%		0.89%		0.89%
Fee Waiver and/or Expense Reimbursement	0.00%		0.00%		0.00	%(2)

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.94%		0.89%		0.89%

	Transamerica Third Avenue Value VP		Transamerica Systematic Small/Mid Cap Value VP		Combined Systematic Small/Mid Cap Value VP (Pro Forma)
	Service Class		Service Class		Service Class
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None		None		None
Maximum deferred sales charge (load) (as a % of offering price)	None		None		None
Redemption fee (as a % of amount redeemed)	None		None		None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management Fees	0.80%		0.80%		0.80%
Distribution and Service (12b-1) Fees	0.25%		0.25%		0.25%
Other Expenses	0.14%		0.09%		0.09%

Recaptured expense	0.00%		0.00	%(2)	0.00%
All other expenses	0.14%		0.09%		0.09%
Total Annual Fund Operating Expenses	1.19%		1.14%		1.14%
Fee Waiver and/or Expense Reimbursement	0.00%		0.00%		0.00	%(2)

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.19%		1.14%		1.14%

(1)

The portfolio does not intend to pay any 12b-1 fees on Initial Class shares through May 1, 2014. The maximum 12b-1 fee on Initial Class shares is 0.15%. The portfolio reserves the right to pay such fees after that date.

(2)	Rounds to less than 0.01%

The hypothetical example below helps you compare the cost of investing in each Portfolio. The example assumes that:

•	you invest $10,000 in each Portfolio;

•	you reinvest all dividends and distributions without a sales charge;

•	you hold your shares for the time periods shown and then redeem all of your shares at the end of those periods;

•	your investment has a 5% annual return (this assumption is required by the SEC and is not a prediction of the Portfolio’s future performance); and

•	each Portfolio’s operating expenses remain the same.

The example also assumes no fees for IRA accounts, if applicable. Costs are the same whether you redeem at the end of any period or not. Pro forma expenses are included assuming the Reorganization of the Portfolio. The example is for comparison purposes only and is not a representation of any Portfolio’s actual expenses or returns, either past or future. Because actual return and expenses will be different, the example is for comparison only.

Number of Years You Own your Shares	Transamerica Third Avenue Value VP	Transamerica Systematic Small/Mid Cap Value VP	Combined Systematic Small/Mid Cap Value VP (Pro Forma)
Initial Class
Year 1	$96	$91	$91
Year 3	$332	$316	$316
Year 5	$586	$559	$559
Year 10	$1,315	$1,257	$1,257
Service Class
Year 1	$121	$116	$116
Year 3	$378	$362	$362
Year 5	$654	$628	$628
Year 10	$1,443	$1,386	$1,386

Portfolio Turnover

Each Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example above, affect a Portfolio’s performance. During the Target Portfolio’s most recent fiscal year ended December 30, 2012 the portfolio turnover rate was 19% of the average value of the Target Portfolio’s portfolio. During the Destination Portfolio’s most recent fiscal year ended December 31, 2012, the portfolio turnover rate was 76% of the average value of the Destination Portfolio’s portfolio.

Reasons for the Proposed Reorganization

The Board of the Target Portfolio, including its Independent Trustees, has unanimously determined that the proposed Reorganization would be in the best interests of the Target Portfolio and would not dilute the interests of the existing shareholders of the Target Portfolio. The same Board oversees the Destination Portfolio, and both the full Board and the Independent Trustees also have unanimously determined that the Reorganization would be in the best interests of the Destination Portfolio and would not dilute the interests of the existing shareholders of the Destination Portfolio. The Board believes that the proposed Reorganization will be advantageous to the shareholders of each Portfolio. In determining whether to approve the Reorganization, the Trustees considered the potential impact of the proposed Reorganization on the Portfolios’ shareholders and a variety of related factors and considerations that they believed, in light of the legal advice furnished to them by fund counsel and independent legal counsel and their own business judgment, to be relevant, including those set forth below. The Board based its determinations on such considerations, although the Board did not identify any consideration or particular information that was controlling of its determinations and each Trustee may have attributed different weights to the various factors considered.

General Considerations

•

The Trustees considered that TAM proposed the Reorganization based on a desire to offer a more consolidated investment lineup of Transamerica Series Trust funds within the Transamerica variable annuity products.

•

The Trustees noted that TAM believes that the larger combined asset base resulting from the Reorganization will provide greater potential for economies of scale, including the potential for lower expenses and, for the Destination Portfolio, the ability to better diversify its holdings and effect larger portfolio transactions.

•	The Trustees considered that the Destination Portfolio has a long-term performance track record that on balance best represents the investment strategies to be employed after the Reorganization.

•

The Trustees considered that the investment objectives and strategies of the Target Portfolio and Destination Portfolio are similar, and noted TAM’s belief that elimination of the redundancies in the Transamerica Series Trust product line will strengthen TAM’s ability to pursue investment and marketing opportunities.

Fees and Expenses

•

The Trustees assessed the information that was provided in advance of the meeting of the Trustees regarding fees and expenses for the Portfolios involved in the Reorganization, as well as projected expense ratios of the Destination Portfolio following the Reorganization.

•

The Trustees considered that, based on the anticipated post-merger asset levels, the advisory fee schedule for the Destination Portfolio will not result in an immediate reduction in the advisory fee for the Target Portfolio’s shareholders as a result of the Reorganization. However, the Trustees also considered that the Destination Portfolio’s advisory fee schedule, unlike the Target Portfolio’s advisory fee schedule, contains a breakpoint at $500 million in assets that over time could reduce the advisory fee rate as the Destination Portfolio grows.

•

The Trustees also considered that the net expense ratio of each class of shares of the combined Destination Portfolio is expected to be lower than the historical gross expense ratio of the corresponding class of shares of the Target Portfolio. The Trustees considered that TAM has contractually undertaken, through May 1, 2014, to waive fees and/or reimburse expenses on behalf of the Destination Portfolio to the extent that the total expenses of the Destination Portfolio exceed certain operating levels, and noted that the Destination Portfolio’s expense cap is lower than the expense cap for the Target Portfolio.

•

The Trustees considered that, given the expected costs and benefits of the Reorganization, the expenses associated with the preparation, printing and mailing of any shareholder communications, including the Information Statement/Prospectus, and any regulatory filings in connection with the Reorganization would be borne by the Target Portfolio.

Investment Performance

•

The Trustees considered the relative investment performance of the Portfolios and whether performance and investment flexibility have the potential to be enhanced if the assets of each Portfolio are combined.

•

The Trustees considered that the performance of the Initial Class of the Destination Portfolio was higher than that of the Initial Class of the Target Portfolio for the 3-, 5- and 10-year periods ended November 30, 2012, although the performance of the Initial Class of the Target Portfolio was higher than that of the Initial Class of the Destination Portfolio for the 1-year period ended November 30, 2012.

Tax

•	The Trustees considered the expected tax-free nature of the Reorganization for federal income tax purposes.

Investment Program

•

The Trustees considered the investment objectives and policies of the Destination Portfolio and their compatibility with those of the Target Portfolio. In this regard, the Trustees noted that the assets of the Portfolios are managed in accordance with similar investment strategies.

Other Considerations

•	The Trustees considered the terms and conditions of the Agreement and Plan of Reorganization.

•	The Trustees took into consideration the fact that the Target Portfolio and Destination Portfolio have the same valuation policies and procedures.

CAPITALIZATION

The following table sets forth the capitalization of the Target Portfolio and the Destination Portfolio as of December 31, 2012 and the pro forma combined capitalization of the combined Destination Portfolio as if the Reorganization had occurred on that date. If the Reorganization is consummated, the actual exchange ratios on the Closing Date may vary from the exchange ratios used in the computation below. This is due to changes in the market value of the portfolio securities of both Portfolios between December 31, 2012 and the Closing Date, changes in the amount of undistributed net investment income and net realized capital gains of the Portfolios during that period resulting from income and distributions, and changes in the accrued liabilities of the Portfolios during the same period.

All amounts except per share amounts in thousands.

	Transamerica Third Avenue Value VP	Transamerica Systematic Small/Mid Cap Value VP	Pro Forma Adjustments(A)	Combined
Net Assets
Initial Class	$131,905	$233,808	$(40)	$365,673
Service Class	$11,706	$78,008	$(4)	$89,710
Total Fund	$143,611	$311,816	$(44)	$455,383

NAV
Initial Class	$11.72	$17.47	$(11.72)	$17.47
Service Class	$11.68	$17.22	$(11.68)	$17.22

Shares
Initial Class	11,251	13,387	(3,701)	20.937
Service Class	1,002	4,530	(322)	5,210

(A)	Pro Forma Adjustments are due to the cost of the Reorganization.

It is impossible to predict with any certainty how many shares of the Destination Portfolio will actually be received and distributed by your Target Portfolio on the Closing Date. The foregoing table should not be relied upon to determine the amount of Destination Portfolio shares that will actually be received and distributed.

ADDITIONAL INFORMATION

For information relating to each Portfolio and the Reorganization, including tax capital loss carryforwards, the tax status of the Reorganization, a comparison of the fundamental investment policies of the Portfolios, how to buy, sell or exchange Portfolio shares, how each Portfolio values its securities, financial highlights information for each Portfolio and ownership of shares of the Portfolios, please see the sections immediately following the discussion of Reorganization 2.

REORGANIZATION 2

TRANSAMERICA EFFICIENT MARKETS VP

(the “Target Portfolio”)

TRANSAMERICA INDEX 75 VP

(the “Destination Portfolio”)

Summary

The following is a summary of more complete information appearing later in this Information Statement/Prospectus or incorporated herein. You should read carefully the entire Information Statement/Prospectus, including the exhibits, which include additional information that is not included in the summary and is a part of this Information Statement/Prospectus. Exhibit A is the form of Agreement and Plan of Reorganization. For a discussion of the terms of the Agreement and Plan of Reorganization, please see the section entitled “Terms of Each Agreement and Plan of Reorganization” in the back of this Information Statement/Prospectus, after the discussion of the Reorganizations.

In the Reorganization, the Destination Portfolio will issue a number of its Initial Class and Service Class shares, as applicable, to the Target Portfolio having an aggregate net asset value equal to the aggregate net asset value of the Target Portfolio’s Initial Class and Service Class shares, respectively.

The consummation of the Reorganization is not contingent on the consummation of any other Reorganization.

Both the Target Portfolio and the Destination Portfolio are advised by Transamerica Asset Management, Inc. (“TAM”) and have similar investment goals, principal investment strategies and policies, and related risks. The tables below provide a comparison of certain features of the Portfolios. In the tables below, if a row extends across the entire table, the information disclosed applies to both the Destination Portfolio and the Target Portfolio.

Comparison of Transamerica Efficient Markets VP

and Transamerica Index 75 VP

	Transamerica Efficient Markets VP	Transamerica Index 75 VP

Investment objective	Seeks capital appreciation while seeking income as a secondary objective.	Seeks capital appreciation as a primary objective and income as a secondary objective.

Principal investment strategies and policies*

The portfolio’s sub-adviser, AEGON USA Investment Management, LLC (the “sub-adviser”), seeks to achieve the portfolio’s objective by investing its assets in a combination of underlying exchange traded funds (“ETFs”) and institutional mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows these investment strategies:

Under normal circumstances, the sub-adviser expects to allocate substantially all of the portfolio’s assets among the underlying portfolios to achieve targeted exposure to domestic equities, international equities and domestic bonds. The portfolio intends to achieve a mix over time of approximately 65% of portfolio assets in institutional mutual funds that invest primarily in equities and 35% of portfolio assets in ETFs that invest primarily in bonds. These percentages may vary. The underlying institutional mutual funds in which the portfolio may invest consists of domestic equity and international equity funds, including value funds and small cap funds.

The sub-adviser decides how much of the portfolio’s assets to allocate to each underlying portfolio based on what it considers to be prudent diversification principles. It seeks to utilize the principle of efficient markets, which assumes that market prices reflect values and information accurately and quickly, in implementing the portfolio’s strategy.

The sub-adviser may periodically adjust the portfolio’s allocations to favor investments in those underlying portfolios that are expected to provide the most favorable outlook for achieving the portfolio’s investment objective.

The portfolio seeks to achieve its objective by investing its assets primarily in a combination of underlying exchange traded funds (“ETFs”) and/or institutional mutual funds.

ETFs are investment vehicles traded intraday on stock exchanges that generally hold baskets of securities, such as stocks or bonds. Most ETFs attempt to replicate the performance of a stock or bond index.

In seeking to achieve its investment objective, the portfolio follows these investment strategies:

Under normal circumstances, the portfolio will invest at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes), and expects to allocate substantially all of its assets among underlying ETFs that track the performance of a benchmark index to achieve targeted exposure to domestic equities, international equities and domestic bonds. The portfolio will invest primarily in Vanguard ETFs. The portfolio intends to achieve a mix over time of approximately 75% of portfolio assets in ETFs that invest primarily in equities and 25% of portfolio assets in ETFs that invest primarily in U.S. fixed income securities. These percentages may vary. The portfolio is subject to volatility guidelines. Based on these guidelines, the level of volatility of the equity markets, changes in volatility and the level of interest rates, the portfolio’s sub-adviser, AEGON USA Investment Management, LLC (the “sub-adviser”), may increase equity exposure to approximately 100% or may decrease equity exposure to approximately 35%. Notwithstanding the guidelines, the sub-adviser may elect to allocate fewer assets to equity ETFs when it believes it is advisable to do so.

It is expected that the portfolio will hold at least four underlying ETFs and six underlying institutional mutual funds. The portfolio may invest in one or more underlying portfolios that may also invest in other funds. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolios at any time.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval. As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

The sub-adviser decides how much of the portfolio’s assets to allocate to each underlying ETF based on what it considers to be prudent diversification principles and other factors, such as historical performance and volatility in the equity markets.

The sub-adviser may periodically adjust the portfolio’s allocations to favor investments in those underlying ETFs that are expected to provide the most favorable opportunity for achieving its investment objective.

It is expected that the portfolio will hold at least eight underlying ETFs. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying ETF at any time.

Each underlying ETF has its own investment objective, principal investment strategies and investment risks.

The sub-adviser may change the portfolio’s asset allocations and underlying ETFs at any time without investor approval.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying ETFs.

Investment adviser	TAM

Sub-adviser	AEGON USA Investment Management, LLC

Portfolio manager

Sridip Mukhopadhyaya, CFA, Portfolio Manager since 2012

David Halfpap, CFA, Portfolio Manager since 2012

Frank Rybinski, CFA, Portfolio Manager since 2012

Jeffrey Whitehead, CFA, Senior Portfolio Manager since 2008

	The SAI provides additional information about the portfolio manager(s)’ compensation, other accounts managed by the portfolio manager(s), and the portfolio manager(s)’ ownership of securities in the portfolios.

Net assets (as of December 31, 2012)	$140,071,425	$1,144,902,047

*	The Destination Portfolio’s “Principal investment strategies and policies” reflect certain changes to the portfolio’s strategies and policies to be implemented effective on or about May 1, 2013.

Classes of Shares, Fees and Expenses

	Transamerica Efficient Markets VP	Transamerica Index 75 VP

Initial Class sales charges and fees	Initial Class shares are offered without an initial sales charge and are not subject to a contingent deferred sales charge. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the Portfolio), but TST does not intend to pay any distribution fees for Initial Class shares through May 1, 2014. TST reserves the right to pay such fees after that date.

Service Class sales charges and fees	Service Class shares are offered without an initial sales charge and are not subject to a contingent deferred sales charge. Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Portfolio), which is used to pay distribution and service fees for the sale and distribution of the Portfolio’s shares and to pay for non-distribution activities and services provided to shareholders. These services include compensation to financial intermediaries that sell Portfolio shares and/or service shareholder accounts.

Advisory fees	TAM receives compensation, calculated daily and paid monthly, from the Portfolio at an annual rate (expressed as a specified percentage of the Portfolio’s average daily net assets) of 0.42% of the first $50 million; 0.40% over $50 million up to $250 million; and 0.38% in excess of $250 million.	TAM receives compensation, calculated daily and paid monthly, from the Portfolio at an annual rate (expressed as a specified percentage of the Portfolio’s average daily net assets) of 0.32% of the first $50 million; 0.30% over $50 million up to $250 million; and 0.28% in excess of $250 million.

Sub-adviser fees	The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the Portfolio’s average daily net assets) of 0.12% of the first $50 million; 0.10% over $50 million up to $250 million; and 0.08% in excess of $250 million.

Fee waiver and expense limitations	Contractual arrangements have been made with the portfolio’s investment adviser, TAM, through May 1, 2014, to waive fees and/or reimburse portfolio expenses to the extent that the portfolio’s total operating expenses exceed 0.52%, excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the portfolio’s business. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized portfolio operating expenses are less than the cap.	TAM has contractually undertaken through May 1, 2014 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the portfolio’s business) exceed, as a percentage of the portfolio’s average daily net assets, 0.37%. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized portfolio operating expenses are less than the cap.

For a comparison of the gross and net expenses of the Portfolios, please see the class fee tables in “The Portfolios’ Fees and Expenses” below.

Comparison of Principal Risks of Investing in the Portfolios

Because the Portfolios have similar investment objectives and similar principal investment strategies and policies, they are subject to similar principal risks. Risk is inherent in all investing. The value of your investment in a Portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in a Portfolio or your investment may not perform as well as other similar investments.

Your primary risk in investing in the Portfolios is you could lose money. You should carefully assess the risks associated with an investment in the Portfolios.

Each Portfolio is subject to the following principal risks:

•

Asset Allocation – The sub-adviser allocates the portfolio’s assets among various underlying portfolios. These allocations may be unsuccessful in maximizing the portfolio’s return and/or avoiding investment losses, and may cause the portfolio to underperform other portfolios with a similar strategy.

•

Cash Management and Defensive Investing – The value of investments held by the portfolio for cash management or defensive investing purposes can fluctuate. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio’s yield will go down. If a significant amount of the portfolio’s assets are used for cash management or defensive investing purposes, it may not achieve its objective.

•

Credit – If an issuer or guarantor of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults or is downgraded, or is perceived to be less creditworthy, or if the credit quality or value of any underlying assets declines, the value of your investment will decline. Junk bonds have a higher risk of default or are already in default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.

•

Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

•

Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the portfolio fall, the value of your investment in the portfolio will decline.

•

Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in this prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

•

Extension – If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer.

•

Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

•

Interest Rate – Interest rates may go up, causing the value of the portfolio’s investments to decline. Interest rates in the U.S have recently been historically low. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

•

Liquidity – Some securities held by the portfolio may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss.

•

Manager – The sub-adviser to the portfolio actively manages the portfolio’s investments. Consequently, the portfolio is subject to the risk that the methods and analyses employed by the sub-adviser in this process may not produce the desired results. This could cause the portfolio to lose value or its results to lag relevant benchmarks or other portfolios with similar objectives.

•

Market – The market prices of the portfolio’s securities may go down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. When market prices fall, the value of your investment will go down. The portfolio may experience a substantial or complete loss on any individual security. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities of issuers worldwide. Some governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure, their debts, and many other issuers have faced difficulties obtaining credit. These market conditions may continue, worsen or spread, including in the U.S., Europe and beyond. In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that these efforts are not succeeding could negatively affect financial markets generally as well as the value and liquidity of certain securities. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. In addition, policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation. The impact of these changes, and the practical implications for market participants, may not be fully known for some time

•

Prepayment or Call – Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the portfolio will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The portfolio also may lose any premium it paid on the security.

The Target Portfolio is subject to the following additional principal risks:

•

Small Capitalization Companies – The portfolio will be exposed to additional risks as a result of its investments in the securities of small capitalization companies. Small capitalization companies may be more at risk than larger capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on limited management groups. The prices of securities of small capitalization companies generally are more volatile than those of larger capitalization companies and are more likely to be adversely affected than larger capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.

Underlying Exchange Traded Funds and Mutual Funds – Because the portfolio invests its assets in various underlying ETFs and mutual funds (the “underlying portfolios”), its ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. Each of the underlying portfolios in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying portfolios’ shares and therefore the value of the portfolio’s investments. There can be no assurance that the investment objective of any underlying portfolio will be achieved. To the extent that the portfolio invests more of its assets in one underlying portfolio than in another, the portfolio will have greater exposure to the risks of that underlying portfolio. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying portfolios in which it invests.

•

Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

The Destination Portfolio is subject to the following additional principal risks:

•

Underlying Exchange Traded Funds – Because the portfolio invests its assets in various underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. Each of the underlying ETFs in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the portfolio’s investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the portfolio invests more of its assets in one underlying ETF than in another, the portfolio will have greater exposure to the risks of that underlying ETF. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests. Equity-based ETFs are subject to risks similar to those of stocks; fixed income-based ETFs are subject to risks similar to those of fixed-income securities. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may be above or below the shares’ net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

•

Volatility Guidelines – The portfolio is subject to volatility guidelines. These guidelines require that the amount of exposure to the equity markets of the portfolio be based, in part, on the level of volatility of the equity markets. The guidelines are intended to improve absolute and risk-adjusted returns but may not work as intended. Because market conditions change, sometimes rapidly and unpredictably, the success of the guidelines will be subject to the Investment Adviser’s ability to implement the guidelines in a timely and efficient manner. The guidelines may result in periods of underperformance, may limit the portfolio’s ability to participate in rising markets and may increase transition costs at the portfolio and/or underlying portfolio level. The guidelines also serve to reduce the risk to the Transamerica insurance companies that provide guaranteed benefits under certain variable contracts from equity market volatility and to facilitate the provision of those guaranteed benefits. The portfolio’s performance may be lower than similar portfolios that are not subject to volatility guidelines.

Additional Information

Limitations on Investing in Other Investment Companies: The Investment Company Act of 1940 (“1940 Act”) restricts investments by registered investment companies, such as the Portfolios, in the securities of other investment companies, including ETFs and institutional mutual funds. However, pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission to certain Vanguard funds, each Portfolio is permitted to invest in exchange-traded shares of those Vanguard funds beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive order, including a condition that the Portfolios enter into an agreement with the relevant Vanguard funds prior to investing beyond the 1940 Act’s limitations. Vanguard® is a registered trade mark of The Vanguard Group, Inc. Neither Vanguard nor any Vanguard fund makes any representation regarding the advisability of investing in ETF shares of any Vanguard fund.

The Portfolios’ Past Performance

The bar charts and tables below provide some indication of the risks of investing in the Portfolios by showing you how the performance of each Portfolio’s Initial Class shares has varied from year to year for 10 years or since inception, as applicable, and how the average total returns of the Portfolio’s shares for different periods compare to the returns of a broad measure of market performance. Absent any applicable limitation of or cap on a Portfolio’s expenses, performance would have been lower. Each Portfolio’s Service Class shares will have different performance because they have different expenses than the Portfolio’s Initial Class shares. In the “10 Years or Since Inception” column of the table, share class returns are for the past 10 years or since inception of the share class, whichever is less. Index returns are for 10 years or since inception of the oldest share class, whichever is less. The performance calculations do not reflect charges or deductions that are, or may be, imposed under the policies or the annuity contracts. A Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

Each Portfolio makes updated information available (available at no charge by calling the Portfolios’ toll-free number: 1-888-233-4339 or by visiting the Portfolios’ website at http://www.transamericaseriestrust.com/content/prospectus.aspx.

Transamerica Efficient Markets VP

Annual Total Returns (calendar years ended December 31) – Initial Class

	Quarter Ended	Return
Best Quarter:	June 30, 2009	14.46%
Worst Quarter:	September 30, 2011	-11.82%

The Composite Benchmark consists of the following: Barclays U.S. Aggregate Bond Index, 35%; Standard & Poor’s 500® Index, 25%; Morgan Stanley Capital International – Europe, Australasia, Far East Index, 25%; and Russell 2000® Value Index, 15%. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses.

Average Annual Total Returns (periods ended December 31, 2012)

	1 Year	10 Years or Since Inception
Initial Class (commenced operations on November 10, 2008)	12.50%	10.75%
Service Class (commenced operations on November 10, 2008)	12.21%	10.47%
Standard & Poor’s 500® Index (reflects no deduction for fees, expenses, or taxes)	16.00%	13.70%
Transamerica Efficient Markets VP Blended Benchmark (reflects no deduction for fees, expenses, or taxes)	12.80%	11.06%

Transamerica Index 75 VP

Annual Total Returns (calendar years ended December 31) – Initial Class

	Quarter Ended	Return
Best Quarter:	June 30, 2009	15.21%
Worst Quarter:	September 30, 2011	-11.33%

The Composite Benchmark consists of the following: Morgan Stanley Capital International U.S. Broad Market Index, 52%; Barclays U.S. Aggregate Bond Index, 25%; and Financial Times Stock Exchange All-World ex U.S. Index, 23%. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses.

Average Annual Total Returns (periods ended December 31, 2012)

	1 Year	10 Years or Since Inception
Initial Class (commenced operations on May 1, 2008)	11.79%	2.73%
Service Class (commenced operations on May 1, 2008)	11.55%	2.44%
Morgan Stanley Capital International U.S. Broad Market Index (reflects no deduction for fees, expenses, or taxes)	16.44%	3.19%
Transamerica Index 75 VP Blended Benchmark (reflects no deduction for fees, expenses or taxes)	13.81%	3.25%

The Portfolios’ Fees and Expenses

Shareholders of the Portfolios pay various fees and expenses, either directly or indirectly. The table below shows the fees and expenses that you would pay if you were to buy and hold shares of each Portfolio. The fees and expenses for the Target Portfolio and Destination Portfolio in the tables appearing below are based on the fees and expenses for the fiscal year ended December 31, 2012. The table also shows the pro forma expenses of the combined Destination Portfolio after giving effect to the Reorganization based on pro forma net assets as of December 31, 2012. Pro forma numbers are estimated in good faith and are hypothetical. Actual expenses may vary significantly.

	Transamerica Efficient Markets VP		Transamerica Index 75 VP		Combined Transamerica Index 75 VP
	Initial Class		Initial Class		Initial Class
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None		None		None
Maximum deferred sales charge (load) (as a % of offering price)	None		None		None
Redemption fee (as a % of amount redeemed)	None		None		None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management Fees	0.41%		0.29%		0.29%
Distribution and Service (12b-1) Fees	0.00	%(1)	0.00	%(1)	0.00	%(1)
Other Expenses	0.08%		0.05%		0.05%

Total Annual Fund Operating Expenses	0.49%		0.34%		0.34%

	Transamerica Efficient Markets VP		Transamerica Index 75 VP		Combined Transamerica Index 75 VP
	Service Class		Service Class		Service Class
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None		None		None
Maximum deferred sales charge (load) (as a % of offering price)	None		None		None
Redemption fee (as a % of amount redeemed)	None		None		None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management Fees	0.41%		0.29%		0.29%
Distribution and Service (12b-1) Fees	0.25%		0.25%		0.25%
Other Expenses	0.08%		0.05%		0.05%

Total Annual Fund Operating Expenses	0.74%		0.59%		0.59%

(1)

The portfolio does not intend to pay any 12b-1 fees on Initial Class shares through May 1, 2014. The maximum 12b-1 fee on Initial Class shares is 0.15%. The portfolio reserves the right to pay such fees after that date.

The hypothetical example below helps you compare the cost of investing in each Portfolio. The example assumes that:

•	you invest $10,000 in each Portfolio;

•	you reinvest all dividends and distributions without a sales charge;

•	you hold your shares for the time periods shown and then redeem all of your shares at the end of those periods;

•	your investment has a 5% annual return (this assumption is required by the SEC and is not a prediction of the Portfolio’s future performance); and

•	each Portfolio’s operating expenses remain the same.

The example also assumes no fees for IRA accounts, if applicable. Costs are the same whether you redeem at the end of any period or not. Pro forma expenses are included assuming the Reorganization of the Portfolio. The example is for comparison purposes only and is not a representation of any Portfolio’s actual expenses or returns, either past or future. Because actual return and expenses will be different, the example is for comparison only.

Number of Years You Own your Shares	Transamerica Efficient Markets VP	Transamerica Index 75VP	Combined Transamerica Index 75 VP
Initial Class
Year 1	$50	$35	$35
Year 3	$190	$142	$142
Year 5	$342	$259	$259
Year 10	$784	$601	$601
Service Class
Year 1	$76	$60	$60
Year 3	$237	$189	$189
Year 5	$411	$329	$329
Year 10	$918	$738	$738

Portfolio Turnover

Each Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example above, affect a Portfolio’s performance. During the Target Portfolio’s most recent fiscal year ended December 31, 2012, the portfolio turnover rate was 33% of the average value of the Target Portfolio’s portfolio. During the Destination Portfolio’s most recent fiscal year ended December 31, 2012 the portfolio turnover rate was 76% of the average value of the Destination Portfolio’s portfolio.

Reasons for the Proposed Reorganization

The Board of the Target Portfolio, including its Independent Trustees, has unanimously determined that the proposed Reorganization would be in the best interests of the Target Portfolio and would not dilute the interests of the existing shareholders of the Target Portfolio. The same Board oversees the Destination Portfolio, and both the full Board and the Independent Trustees also have unanimously determined that the Reorganization would be in the best interests of the Destination Portfolio and would not dilute the interests of the existing shareholders of the Destination Portfolio. The Board believes that the proposed Reorganization will be advantageous to the shareholders of each Portfolio. In determining whether to approve the Reorganization, the Trustees considered the potential impact of the proposed Reorganization on the Portfolios’ shareholders and a variety of related factors and considerations that they believed, in light of the legal advice furnished to them by fund counsel and independent legal counsel and their own business judgment, to be relevant, including those set forth below. The Board based its determinations on such considerations, although the Board did not identify any consideration or particular information that was controlling of its determinations and each Trustee may have attributed different weights to the various factors considered.

General Considerations

•

The Trustees considered that TAM proposed the Reorganization based on a desire to offer a more consolidated investment lineup of Transamerica Series Trust funds within the Transamerica variable annuity products.

•

The Trustees noted that TAM believes that the larger combined asset base resulting from the Reorganization will provide greater potential for economies of scale, including the potential for lower expenses and, for the Destination Portfolio, the ability to better diversify its holdings and effect larger portfolio transactions.

•	The Trustees considered that the Destination Portfolio has a long-term performance track record that on balance best represents the investment strategies to be employed after the Reorganization.

•

The Trustees considered that the investment objectives and strategies of the Target Portfolio and Destination Portfolio are similar, and noted TAM’s belief that elimination of the redundancies in the Transamerica Series Trust product line will strengthen TAM’s ability to pursue investment and marketing opportunities.

Fees and Expenses

•

The Trustees assessed the information that was provided in advance of the meeting of the Trustees regarding fees and expenses for the Portfolios involved in the Reorganization, as well as projected expense ratios of the Destination Portfolio following the Reorganization.

•

The Trustees considered that the advisory fee schedule for the Destination Portfolio is lower than that of the Target Portfolio, which will result in a benefit to the Target Portfolio’s shareholders immediately after the merger in the form of payment of a lower advisory fee.

•

The Trustees also considered that the net expense ratio of each class of shares of the combined Destination Portfolio is expected to be lower than the historical gross expense ratio of the corresponding class of shares of the Target Portfolio. The Trustees considered that TAM has contractually undertaken, through May 1, 2014, to waive fees and/or reimburse expenses on behalf of the Destination Portfolio to the extent that the total expenses of the Destination Portfolio exceed certain operating levels, and noted that the Destination Portfolio’s expense cap is lower than the expense cap for the Target Portfolio.

•

The Trustees considered that, given the expected costs and benefits of the Reorganization, the expenses associated with the preparation, printing and mailing of any shareholder communications, including the Information Statement/Prospectus, and any regulatory filings in connection with the Reorganization would be borne by the Target Portfolio.

Investment Performance

•

The Trustees considered the relative investment performance of the Portfolios and whether performance and investment flexibility have the potential to be enhanced if the assets of each Portfolio are combined.

•

The Trustees considered that the performance of the Initial Class of the Destination Portfolio was higher than that of the Initial Class of the Target Portfolio for the 3-, 5- and 10-year periods ended November 30, 2012, although the performance of the Initial Class of the Target Portfolio was higher than that of the Initial Class of the Destination Portfolio for the 1-year period ended November 30, 2012.

Tax

•	The Trustees considered the expected tax-free nature of the Reorganization for federal income tax purposes.

Investment Program

•

The Trustees considered the investment objectives and policies of the Destination Portfolio and their compatibility with those of the Target Portfolio. In this regard, the Trustees noted that the assets of the Portfolios are managed in accordance with similar investment strategies.

•	The Trustees considered that TAM is the adviser to the Target Portfolio and the Destination Portfolio and that AUIM is the sub-adviser to the Target Portfolio and the Destination Portfolio.

Other Considerations

•	The Trustees considered the terms and conditions of the Agreement and Plan of Reorganization.

•	The Trustees took into consideration the fact that the Target Portfolio and Destination Portfolio have the same valuation policies and procedures.

CAPITALIZATION

The following table sets forth the capitalization of the Target Portfolio and the Destination Portfolio as of December 31, 2012 and the pro forma combined capitalization of the combined Destination Portfolio as if the Reorganization had occurred on that date. If the Reorganization is consummated, the actual exchange ratios on the Closing Date may vary from the exchange ratios used in the computation below. This is due to changes in the market value of the portfolio securities of both Portfolios between December 31, 2012 and the Closing Date, changes in the amount of undistributed net investment income and net realized capital gains of the Portfolios during that period resulting from income and distributions, and changes in the accrued liabilities of the Portfolios during the same period.

All amounts except per share amounts in thousands.

	Transamerica Efficient Markets VP	Transamerica Index 75 VP	Pro Forma Adjustments(A)	Combined
Net Assets
Initial Class	$1,649	$4,165	$(1)	$5,813
Service Class	$138,422	$1,140,737	$(43)	$1,279,116
Total Fund	$140,071	$1,144,902	$(44)	$1,284,929

NAV
Initial Class	$13.75	$9.67	$(13.75)	$9.67
Service Class	$13.65	$9.58	$(13.65)	$9.58

Shares
Initial Class	120	431	50	601
Service Class	10,139	119,120	4,310	133,569

(A)	Pro Forma Adjustments are due to the cost of the Reorganization.

It is impossible to predict with any certainty how many shares of the Destination Portfolio will actually be received and distributed by your Target Portfolio on the Closing Date. The foregoing table should not be relied upon to determine the amount of Destination Portfolio shares that will actually be received and distributed.

ADDITIONAL INFORMATION

For information relating to each Portfolio and the Reorganization, including tax capital loss carryforwards, the tax status of the Reorganization, a comparison of the fundamental investment policies of the Portfolios, how to buy, sell or exchange Portfolio shares, how each Portfolio values its securities, financial highlights information for each Portfolio and ownership of shares of the Portfolios, please see the sections below.

OTHER IMPORTANT INFORMATION CONCERNING THE REORGANIZATIONS

Tax Capital Loss Carryforwards

Federal income tax law permits a regulated investment company to carry forward its net capital losses from any taxable year that began on or before December 22, 2010 for a period of up to eight taxable years. Federal income tax law permits a regulated investment company to carry forward its net capital losses from any taxable year that began after December 22, 2010 for an unlimited number of taxable years, and such carryforwards must be fully utilized before the regulated investment company is permitted to utilize any carryforwards of losses from taxable years that began on or before December 22, 2010.

As of December 31, 2012, the Portfolios had the following unused capital loss carryforwards (which all arose in taxable years that began on or before December 22, 2010):

Fund	Expiring in 2017	Total
Transamerica Third Avenue Value VP	$18,473,781	$18,473,781
Transamerica Systematic Small/Mid Cap Value VP	None	None
Transamerica Efficient Markets VP	None	None
Transamerica Index 75 VP	None	None

As of the Closing Date, each Portfolio may have net realized capital gains or losses and may also have net unrealized gains or losses.

The Reorganizations may result in a number of different limitations on the Destination Portfolios’ ability to use realized and unrealized losses of the Target and Destination Portfolios. In the taxable year in which a Reorganization occurs, the applicable Destination Portfolio will be able to use carryforwards of the applicable Target Portfolio’s capital losses (including from the Target Portfolio’s short taxable year ending on the Closing Date), subject to the additional limitations described below, to offset only a prorated portion of the Destination Portfolio’s capital gains for such taxable year, based on the number of days remaining in the Destination Portfolio’s taxable year that includes the Closing Date.

Each Reorganization may result in limitations on the applicable Destination Portfolio’s ability, following the applicable Reorganization, to use carryforwards of the applicable Target Portfolio (including carryforwards generated in the tax year of the Target Portfolio ending on the date of the applicable Reorganization) and potentially on that Destination Portfolio’s ability to use unrealized capital losses inherent in the tax basis of the assets acquired in the Reorganization. Those limitations are imposed on an annual basis and will apply to a Reorganization if the shareholders of the applicable Target Portfolio own less than 50% of the corresponding Destination Portfolio immediately after the Reorganization. Losses from taxable years that began on or before December 22, 2010 in excess of the limitation may be carried forward, subject to the overall eight-year limit. Losses from taxable years that began after December 22, 2010 in excess of the limitation may be carried forward without regard to the eight-year limit. The annual limitation on the use of those carryforwards for periods following each Reorganization that is subject to such a limitation generally will equal the product of the net asset value of the applicable Target Portfolio immediately prior to the Reorganization and the “long-term tax-exempt rate,” as published by the Internal Revenue Service (“IRS”) and in effect at the time of that Reorganization.

If the shareholders that hold shares in a Destination Portfolio immediately prior to a Reorganization own less than 50% of the Destination Portfolio following the Reorganization, the Reorganization may result in limitations on the Destination Portfolio’s ability, in the post-Reorganization period, to use a portion of any carryforward generated in its tax year that includes the applicable Reorganization, and potentially on the Destination Portfolio’s ability to use unrealized capital losses inherent in the tax basis of its assets held immediately prior to the Reorganization. Those limitations are imposed on an annual basis. Losses in excess of the limitation may be carried forward, subject to generally applicable limitations. The annual limitation on the use of those carryforwards for periods following each Reorganization that is subject to such a limitation generally will equal the product of the net asset value of the applicable Destination Portfolio immediately prior to the Reorganization and the “long-term tax-exempt rate,” as published by the IRS and in effect at the time of that Reorganization.

As a result of the Reorganizations, such carryforwards and losses will benefit the shareholders of the combined Portfolio, rather than only the shareholders of the Portfolio that incurred them. In addition, if a Reorganization closes on a date other than the applicable Target Portfolio’s regular year-end, it will cause carryovers of that Target Portfolio’s losses from taxable years that began on or before December 22, 2010 to expire earlier than the time they otherwise would have expired.

If a Destination Portfolio or Target Portfolio has a net unrealized gain inherent in its assets at the time of the applicable Reorganization, then, under certain circumstances, the combined Portfolio may not offset that gain, to the extent realized within five years of the applicable Reorganization, by a carryforward of pre-Reorganization losses (other than a carryforward of pre-Reorganization losses of that Destination Portfolio or Target Portfolio, as applicable) or, in certain cases, by a net unrealized loss inherent at the time of the applicable Reorganization in the assets of the other Portfolio involved in the applicable Reorganization.

The rules described in this section may cause a significant percentage of the Portfolios’ tax capital loss carryforwards from taxable years that began on or before December 22, 2010 to expire unutilized. By reason of the foregoing rules, you may pay more taxes, or pay taxes sooner, than you otherwise would have if your Target Portfolio’s Reorganization did not occur.

Since the Reorganizations are not expected to close until the close of business April 30, 2013, the capital loss carryforwards and the applicability of the limitations described above may change significantly between now and the completion of the Reorganizations. Further, the ability of each Portfolio to use these losses (even in the absence of a Reorganization) also depends on factors other than loss limitations, such as the future realization of capital gains or losses.

PORTFOLIO SECURITIES

If a Reorganization is effected, TAM will analyze and evaluate the portfolio securities of the Target Portfolio being transferred to the corresponding Destination Portfolio. Consistent with each Destination Portfolio’s investment objective and investment strategies and policies, any restrictions imposed by the Code and in the best interests of each Destination Portfolio’s shareholders (including former shareholders of the corresponding Target Portfolio), TAM will influence the extent and duration to which the portfolio securities of the corresponding Target Portfolio will be maintained by the Destination Portfolio. It is possible that there may be dispositions of some of the portfolio securities of one or more Target Portfolios following the Reorganizations. Subject to market conditions at the time of any such disposition, the disposition of the portfolio securities by each combined Destination Portfolio may result in a capital gain or loss. The actual tax consequences of any disposition of portfolio securities will vary depending upon the specific security(ies) being sold, the selling Portfolio’s other gains and losses, and the combined Destination Portfolio’s ability to use any available tax loss carryforwards. The disposition of portfolio securities also may result in significant brokerage expense to the combined Destination Portfolio.

TERMS OF EACH AGREEMENT AND PLAN OF REORGANIZATION

The Reorganizations

•	The Reorganizations are scheduled to occur as of the close of business on April 30, 2013, but may occur on such later date as the parties may agree to in writing (the “Closing Date”).

•

On the Closing Date, each Target Portfolio will transfer all of its property and assets to the corresponding Destination Portfolio. In exchange, each Destination Portfolio will assume all of the liabilities of the corresponding Target Portfolio and issue shares, as described below.

•

Each Destination Portfolio will issue a number of its Initial Class and Service Class shares, as applicable, to the applicable Target Portfolio having an aggregate net asset value equal to the aggregate net asset value of such Target Portfolio Initial Class and Service Class shares, respectively.

•

Shares of the corresponding class of each Destination Portfolio will then be distributed on the Closing Date to the corresponding Target Portfolio’s shareholders in complete liquidation of the Target Portfolio in proportion to the relative net asset value of their holdings of the applicable class of shares of the Target Portfolio. Therefore, on the Closing Date, upon completion of the applicable Reorganization, each Target Portfolio shareholder will hold shares of the corresponding class of the corresponding Destination Portfolio with the same aggregate net asset value as its holdings of the applicable class of shares of the Target Portfolio immediately prior to the Reorganization. The net asset value attributable to a class of shares of a Target Portfolio will be determined using the Target Portfolio’s valuation policies and procedures and the net asset value attributable to a class of shares of a Destination Portfolio will be determined using the Destination Portfolio’s valuation policies and procedures. The portfolio assets of each Target Portfolio and corresponding Destination Portfolio are valued using the same valuation policies and procedures.

•	Each Target Portfolio will be terminated after the Closing Date.

•	The consummation of each Reorganization is not contingent on the consummation of any other Reorganization.

•

No sales load, contingent deferred sales charge, commission, redemption fee or other transactional fee will be charged as a result of the Reorganizations. Following a Reorganization, shareholders of the applicable Target Portfolio will be subject to the fees and expenses of the corresponding Destination Portfolio.

•

Following the Reorganizations, TAM will continue to act as investment adviser to each Destination Portfolio, SFM will continue to serve as sub-adviser to Transamerica Systematic Small/Mid Cap Value VP and AUIM will continue to serve as sub-adviser to Transamerica Index 75 VP.

•

The exchange of Target Portfolio shares for Destination Portfolio shares in a Reorganization will not result in income, gain or loss being recognized for federal income tax purposes by an exchanging shareholder. The Reorganizations generally will not result in the recognition of gain or loss for federal income tax purposes by any Target Portfolio or Destination Portfolio.

Agreement and Plan of Reorganization

Each Reorganization will be undertaken pursuant to the Plan substantially in the form attached as Exhibit A to this Information Statement/Prospectus, which is incorporated herein by this reference. The description of the Plans contained herein, which includes the material provisions of the Plans, is qualified in its entirety by the attached copy.

Determination of Net Asset Value. In each Reorganization, the applicable Destination Portfolio will deliver to the corresponding Target Portfolio a number of full and fractional Destination Portfolio shares of each class with an aggregate net asset value equal to the net asset value of the Target Portfolio attributable to the corresponding class of the Target Portfolio’s shares. The net asset value per share of each class of such Destination Portfolio shall be computed using the Destination Portfolios’ valuation procedures and the net asset value per share of each class of such Target Portfolio shall be computed using the Target Portfolios’ valuation policies and procedures. The number of full and fractional Destination Portfolio shares shall be determined, with respect to each class, by dividing the value of the Target Portfolio’s net assets with respect to that class of the Target Portfolio’s shares by the net asset value of one share of the corresponding class of the Destination Portfolio’s shares (see Section 1.1 of the form of Plan attached as Exhibit A).

Conditions to Closing a Reorganization. The obligation of each Portfolio to consummate a given Reorganization is subject to the satisfaction of certain conditions, including the Portfolio’s performance of all its obligations under the Plan, the receipt of certain documents and financial statements from the subject Target Portfolio and the receipt of all consents, orders and permits necessary to consummate the Reorganization (see Sections 6 and 7 of the form of Plan attached as Exhibit A). The consummation of each Reorganization is not contingent on the consummation of any other Reorganization.

The obligations of each Portfolio are subject to the receipt of a favorable opinion of Bingham McCutchen LLP as to the United States federal income tax consequences of the Reorganizations (see Section 8.4 of the form of Plan attached as Exhibit A).

Termination of the Plan. The Board may terminate the Plan at any time before the Closing Date, if the Board believes that proceeding with the Plan is inadvisable with respect to the subject Target Portfolio or Destination Portfolio, respectively. Any such termination will be effective when communicated to the other party (see Section 12 of the form of Plan attached as Exhibit A).

Expenses of the Reorganizations. The expenses incurred in connection with the Reorganizations will be borne by the Target Portfolios, provided that expenses will be paid by the party directly incurring such expenses (without reimbursement by another person) if and to the extent that the payment by another person of such expenses would prevent such party from being treated as a “regulated investment company” under the Code or would prevent the Reorganization from qualifying as a tax-free reorganization (see Section 10.2 of the form of Plan attached as Exhibit A).

TAX STATUS OF EACH REORGANIZATION

Each Reorganization is conditioned upon the receipt by the Target Portfolio and the Destination Portfolio of an opinion from Bingham McCutchen LLP, counsel to the Portfolios, substantially to the effect that, for federal income tax purposes:

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The transfer of all of the applicable Target Portfolio’s assets to the corresponding Destination Portfolio in exchange solely for the issuance of the Destination Portfolio shares to the Target Portfolio and the assumption of the Target Portfolio’s liabilities by the Destination Portfolio, followed by the distribution of the Destination Portfolio shares to the Target Portfolio shareholders in complete liquidation of the Target Portfolio, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the applicable Target Portfolio and the corresponding Destination Portfolio will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•

No gain or loss will be recognized by the applicable Destination Portfolio upon receipt of the assets of the corresponding Target Portfolio and the assumption by such Destination Portfolio of all of the liabilities of that Target Portfolio;

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The tax basis of the assets of the applicable Target Portfolio in the hands of the corresponding Destination Portfolio will be the same as the tax basis of such assets in the hands of the Target Portfolio immediately before the transfer of the assets, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Target Portfolio upon the transfer;

•

The holding period of each asset of the applicable Target Portfolio in the hands of the applicable Destination Portfolio, other than assets with respect to which gain or loss is required to be recognized in the applicable Reorganization, will include the period during which the asset was held by the corresponding Target Portfolio (except where investment activities of the Destination Portfolio have the effect of reducing or eliminating the holding period with respect to an asset);

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No gain or loss will be recognized by the applicable Target Portfolio upon the transfer of its assets to the corresponding Destination Portfolio in exchange for the Destination Portfolio shares and the assumption by such Destination Portfolio of all of the liabilities of the Target Portfolio, or upon the distribution of the Destination Portfolio shares by the Target Portfolio to its shareholders in complete liquidation, except for (1) any gain or loss that may be recognized with respect to contracts subject to Section 1256 of the Code, (2) any gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (3) any other gain or loss that may be required to be recognized as a result of the closing of the Target Portfolio’s taxable year or upon transfer of an asset regardless of whether the transfer would otherwise be a non-taxable transaction under the Code;

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No gain or loss will be recognized by the applicable Target Portfolio shareholders upon the exchange of their shares of the applicable Target Portfolio solely for the shares of the corresponding Destination Portfolio as part of the Reorganization;

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The aggregate tax basis of the applicable Destination Portfolio shares received by each shareholder of the corresponding Target Portfolio in connection with the Reorganization will be the same as the aggregate tax basis of the shares of the Target Portfolio surrendered in exchange therefor; and

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The holding period of the applicable Destination Portfolio shares received by a Target Portfolio shareholder will include the holding period of the shares of the Target Portfolio that were surrendered in exchange therefor, provided that the shareholder held the Target Portfolio shares as capital assets on the date of the exchange.

In rendering such opinion, counsel shall rely upon, among other things, certain facts, assumptions and representations of the Trust, made on behalf of the applicable Target Portfolio and Destination Portfolio.

No tax ruling has been or will be received from the IRS in connection with either Reorganization. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

Immediately prior to the Reorganization, each Target Portfolio will declare and pay a dividend, which, together with all previous dividends, is intended to have the effect of distributing to the Target Portfolio shareholders all of the Target Portfolio’s investment company taxable income for taxable years ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid), all of its net tax-exempt income and all of its net capital gain, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any available capital loss carryover). The amount of such distributions to the shareholders of each Target Portfolio is estimated as of December 31, 2012, to be as set forth in the table below. The amounts set forth in the table below are estimates of the applicable Target Portfolio’s investment company taxable income (computed without regard to any deduction for dividends paid), net tax-exempt income and net capital gain as if its taxable year ended on the Closing Date. Any amount actually distributed to a Target Portfolio’s shareholders immediately prior to the applicable Reorganization may be higher or lower than the amount set forth in the table below.

Portfolio	Distribution Amount (per Share)
Transamerica Third Avenue Value VP	$0.39280
Transamerica Efficient Markets VP	$0.54793

Such distributions may result in taxable income to a Target Portfolio shareholder, but as long as the Policies funded by the Portfolios qualify to be treated as annuity contracts or life insurance policies under the Code, such distributions will not be currently taxable to the Policyowners and the Reorganization should not otherwise result in any tax liability to the Policyowners.

The foregoing discussion is very general. The foregoing consequences may not apply to certain classes of taxpayers who are subject to special circumstances, such as shareholders who are not citizens or residents of the United States, insurance companies, tax-exempt organizations, financial institutions, dealers in securities or foreign currencies, or persons who hold their shares as part of a straddle or conversion transaction. Except as expressly set forth above, this discussion does not address any state, local or foreign tax consequences of the Reorganizations. You should consult your tax adviser for the particular tax consequences to you of the applicable transaction, including the applicability of any state, local or foreign tax laws.

FUNDAMENTAL INVESTMENT POLICIES OF THE PORTFOLIOS

Each Portfolio has adopted certain fundamental investment policies that may not be changed without the affirmative vote of the holders of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Portfolio. Under the 1940 Act, the vote of a majority of the outstanding voting securities of a Portfolio means the affirmative vote of the lesser of (a) 67% or more of the voting power of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio are present at the meeting or represented by proxy, or (b) more than 50% of the voting power of the outstanding voting securities of the Portfolio. The following table lists the fundamental policies for each Target Portfolio and each Destination Portfolio. In the table below, if a row extends across the entire table, the information disclosed is applies to both the Target Portfolios and the Destination Portfolios. For a more complete discussion of each Portfolio’s other investment policies and fundamental and non-fundamental investment restrictions, please see the Portfolios’ statement of additional information.

	Target Portfolios	Destination Portfolios

Borrowing	The portfolio may not borrow money, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction.

Underwriting Securities	The portfolio may not engage in the business of underwriting the securities of other issuers except as permitted by the 1940 Act.

Making Loans	The portfolio may make loans only as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

Senior Securities	The portfolio may not issue any senior security, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction.

Real Estate	The portfolio may not purchase or sell real estate except as permitted by the 1940 Act.

Commodities	The portfolio may not purchase physical commodities or contracts relating to physical commodities, except as permitted from time to time under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction.

Concentration	The portfolio may not make any investment if, as a result, the portfolio’s investments will be concentrated in any one industry, as the relevant terms are used in the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.

BUYING AND SELLING OF PORTFOLIO SHARES

The following describes how shareholders may buy and sell shares of the Portfolios and how each Portfolio determines its net asset value.

Purchase and Redemption of Shares

Shares of these Portfolios are intended to be sold to the asset allocation portfolios offered in the Portfolios’ prospectus dated May 1, 2012, as supplemented (together, the “Asset Allocation Portfolios”), and to separate accounts of insurance companies, including separate accounts of WRL, TLIC, TFLIC, TALIC, TALICNY and Monumental, to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts. Shares of these Portfolios may be made available to other insurance companies and their separate accounts in the future.

TST currently does not foresee any disadvantages to investors if a Portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a Portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio, which might force the Portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value (“NAV”) without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each Portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by TST’s distributor (or other agent) of a purchase order or receipt of a redemption request.

Net Asset Value

The NAV of all Portfolios is determined on each day the New York Stock Exchange (“NYSE”) is open for business.

The NAV of each Portfolio (or class thereof) is calculated by taking the value of its net assets and dividing by the number of shares of the Portfolio (or class) that are then outstanding.

In general, securities and other investments (including shares of ETFs) are valued based on market prices at the close of regular trading on the NYSE. Portfolio securities (including shares of ETFs) listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-denominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded.

ADDITIONAL INFORMATION ABOUT THE DESTINATION PORTFOLIOS

Investment Adviser

TAM, located at 570 Carillon Parkway, St. Petersburg, FL 33716, serves as investment adviser for the Destination Portfolios. The investment adviser hires investment sub-advisers to furnish investment advice and recommendations and has entered into sub-advisory agreements with each Destination Portfolio’s sub-adviser. The investment adviser also monitors the sub-advisers’ buying and selling of portfolio securities and administration of the funds. For these services, TAM is paid investment advisory fees. These fees are calculated on the average daily net assets of each Destination Portfolio, and are paid at the rates previously shown in this Information Statement/Prospectus.

TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (“Western Reserve”) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

The Destination Portfolios may rely on an Order from the SEC (Release IC- 23379 dated August 5, 1998) that permits TST and TAM, subject to certain conditions, and without the approval of shareholders to:

(1)	employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2)	materially change the terms of any sub-advisory agreement; and

(3)	continue the employment of an existing sub-adviser on sub-advisory contract terms where a contract has been assigned because of a change of control of the sub-adviser.

Pursuant to the Order, the portfolios have agreed to provide certain information about new sub-advisers and new sub-advisory agreements to their shareholders.

As of December 31, 2012, TAM’s assets under management were approximately $54,500,000,000.

A discussion regarding the basis of the Board’s approval of the advisory arrangements with TAM is available in the Destination Portfolios’ semi-annual report for the fiscal period ended June 30, 2012.

Sub-Adviser

Systematic Financial Management, L.P., 300 Frank W. Burr Blvd., Glenpointe East, 7th Floor, Teaneck, NJ 07666 serves as a sub-adviser for Transamerica Systematic Small/Mid Cap Value VP.

AEGON USA Investment Management, LLC, 4333 Edgewood Road NE, Cedar Rapids, IA 52499, serves as a sub-adviser for Transamerica Index 75 VP.

A discussion regarding the basis of the Board’s approval of the sub-advisory arrangements with each of SFM and AUIM is available in the applicable Destination Portfolios’ semi-annual report for the fiscal period ended June 30, 2012.

Disclosure of Portfolio Holdings

A detailed description of the portfolios’ policies and procedures with respect to the disclosure of the portfolios’ portfolio holdings is available in the SAI. The portfolios publish all holdings on the website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

Valuation of Shares

The NAV of all portfolios is determined on each day the New York Stock Exchange (“NYSE”) is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.

Net Asset Value

The NAV of each portfolio (or class thereof) is calculated by taking the value of its net assets and dividing by the number of shares of the portfolio (or class) that are then outstanding.

The Board of Trustees has approved procedures to be used to value the portfolios’ securities for the purposes of determining the portfolios’ NAV. The valuation of the securities of the portfolios is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the portfolios to TAM.

In general, securities and other investments (including shares of ETFs) are valued based on market prices at the close of regular trading on the NYSE. Portfolio securities (including shares of ETFs) listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (“NOCP”). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the last bid price. The market price for debt obligations is generally the price supplied by an independent third party pricing service, which may use market prices or quotations or a variety of fair value techniques and methodologies. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. The prices that the portfolio uses may differ from the amounts that would be realized if the investments were sold and the differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end portfolios (other than ETF shares) are generally valued at the net asset value per share reported by that investment company. ETF shares are valued at the most recent sale price or official closing price on the exchange on which they are traded.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a value for the security in accordance with fair valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The portfolios use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.

Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with the portfolios’ valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase a portfolio through a broker-dealer or other financial intermediary, the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Distribution Arrangements

Distribution and Service Plans. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) and pursuant to the Plan, entered into a Distribution Agreement with Transamerica Capital, Inc. (“TCI”), located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80327. TCI is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, makes payments to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class and up to 0.25% of the average daily net assets of each portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The maximum 12b-1 fee on Initial Class shares is 0.15%. As of the date of this information statement/prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares through May 1, 2014. Each portfolio reserves the right to pay such fees after that date. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

Other Distribution and Service Arrangements. The insurance companies that selected the TST portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Advisors Life Insurance Company (together, the “Transamerica Insurance Companies”), are affiliated with TAM.

TCI, TAM and their affiliates may enter into arrangements with affiliated entities, including the Transamerica Insurance Companies, that provide administrative, recordkeeping and other services with respect to one or more of the portfolios. Payment for these services is made by TCI, TAM and their affiliates out of past profits and other available sources and may take the form of internal credit, recognition or cash payments. TCI, TAM and their affiliates may also enter into similar arrangements with unaffiliated entities.

If a portfolio is sub-advised by an affiliate of Transamerica Insurance Companies and TAM, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. TAM is a majority-owned subsidiary of Western Reserve and is affiliated with other Transamerica Insurance Companies, and TAM’s business profits (from managing the portfolios) may directly benefit Western Reserve and the other Transamerica Insurance Companies. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the TST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the TST portfolios’ shares available to current or prospective variable contract owners to the detriment of other potential investment options.

TAM, the Transamerica Insurance Companies, TCI, and/or portfolio sub-advisers, directly or through TCI, out of their past profits and other available sources, typically provide cash payments or non-cash compensation to brokers and other financial intermediaries as a means to promote the distribution and wholesaling of variable contracts (and thus, indirectly, the portfolios’ shares). Such payments and compensation are in addition to the Rule 12b-1 Plan fees, service fees and other fees that may be paid, directly or indirectly, to such brokers and other financial intermediaries. These arrangements are sometimes referred to as “revenue sharing” arrangements. The amount of revenue sharing payments is substantial and may be substantial to any given recipient. The presence of these payments and the basis on which an intermediary compensates its registered representatives or salespersons may create an incentive for a particular intermediary, registered representative or salesperson to highlight, feature or recommend the variable contracts, at least in part, based on the level of compensation paid. Revenue sharing payments are not an additional charge to the portfolios.

From time to time, TCI, its affiliates, the Transamerica Insurance Companies and/or TAM and/or portfolio sub-advisers may, to the extent permitted by applicable law, pay non-cash compensation to brokers and other financial intermediaries and their sales representatives in the form of, for example: (i) occasional gifts or prizes; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of broker marketing events, programs, sales contests, promotions or other activities. They may also make payments in connection with the sponsorship by Transamerica or its affiliates of special events which may be attended by brokers and other financial intermediaries.

Certain portfolios of TST are funds of funds that invest in affiliated underlying funds, unaffiliated underlying funds, or a combination of both. TAM will receive more revenue when it selects an affiliated fund rather than an unaffiliated fund for the inclusion in a fund of funds. This conflict may result in affiliated funds that have performed or are expected to perform worse than unaffiliated funds being included in the fund of funds. The inclusion of affiliated funds will also permit TAM to make increased revenue sharing payments, including to TCI, Transamerica Insurance Companies and/or their affiliates. The affiliates of certain unaffiliated underlying funds may make revenue sharing payments to TCI and its affiliates for the provision of services to investors and distribution activities.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separate account.

Investors may also obtain more information about these arrangements, including the conflicts of interests that such arrangements may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios. Revenue sharing payments, as well as payments under the shareholder services and distribution plan (where applicable), also benefit TAM, TCI and their affiliates to the extent the payments result in more assets being invested in the portfolios on which fees are being charged.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentives for the insurers and other financial intermediaries to make the TST portfolios’ shares available to current or prospective variable contract owners to the detriment of other potential investment options.

Distributions and Taxes

Each portfolio intends to distribute annually substantially all of its net investment income, if any. Capital gain distributions are typically declared and distributed annually, if any. Dividends and distributions are paid on the business day following the ex-dividend date, and will be reinvested in additional shares unless you elect to take your dividends in cash. Distributions of short-term capital gains are included as distributions of net investment income.

Taxes. Each portfolio has qualified and expects to continue to qualify for each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”). As a regulated investment company, a portfolio generally will not be subject to federal income tax on the taxable income that it distributes. Taxable income consists generally of net investment income and any capital gains. It is each portfolio’s intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to the Asset Allocation Portfolios offered in another prospectus. Separate accounts are insurance company separate accounts that fund variable insurance policies and annuity contracts. Certain separate accounts are required to meet diversification requirements under Section 817(h) of the Code and the regulations thereunder in order for insurance policies and annuity contracts funded by those separate accounts to qualify for their expected tax treatment. If a portfolio qualifies as a regulated investment company and is owned only by separate accounts and certain other qualified investors (including the asset allocation portfolios offered in another prospectus if they are owned only by separate accounts and certain other qualified investors), the separate accounts invested in that portfolio will be allowed to look through to the portfolio’s investments in order to satisfy the separate account diversification requirements. Each portfolio intends to comply with those diversification requirements. If a portfolio fails to meet the diversification requirements under Section 817(h) of the Code, fails to qualify as a regulated investment company or fails to limit sales of portfolio shares to the permitted investors described above, then income earned with respect to the insurance policies and annuity contracts invested in that portfolio could become currently taxable to the owners of the policies and contracts, and income for prior periods with respect to the policies and contracts could also be taxable in the year in which that failure occurs.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers with respect to an investment in a portfolio. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see “Federal Income Tax Considerations” included in the respective prospectuses for the policies and contracts.

Market Timing/Excessive Trading

Some investors try to profit from various short-term or frequent trading strategies known as market timing. Examples of market timing include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. As money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares may disrupt portfolio management, hurt portfolio performance and drive portfolio expenses higher. For example, a portfolio may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs or realize capital gains without attaining any investment advantage. These costs are generally borne by all shareholders, including long-term investors who do not generate these costs.

Transamerica Series Trust’s Board of Trustees has approved policies and procedures that are designed to discourage market timing or excessive trading which include limitations on the number of transactions in portfolio shares. If you intend to engage in such practices, we request that you do not purchase shares of any of the portfolios. Each portfolio reserves the right to reject any request to purchase shares, including purchases in connection with an exchange transaction, which the portfolio reasonably believes to be in connection with market timing or excessive trading.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios’ policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing or disruptive trading by a contract or policy owner (a “contract owner”) or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and excessive short-term trading, the portfolios cannot always recognize or detect such trading. The Trust’s distributor has entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify harmful trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in excessive trading. There is no guarantee that the procedures used by financial intermediaries will be able to curtail frequent, short-term trading activity. For example, shareholders who seek to engage in frequent, short-term trading activity may use a variety of strategies to avoid detection, and the financial intermediaries’ ability to deter such activity may be limited by operational and information systems. Due to the risk that the portfolios and financial intermediaries may not detect all harmful trading activity, it is possible that shareholders may bear the risks associated with such activity. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an asset allocation portfolio in furtherance of a portfolio’s objective are not considered to be market timing or disruptive trading.

Investment Policy Changes

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the particular type of securities implied by its name will provide its shareholders with at least 60 days’ prior written notice before making changes to such policy. Such notice will comply with the conditions set forth in any applicable SEC rules then in effect.

Unless expressly designated as fundamental, all policies and procedures of the portfolios, including their investment objectives, may be changed at any time by the Board of Trustees without shareholder approval. The investment strategies employed by a portfolio may also be changed without shareholder approval.

To the extent authorized by law, Transamerica Series Trust and each portfolio reserve the right to discontinue offering shares at any time, to merge or liquidate a class of shares or to cease operations entirely.

Asset Allocation Funds

The Asset Allocation Portfolios, as well as Transamerica Asset Allocation – Conservative Portfolio, Transamerica Asset Allocation – Moderate Portfolio, Transamerica Asset Allocation – Moderate Growth Portfolio, Transamerica Asset Allocation – Growth Portfolio, Transamerica Multi-Manager International Portfolio and Transamerica Multi-Manager Alternative Strategies Portfolio, each separate series of Transamerica Funds, may own a significant portion of the shares of a Transamerica Series Trust portfolio (“TST Portfolio”). Transactions by the asset allocation portfolios may be disruptive to the management of an underlying portfolio.

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand a portfolio’s performance for the past five years (or since its inception if less than five years). Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio for the period shown, assuming reinvestment of all dividends and distributions. Information subsequent to December 31, 2009 has been derived from financial statements audited by                     , an Independent Registered Public Accounting firm, whose report, along with the portfolio’s financial statements, is included in the December 31, 2012 Annual Report, which is available to you upon request.

Information on and prior to December 31, 2009 has been derived from financial statements audited by a previous independent registered certified public accounting firm, whose report, along with the portfolio’s financial statements, is included in the Annual Reports for the previous periods ended December 31, which are available upon request.

Transamerica Third Avenue Value VP

Financial Highlights

For a share outstanding throughout each period	Initial Class
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net asset value
Beginning of year	$9.70	$11.99	$10.72	$8.50	$21.75
Investment operations
Net investment income(A)	0.17	0.10	0.09	0.13	0.17
Net realized and unrealized gain (loss)	1.85	(1.79)	1.49	2.78	(7.09)

Total operations	2.02	(1.69)	1.58	2.91	(6.92)

Distributions
From net investment income	—	(0.60)	(0.31)	—	(0.70)
From net realized gains	—	—	—	(0.69)	(5.63)

Total distributions	—	(0.60)	(0.31)	(0.69)	(6.33)

Net asset value
End of year	$11.72	$9.70	$11.99	$10.72	$8.50

Total return(B)	20.82%	(14.33)%	15.43%	34.88%	(41.15)%

Net assets end of year (000’s)	$131,905	$129,351	$173,877	$185,277	$160,338
Ratio and supplemental data
Expenses to average net assets	0.94%	0.90%	0.90%	0.92%	0.88%
Net investment income to average net assets	1.56%	0.88%	0.82%	1.36%	1.06%
Portfolio turnover rate	19%	7%	4%	8%	13%

For a share outstanding throughout each period	Service Class
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net asset value
Beginning of year	$9.69	$11.96	$10.69	$8.50	$21.70
Investment operations
Net investment income(A)	0.14	0.07	0.06	0.10	0.14
Net realized and unrealized gain (loss)	1.85	(1.78)	1.50	2.78	(7.09)

Total operations	1.99	(1.71)	1.56	2.88	(6.95)

Distributions
From net investment income	—	(0.56)	(0.29)	—	(0.62)
From net realized gains	—	—	—	(0.69)	(5.63)

Total distributions	—	(0.56)	(0.29)	(0.69)	(6.25)

Net asset value
End of year	$11.68	$9.69	$11.96	$10.69	$8.50

Total return(B)	20.54%	(14.49)%	15.16%	34.52%	(41.28)%

Net assets end of year (000’s)	$11,706	$11,752	$17,763	$19,759	$16,916
Ratio and supplemental data
Expenses to average net assets	1.19%	1.15%	1.15%	1.17%	1.13%
Net investment income to average net assets	1.35%	0.66%	0.58%	1.12%	0.83%
Portfolio turnover rate	19%	7%	4%	8%	13%

(A)	Calculated based on average number of shares outstanding.
(B)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

Note: Prior to January 1, 2010, all the financial highlights were audited by another independent registered public accounting firm.

Transamerica Systematic Small/Mid Cap Value VP

Financial Highlights

For a share outstanding throughout each period	Initial Class
	Year Ended December 31,
	2012	2011		2010	2009	2008
Net asset value
Beginning of year	$20.28	$20.87		$16.14	$11.60	$22.10
Investment operations
Net investment income(A)	0.22	0.10		0.02	0.14	0.28
Net realized and unrealized gain (loss)	2.82	(0.66)		4.84	4.84	(8.43)

Total operations	3.04	(0.56)		4.86	4.98	(8.15)

Distributions
From net investment income	(0.12)	(0.03)		(0.13)	(0.44)	(0.29)
From net realized gains	(5.73)	—		—	—	(2.06)

Total distributions	(5.85)	(0.03)		(0.13)	(0.44)	(2.35)

Net asset value
End of year	$17.47	$20.28		$20.87	$16.14	$11.60

Total return(B)	16.39%	(2.66)%		30.41%	43.21%	(40.86)%

Net assets end of year (000’s)	$233,808	$223,957		$261,291	$222,235	$175,980
Ratio and supplemental data
Expenses to average net assets
After reimbursement/recapture	0.89%	0.89%		0.86%	0.88%	0.86%
Before reimbursement/recapture	0.89%	0.90%		0.86%	0.88%	0.86%
Net investment income to average net assets	1.08%	0.50%		0.10%	1.03%	1.52%
Portfolio turnover rate	76%	174	%(C)	62%	89%	60%

For a share outstanding throughout each period	Service Class
	Year Ended December 31,
	2012	2011		2010	2009	2008
Net asset value
Beginning of year	$20.07	$20.67		$16.01	$11.49	$21.94
Investment operations
Net investment income (loss)(A)	0.16	0.06		(0.03)	0.12	0.23
Net realized and unrealized gain (loss)	2.78	(0.65)		4.80	4.78	(8.36)

Total operations	2.94	(0.59)		4.77	4.90	(8.13)

Distributions
From net investment income	(0.06)	(0.01)		(0.11)	(0.38)	(0.26)
From net realized gains	(5.73)	—		—	—	(2.06)

Total distributions	(5.79)	(0.01)		(0.11)	(0.38)	(2.32)

Net asset value
End of year	$17.22	$20.07		$20.67	$16.01	$11.49

Total return(B)	16.04%	(2.86)%		30.05%	42.90%	(41.05)%

Net assets end of year (000’s)	$78,008	$70,318		$61,569	$24,407	$12,628
Ratio and supplemental data
Expenses to average net assets
After reimbursement/recapture	1.14%	1.14%		1.11%	1.13%	1.11%
Before reimbursement/recapture	1.14%	1.15%		1.11%	1.13%	1.11%
Net investment income (loss) to average net assets	0.83%	0.29%		(0.15)%	0.91%	1.29%
Portfolio turnover rate	76%	174	%(C)	62%	89%	60%

(A)	Calculated based on average number of shares outstanding.
(B)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(C)	Increase in portfolio turnover rate was triggered by a change in the portfolio’s sub-adviser.

Note: Prior to January 1, 2010, all the financial highlights were audited by another independent registered public accounting firm.

Transamerica Efficient Markets VP

Financial Highlights

For a share outstanding throughout each period	Initial Class
Year Ended December 31,	Nov 10 to Dec 31,
2012	2011	2010	2009	2008(A)
Net asset value
Beginning of year	$12.91	$13.49	$12.27	$10.39	$10.00
Investment operations
Net investment income(B), (C)	0.13	0.27	0.26	0.27	0.10
Net realized and unrealized gain (loss)	1.45	(0.54)	1.26	1.62	0.29

Total operations	1.58	(0.27)	1.52	1.89	0.39

Distributions
From net investment income	(0.21)	(0.12)	(0.09)	(0.01)	—
From net realized gains	(0.53)	(0.19)	(0.21)	—	(D)	—

Total distributions	(0.74)	(0.31)	(0.30)	(0.01)	—

Net asset value
End of year	$13.75	$12.91	$13.49	$12.27	$10.39

Total return(E)	12.50%	(1.93)%	12.68%	18.15%	3.90	%(F)

Net assets end of year (000’s)	$1,649	$1,220	$1,054	$831	$260
Ratio and supplemental data
Expenses to average net assets(G)
After reimbursement/recapture	0.48%	0.52%	0.52%	0.52%	0.52	%(H)
Before reimbursement/recapture	0.48%	0.49%	0.52%	0.70%	17.77	%(H)
Net investment income to average net assets(C)	1.00%	2.01%	2.01%	2.42%	7.15	%(H)
Portfolio turnover rate(I)	33%	44%	17%	37%	2	%(F)

For a share outstanding throughout each period	Service Class
Year Ended December 31,	Nov 10 to Dec 31,
2012	2011	2010	2009	2008(A)
Net asset value
Beginning of year	$12.83	$13.43	$12.24	$10.39	$10.00
Investment operations
Net investment income(B),(C)	0.11	0.24	0.23	0.25	0.11
Net realized and unrealized gain (loss)	1.42	(0.54)	1.25	1.61	0.28

Total operations	1.53	(0.30)	1.48	1.86	0.39

Distributions
From net investment income	(0.18)	(0.11)	(0.08)	(0.01)	—
From net realized gains	(0.53)	(0.19)	(0.21)	—	(D)	—

Total distributions	(0.71)	(0.30)	(0.29)	(0.01)	—

Net asset value
End of year	$13.65	$12.83	$13.43	$12.24	$10.39

Total return(E)	12 .21%	(2 .19)%	12.38%	17.86%	3.90	%(F)

Net assets end of year (000’s)	$138,422	$114,408	$71,452	$26,854	$1,157
Ratio and supplemental data
Expenses to average net assets(G)
After reimbursement/recapture	0 .73%	0 .77%	0 .77%	0 .77%	0.77	%(H)
Before reimbursement/recapture	0 .73%	0 .74%	0 .77%	0 .95%	18.02	%(H)
Net investment income to average net assets(C)	0 .81%	1 .83%	1 .84%	2 .20%	8.04	%(H)
Portfolio turnover rate(I)	33%	44%	17%	37%	2	%(F)

(A)	Commenced operations on November 10, 2008.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.
(D)	Rounds to less than $(.01) per share.
(E)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(F)	Not annualized.
(G)	Does not include expenses of the underlying investment companies in which the portfolio invests.
(H)	Annualized.
(I)	Does not include the portfolio activity of the underlying investment companies in which the portfolio invests.

Note: Prior to January 1, 2010, all the financial highlights were audited by another independent registered public accounting firm.

Transamerica Index 75 VP

Financial Highlights

For a share outstanding throughout each period	Initial Class
Year Ended December 31,	May 1 to Dec 31,
2012	2011	2010	2009	2008(A)
Net asset value
Beginning of year	$9.60	$9.96	$9.01	$7.31	$10.00
Investment operations
Net investment income (B), (C)	0.22	0.20	0.28	0.16	0.33
Net realized and unrealized gain (loss)	0.87	(0.29)	0.87	1.57	(3.02)

Total operations	1.09	(0.09)	1.15	1.73	(2.69)

Distributions
From net investment income	(0.18)	(0.16)	(0.11)	(0.03)	—
From net realized gains	(0.84)	(0.11)	(0.09)	—	(D)	—

Total distributions	(1.02)	(0.27)	(0.20)	(0.03)	—

Net asset value
End of year	$9.67	$9.60	$9.96	$9.01	$7.31

Total return(E)	11.79%	(0.86)%	13.15%	23.68%	(26.90	)%(F)
Net assets end of year (000’s)	$4,165	$2,017	$2,686	$1,016	$2
Ratio and supplemental data
Expenses to average net assets(G)
After reimbursement/recapture	0.34%	0.34%	0.34%	0.37%	0.37	%(H)
Before reimbursement/recapture	0.34%	0.34%	0.34%	0.35%	0.67	%(H)
Net investment income to average net assets(C)	2.24%	1.94%	2.99%	2.17%	6.63	%(H)
Portfolio turnover rate(I)	76%	79%	7%	24%	11	%(F)

For a share outstanding throughout each period	Service Class
Year Ended December 31,	May 1 to Dec 31,
2012	2011	2010	2009	2008(A)
Net asset value
Beginning of year	$9.52	$9.89	$8.95	$7.29	$10.00
Investment operations
Net investment income(B),(C)	0.21	0.20	0.20	0.23	0.38
Net realized and unrealized gain (loss)	0.85	(0.32)	0.93	1.46	(3.09)

Total operations	1.06	(0.12)	1.13	1.69	(2.71)

Distributions
From net investment income	(0.16)	(0.15)	(0.10)	(0.03)	—
From net realized gains	(0.84)	(0.10)	(0.09)	—	(D)	—

Total distributions	(1.00)	(0.25)	(0.19)	(0.03)	—

Net asset value
End of year	$9.58	$9.52	$9.89	$8.95	$7.29

Total return(E)	11 .55%	(1 .13)%	13 .00%	23 .18%	(27.10	)%(F)
Net assets end of year (000’s)	$1,140,737	$849,926	$705,936	$431,394	$57
Ratio and supplemental data
Expenses to average net assets(G)
After reimbursement/recapture	0 .59%	0 .59%	0 .59%	0 .62%	0.62	%(H)
Before reimbursement/recapture	0 .59%	0 .59%	0 .59%	0 .60%	0.92	%(H)
Net investment income to average net assets(C)	2 .13%	2 .02%	2 .25%	2 .75%	7.71	%(H)
Portfolio turnover rate(I)	76%	79%	7%	24%	11	%(F)

(A)	Commenced operations on May 1, 2008.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.
(D)	Rounds to less than $(.01) per share.
(E)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(F)	Not annualized.
(G)	Does not include expenses of the underlying investment companies in which the portfolio invests.
(H)	Annualized.
(I)	Does not include the portfolio activity of the underlying investment companies in which the portfolio invests.

Note: Prior to January 1, 2010, all the financial highlights were audited by another independent registered public accounting firm.

OWNERSHIP OF SHARES OF THE PORTFOLIOS

To the knowledge of each Target Portfolio, as of February 22, 2013, the Trustees and officers of the Target Portfolio owned in the aggregate less than 1% of the outstanding shares of the Target Portfolio. To the knowledge of each Destination Portfolio, as of February 22, 2013, the Trustees and officers of the Destination Portfolio owned in the aggregate less than 1% of the outstanding shares of the Destination Portfolio.

To the knowledge of each Target Portfolio, as of February 22, 2013, the following persons owned of record or beneficially 5% or more of the outstanding shares of the indicated classes of the Target Portfolio.

Name & Address	Portfolio Name	Class	Pct
AEGON Financial Partners – Florida* Western Reserve Life Assurance Co Life WRL Acct A - Class A 570 Carillon Parkway St Petersburg FL 33716-1294		Initial

TCM Division Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294		Initial

Transamerica Asset Allocation – Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294		Initial

Transamerica Asset Allocation – Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294		Initial

TCM Division Western Reserve Life Assurance Co Ann Acct A - Class B 570 Carillon Parkway St Petersburg FL 33716-1294		Initial

TCM Division Western Reserve Life Assurance Co Ann Acct A - Class A 570 Carillon Parkway St Petersburg FL 33716-1294		Initial

TCM Division Transamerica Life Insurance Company Transamerica Extra VA 570 Carillon Parkway St Petersburg FL 33716-1294		Initial

Transamerica Asset Allocation – Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294		Initial

TCM Division* Merrill Lynch Life Insurance Co Investor Choice Annuity Inv Series 570 Carillon Pkwy St Petersburg FL 33716-1294		Service

TCM Division Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294		Service

Name & Address	Portfolio Name	Class	Pct
TCM Division Western Reserve Life Assurance Co WRL Freedom Premier III 570 Carillon Parkway St Petersburg FL 33716-1294		Service

TCM Division Transamerica Life Insurance Company Transamerica Liberty 570 Carillon Parkway St Petersburg FL 33716-1294		Service

AEGON Financial Partners – Florida* Western Reserve Life Assurance Co Life WRL Acct A - Class A 570 Carillon Parkway St Petersburg FL 33716-1294		Initial

TCM Division Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294		Initial

TCM Division Western Reserve Life Assurance Co Ann Acct A - Class A 570 Carillon Parkway St Petersburg FL 33716-1294		Initial

TCM Division Western Reserve Life Assurance Co Ann Acct A - Class B 570 Carillon Parkway St Petersburg FL 33716-1294		Initial

Transamerica Asset Allocation – Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294		Initial

TCM Division* Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294		Service

TCM Division Western Reserve Life Assurance Co WRL Freedom Premier III 570 Carillon Parkway St Petersburg FL 33716-1294		Service

TCM Division Transamerica Life Insurance Company Transamerica Liberty 570 Carillon Parkway St Petersburg FL 33716-1294		Service

TCM Division Transamerica Life Insurance Company Transamerica Freedom VA 570 Carillon Parkway St Petersburg FL 33716-1294		Service

TCM Division Transamerica Life Insurance Company Transamerica Extra VA 570 Carillon Parkway St Petersburg FL 33716-1294		Service

TCM Division Transamerica Life Insurance Company Transamerica Principium Var Ann 570 Carillon Parkway St Petersburg FL 33716-1294		Service

To the knowledge of each Destination Portfolio, as of, the following persons owned of record or beneficially or more of the outstanding shares of the indicated classes of the Destination Portfolio.

Name & Address	Portfolio Name	Class	Percentage
AEGON Financial Partners – Florida* Western Reserve Life Assurance Co Life WRL Acct A - Class A 570 Carillon Parkway St Petersburg FL 33716-1294		Initial

TCM Division Western Reserve Life Assurance Co Ann Acct A - Class A 570 Carillon Parkway St Petersburg FL 33716-1294		Initial

TCM Division Western Reserve Life Assurance Co Ann Acct A - Class B 570 Carillon Parkway St Petersburg FL 33716-1294		Initial

TCM Division Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294		Initial

TCM Division* Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294		Service

TCM Division* Transamerica Life Insurance Company Transamerica Liberty 570 Carillon Parkway St Petersburg FL 33716-1294		Service

TCM Division Western Reserve Life Assurance Co WRL Freedom Premier III 570 Carillon Parkway St Petersburg FL 33716-1294		Service

TCM Division Transamerica Life Insurance Company Transamerica Extra VA 570 Carillon Parkway St Petersburg FL 33716-1294		Service

AEGON Financial Partners – Florida* Western Reserve Life Assurance Co Life WRL Acct A - Class A 570 Carillon Parkway St Petersburg FL 33716-1294		Initial

Transamerica Asset Allocation – Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294		Initial

Name & Address	Portfolio Name	Class	Percentage
TCM Division Western Reserve Life Assurance Co Ann Acct A - Class A 570 Carillon Parkway St Petersburg FL 33716-1294		Initial

Transamerica Asset Allocation – Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294		Initial

TCM Division Western Reserve Life Assurance Co Ann Acct A - Class B 570 Carillon Parkway St Petersburg FL 33716-1294		Initial

TCM Division Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294		Initial

Transamerica Asset Allocation – Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294		Initial

TCM Division* Merrill Lynch Life Insurance Co Investor Choice Annuity Inv Series 570 Carillon Pkwy St Petersburg FL 33716-1294		Service

TCM Division Western Reserve Life Assurance Co WRL Freedom Premier III 570 Carillon Parkway St Petersburg FL 33716-1294		Service

*	Any shareholder who holds beneficially 25% or more of the Portfolio may be deemed to control the Portfolio until such time as it holds beneficially less than 25% of the outstanding common shares of the Portfolio. Information regarding the parent companies of the control persons listed in the chart above is provided in Exhibit B hereto.

EXPERTS

The financial statements and financial highlights of each Portfolio for the past five fiscal years and any semi-annual period, as applicable, are incorporated by reference into this Information Statement/Prospectus. The financial statements and financial highlights of each Target Portfolio for its fiscal year end December 31, 2012 have been audited by                     , an Independent Registered Public Accounting firm, as set forth in their report thereon incorporated by reference into this Information Statement/Prospectus. Such financial statements and financial highlights are incorporated by reference herein in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

AVAILABLE INFORMATION

You can obtain more free information about each Portfolio from your investment firm or by writing to your Portfolio at 570 Carillon Parkway, St. Petersburg, Florida 33716. You may also call 1-888-233-4339.

Each Portfolio’s statement of additional information and shareholder reports are available free of charge on the Portfolios’ website at http://www.transamericaseriestrust.com/content/prospectus.aspx.

Shareholder reports. Annual and semi-annual reports to shareholders, and quarterly reports filed with the SEC, provide information about each Portfolio’s investments. An annual report discusses market conditions and investment strategies that significantly affected each Portfolio’s performance during its last fiscal year.

Each Portfolio is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and files reports, proxy statements and other information with the SEC. These reports, proxy statements and other information filed by the Portfolios and their predecessors can be inspected and copied (for a duplication fee) at the public reference facilities of the SEC at 100 F Street, N.E., Washington, DC 20549. Copies of these materials can also be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549, at prescribed rates. In addition, copies of these documents may be viewed on-screen or downloaded from the SEC’s Internet site at www.sec.gov.

By Order of the Board of Trustees,

/s/ Dennis P. Gallagher, Esq.
Dennis P. Gallagher, Esq.
Secretary, Transamerica Series Trust

St. Petersburg, Florida

March [    ], 2013

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

This AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of this    day of        , 2013, by and among Transamerica Series Trust, a Delaware statutory trust (the “Trust”), with its principal place of business at 570 Carillon Parkway, St. Petersburg, Florida 33716, on behalf of each of its series listed on Exhibit A attached hereto under the heading “Acquiring Portfolio/Classes” (each, an “Acquiring Portfolio”), and the Trust on behalf of each of its series listed on Exhibit A attached hereto under the heading “Acquired Portfolio/Classes” (each, an “Acquired Portfolio”).

WHEREAS, the Trust is an open-end management investment company registered pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, it is intended that, for United States federal income tax purposes (i) each transaction contemplated by this Agreement constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and (ii) this Agreement constitute a plan of reorganization within the meaning of Section 368 of the Code and Treasury Regulations Section 1.368-2(g);

WHEREAS, each such reorganization will consist of (1) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Portfolio to the corresponding Acquiring Portfolio listed on Exhibit A (as to each Acquired Portfolio, the “corresponding Acquiring Portfolio”) in exchange solely for (a) shares of the classes of shares of beneficial interest of that Acquiring Portfolio (the “Acquiring Portfolio Shares”) corresponding to the classes of outstanding shares of beneficial interest of the Acquired Portfolio (the “Acquired Portfolio Shares”), as described herein, and (b) the assumption by the Acquiring Portfolio of all liabilities of the Acquired Portfolio, and (2) the subsequent distribution of the Acquiring Portfolio Shares (which shall then constitute all of the assets of the Acquired Portfolio) to the shareholders of the Acquired Portfolio in complete redemption of the Acquired Portfolio Shares and the termination of the Acquired Portfolio, as provided herein (each, a “Reorganization”), all upon the terms and conditions hereinafter set forth in this Agreement;

WHEREAS, the Board of Trustees of the Trust (the “Board”) has determined, with respect to each Acquiring Portfolio, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the corresponding Acquired Portfolio listed on Exhibit A (as to each Acquiring Portfolio, the “corresponding Acquired Portfolio”) for Acquiring Portfolio Shares and the assumption of all liabilities of that Acquired Portfolio by the Acquiring Portfolio is in the best interests of the Acquiring Portfolio and its shareholders and that the interests of the existing shareholders of the Acquiring Portfolio will not be diluted as a result of this transaction; and

WHEREAS, the Board has determined, with respect to each Acquired Portfolio, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Portfolio for Acquiring Portfolio Shares and the assumption of all liabilities of the Acquired Portfolio by the corresponding Acquiring Portfolio is in the best interests of the Acquired Portfolio and its shareholders and that the interests of the existing shareholders of the Acquired Portfolio will not be diluted as a result of this transaction;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	TRANSFER OF ASSETS OF EACH ACQUIRED PORTFOLIO TO THE CORRESPONDING ACQUIRING PORTFOLIO IN EXCHANGE FOR ACQUIRING PORTFOLIO SHARES IN SUCH ACQUIRING PORTFOLIO, ASSUMPTION OF ALL LIABILITIES OF THAT ACQUIRED PORTFOLIO AND LIQUIDATION AND TERMINATION OF THAT ACQUIRED PORTFOLIO

1.1 Subject to requisite approvals and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Trust, on behalf of each Acquired Portfolio, agrees to sell, assign, convey, transfer and deliver all of its property and assets attributable to that Acquired Portfolio, as set forth in paragraph 1.2, to the corresponding Acquiring Portfolio, and the Trust, on behalf of that Acquiring Portfolio, agrees in exchange therefor: (a) to deliver to the corresponding Acquired Portfolio the number of full and fractional shares of each class of Acquiring Portfolio Shares of that Acquiring Portfolio corresponding to each class of Acquired Portfolio Shares of the corresponding Acquired Portfolio as of the time and date set forth in paragraph 3.1 determined by dividing the value of the Trust’s net assets with respect to each class of Acquired Portfolio Shares of the corresponding Acquired Portfolio (computed in the manner and as of the time and date set forth in paragraph 2.1) by the net asset value of one share of the corresponding class of Acquiring Portfolio Shares of that Acquiring Portfolio (computed in the manner and as of the time and date set forth in paragraph 2.2); and (b) to assume all liabilities of the corresponding Acquired Portfolio as set forth in paragraph 1.2. Such transactions shall take place on a closing date as provided for in paragraph 3.1 (the “Closing Date”). Exhibit A attached hereto shows each Acquiring Portfolio and its classes of shares and the corresponding Acquired Portfolio and its classes of shares. For purposes of this Agreement, each class of shares of each Acquired Portfolio as set forth on Exhibit A corresponds to the class of shares of the corresponding Acquiring Portfolio as set forth on such Exhibit, the term “Acquiring Portfolio Shares” should be read to include each such class of shares of such Acquiring Portfolio, and the term “Acquired Portfolio Shares” should be read to include each such class of shares of such Acquired Portfolio.

1.2 The property and assets of the Trust attributable to each Acquired Portfolio to be sold, assigned, conveyed, transferred and delivered to and acquired by the Trust, on behalf of the corresponding Acquiring Portfolio, shall consist of all assets and property of every kind and nature of the Acquired Portfolio, including, without limitation, all rights, receivables (including dividend, interest and other receivables), cash, cash equivalents, claims (whether absolute or contingent, known or unknown), securities, commodities and futures interests, good will and other intangible property, any deferred or prepaid expenses and all interests, rights, privileges and powers, the Acquired Portfolio owns at the Valuation Date (as defined in paragraph 2.1) (collectively, “Assets”). The Trust, on behalf of each Acquiring Portfolio, shall assume all of the liabilities and obligations of the corresponding Acquired Portfolio, including, without limitation, all indemnification obligations of such Acquired Portfolio with respect to the current and former members of the Board and officers of the Trust, whether accrued or contingent, known or unknown, existing at the Valuation Date (collectively, “Liabilities”). Each Acquired Portfolio will promptly assign, convey, transfer and deliver to the Trust, on behalf of the corresponding Acquiring Portfolio, any rights, stock dividends, cash dividends or other securities received by the Acquired Portfolio after the Closing Date as stock dividends, cash dividends or other distributions on or with respect to the property and assets transferred, which rights, stock dividends, cash dividends and other securities shall be deemed included in the property and assets transferred to the Trust, on behalf of the corresponding Acquiring Portfolio, at the Closing Date and shall not be separately valued, in which case any such distribution that remains unpaid as of the Closing Date shall be included in the determination of the value of the assets of the Acquired Portfolio acquired by the Trust on behalf of the corresponding Acquiring Portfolio.

1.3 Immediately following the actions contemplated by paragraph 1.1, the Trust shall take such actions as may be necessary or appropriate to complete the liquidation of each Acquired Portfolio. To complete the liquidation, the Trust, on behalf of each Acquired Portfolio, shall (a) distribute to the shareholders of record with respect to each class of the applicable Acquired Portfolio Shares of each Acquired Portfolio as of the Closing Date (“Acquired Portfolio Shareholders”), on a pro rata basis, the Acquiring Portfolio Shares of the corresponding class of the corresponding Acquiring Portfolio received by the Trust, on behalf of that Acquired Portfolio, pursuant to paragraph 1.1, in complete redemption of such Acquired Portfolio Shares, and (b) terminate the Acquired Portfolio in accordance with applicable state law. Such distribution and redemption shall be accomplished, with respect to each class of Acquired Portfolio Shares, by the transfer of the corresponding class of Acquiring Portfolio Shares then credited to the account of the Acquired Portfolio on the books of the corresponding Acquiring Portfolio to open accounts on the share records of the Acquiring Portfolio in the names of the Acquired Portfolio Shareholders. The aggregate net asset value of each class of Acquiring Portfolio Shares to be so credited to each of the corresponding Acquired Portfolio Shareholders holding Acquired Portfolio Shares of the corresponding class shall be equal to the aggregate net asset value of the Acquired Portfolio Shares of that class owned by those Acquired Portfolio Shareholders on the Closing Date. All issued Acquired Portfolio Shares will be canceled on the books of the Acquired Portfolio. The Acquiring Portfolio shall not issue certificates representing any class of Acquiring Portfolio Shares in connection with such exchange.

1.4 Ownership of Acquiring Portfolio Shares will be shown on the books of the Acquiring Portfolio as maintained by the Acquiring Portfolio’s transfer agent.

1.5 Any reporting responsibility of an Acquired Portfolio, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Trust, on behalf of such Acquired Portfolio. The Trust shall fully cooperate to the extent necessary or desirable for these responsibilities to be discharged.

2.	VALUATION

2.1 The value of the Assets and the amount of the Liabilities of each Acquired Portfolio, and the amounts thereof attributable to each class of shares of that Acquired Portfolio, shall be determined as of the time for calculation of its net asset value as set forth in the then-current prospectus for the Acquired Portfolio, and after the declaration of any dividends by the Acquired Portfolio, on the applicable Closing Date (such time and date being hereinafter called the “Valuation Date”), computed using the valuation procedures established by the Trust for all of its series. All computations of value and amounts shall be subject to confirmation by the independent registered public accounting firm for the applicable Acquired Portfolio.

2.2 The net asset value per share of each class of the Acquiring Portfolio Shares of each Acquiring Portfolio shall be determined as of the time for calculation of the applicable Acquiring Portfolio’s net asset value as set forth in the then-current prospectus for the Acquiring Portfolio on the Valuation Date, computed using the valuation procedures established by the Trust for all of its series. All computations of value and amounts shall be made by the independent registered public accounting for the Acquiring Portfolio.

3.	CLOSING AND CLOSING DATE

3.1 Subject to the terms and conditions set forth herein, the Closing Date shall be             , 2013, or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Agreement (“Closing”) shall be deemed to take place simultaneously as of the “close of business” on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time or, as to any Reorganization, such later time on that date as the applicable Acquired Portfolio’s net asset value and/or the net asset value per share of the class of shares of the corresponding Acquiring Portfolio is calculated in accordance with Article 2 and after the declaration of any dividends. The Closing shall be held at the offices of TAM, 570 Carillon Parkway, St. Petersburg, Florida 33716, or at such other time and/or place as the parties may agree.

3.2 At the Closing of each Reorganization, the Trust shall direct State Street Bank and Trust Company (the “Custodian”) to transfer ownership of the Assets from the accounts of the applicable Acquired Portfolio that the Custodian maintains as custodian for the Acquired Portfolio to the accounts of the corresponding Acquiring Portfolio that the Custodian maintains as custodian for the Acquiring Portfolio. The Trust shall, within one business day after the Closing for each Reorganization, deliver to the applicable Trust a certificate of an authorized officer stating that (i) the Assets of the corresponding Acquired Portfolio have been so transferred as of the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets of that Acquired Portfolio, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

3.3 The Trust shall direct Transamerica Fund Services, Inc., in its capacity as transfer agent for each Acquired Portfolio (“Transfer Agent”), to deliver to the Trust, within one business day after the Closing of each Reorganization, a certificate of an authorized officer stating that its records contain the name and address of each Acquired Portfolio Shareholder of the applicable Acquired Portfolio and the class, number and percentage ownership of the outstanding Acquired Portfolio Shares owned by each such shareholder immediately prior to the Closing. At the Closing of each Reorganization, the applicable Acquiring Portfolio shall deliver to the Secretary of the corresponding Acquired Portfolio a confirmation evidencing that (a) the appropriate number of Acquiring Portfolio Shares of the appropriate class or classes have been credited to the Acquired Portfolio’s account on the books of such Acquiring Portfolio pursuant to paragraph 1.1 prior to the actions contemplated by paragraph 1.3 and (b) the appropriate number of Acquiring Portfolio Shares of the appropriate class or classes have been credited to the accounts of the Acquired Portfolio Shareholders on the books of such Acquiring Portfolio pursuant to paragraph 1.3. At the applicable Closing, each party shall deliver to the other party such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as the other party or its counsel may reasonably request.

3.4 In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of an Acquiring Portfolio or an Acquired Portfolio (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of such Acquired Portfolio or such Acquiring Portfolio is impracticable (in the judgment of the Board), the Closing Date for the applicable Reorganization shall be postponed until the first Friday (that is also a business day) after the day when trading shall have been fully resumed and reporting shall have been restored.

4.	REPRESENTATIONS AND WARRANTIES

4.1 Except as has been fully disclosed in Schedule 4.1 of this Agreement, the Trust, on behalf of each Acquired Portfolio, represents and warrants as follows:

(a) Such Acquired Portfolio is duly established as a series of the Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with power under its Declaration of Trust, as amended (the “Declaration”), to own all of its assets and to carry on its business as it is being conducted as of the date hereof. The Trust is duly qualified to do business as a foreign trust in each jurisdiction in which the conduct of its business makes such qualification necessary except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of the Trust. The Trust has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as set forth in paragraph 4.1(c).

(b) The Trust is a registered open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of each class of Acquired Portfolio Shares under the Securities Act of 1933, as amended (the “1933 Act”), is in full force and effect.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Portfolio of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”), the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(d) The current prospectus and statement of additional information of such Acquired Portfolio and each prospectus and statement of additional information of the Acquired Portfolio used during the three (3) years prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e) On the Closing Date, the Trust, on behalf of such Acquired Portfolio, will have good and marketable title to such Acquired Portfolio’s Assets and full right, power and authority to sell, assign, convey, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Trust, on behalf of the corresponding Acquiring Portfolio, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, excluding such restrictions as might arise under the 1933 Act.

(f) The Acquired Portfolio is not engaged currently, and the execution, delivery and performance of this Agreement by the Trust, on behalf of such Acquired Portfolio, will not result, in a material violation of Delaware law or of the Declaration or the by-laws of the Trust, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of such Acquired Portfolio, is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Trust, on behalf of such Acquired Portfolio, will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust, on behalf of such Acquired Portfolio, is a party or by which it is bound.

(g) All material contracts or other commitments of such Acquired Portfolio (other than this Agreement, certain investment contracts, including options, futures, swaps and forward contracts, and those contracts listed in Schedule 4.1) will terminate without liability to such Acquired Portfolio on or prior to the Closing Date. Each contract listed in Schedule 4.1 is a valid, binding and enforceable obligation of such Acquired Portfolio and, to the Acquired Portfolio’s knowledge, the other parties thereto (assuming due authorization, execution and delivery by the other parties thereto) and the assignment by such Acquired Portfolio to the corresponding Acquiring Portfolio of each such contract will not result in the termination of such contract, any breach or default thereunder by such Acquired Portfolio or the imposition of any penalty thereunder.

(h) No litigation or administrative proceeding or investigation of or before any court or governmental body is pending or, to the Trust’s knowledge, threatened against the Trust, with respect to such Acquired Portfolio or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of such Acquired Portfolio’s business. The Trust, on behalf of such Acquired Portfolio, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects such Acquired Portfolio’s business or the Trust’s ability to consummate the transactions herein contemplated on behalf of such Acquired Portfolio.

(i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of such Acquired Portfolio as at the last day of and for the most recently completed fiscal year of such Acquired Portfolio prior to the date of this Agreement have been audited by Ernst & Young LLP, independent registered public accounting firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (true and correct copies of which have been furnished to the Trust) present fairly, in all material respects, the financial condition of such Acquired Portfolio as of such date and for such period in accordance with GAAP, and there are no known contingent, accrued or other liabilities of such Acquired Portfolio required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein.

(j) Since the last day of the most recently completed fiscal year of such Acquired Portfolio prior to the date of this Agreement, there has not been any material adverse change in such Acquired Portfolio’s financial condition, assets, liabilities or business, or any incurrence by the Acquired Portfolio of indebtedness for money borrowed maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Portfolio Shares due to declines in market values of securities held by such Acquired Portfolio, the discharge of Acquired Portfolio liabilities, or the redemption of Acquired Portfolio Shares by shareholders of such Acquired Portfolio shall not constitute a material adverse change.

(k) All federal and other tax returns, dividend reporting forms and other tax-related reports of such Acquired Portfolio required by law to have been filed (taking into account any extensions) shall have been timely filed (taking such extensions into account) and shall be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due from the Acquired Portfolio on such tax returns, forms and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Trust’s knowledge, no such return is currently under audit and no outstanding assessment of any tax has been asserted with respect to such returns.

(l) Such Acquired Portfolio is a separate series of the Trust that is treated as a corporation separate from any and all other series of the Trust under Section 851(g) of the Code. For each taxable year of its operation (including the current taxable year, assuming such year ends on the Closing Date), such Acquired Portfolio has met (or will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company” and has been (or will be) eligible to compute and has computed (or will compute) its federal income tax under Section 852 of the Code. For each taxable year of its operation (including the current taxable year, assuming such year ends on the Closing Date), such Acquired Portfolio will have distributed, on or before the Closing Date, substantially all of (a) its investment company taxable income (as defined in the Code) (computed without regard to any deduction for dividends paid), (b) the excess of its interest income excludable from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Section 265 and Section 171(a)(2) of the Code, and (c) any net capital gain (as defined in the Code) (after reduction for any allowable capital loss carryover) that has accrued or been recognized, respectively, through the Closing Date such that for all tax periods ending on or before the Closing Date (and treating the current taxable year as ending on the Closing Date) such Acquired Portfolio will not have any unpaid tax liability under Section 852 of the Code. For each calendar year of its operation (including the calendar year that includes the Closing Date), such Acquired Portfolio will have made such distributions, if any, on or before the Closing Date, as are necessary so that for all calendar years ending on or before the Closing Date, and for the calendar year that includes the Closing Date, such Acquired Portfolio will not have any unpaid tax liability under Section 4982 of the Code.

(m) All issued and outstanding Acquired Portfolio Shares of such Acquired Portfolio are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Trust and have been offered and sold in any state, territory or the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. All of the issued and outstanding Acquired Portfolio Shares of such Acquired Portfolio will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of such Acquired Portfolio, as provided in paragraph 3.3. Such Acquired Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Portfolio Shares of such Acquired Portfolio, nor is there outstanding any security convertible into any of the Acquired Portfolio Shares of such Acquired Portfolio.

(n) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Board, on behalf of such Acquired Portfolio, and this Agreement constitutes a valid and binding obligation of the Trust, on behalf of such Acquired Portfolio, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(o) The information to be furnished by the Trust, on behalf of such Acquired Portfolio, for use in any documents filed or to be filed with any federal, state or local regulatory authority, which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

(p) The Registration Statement (as defined in paragraph 5.8), insofar as it relates to such Acquired Portfolio, on the effective date of the Registration Statement and on the Closing Date, will (i) not contain any statement which, at the time and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary in order to make the statements therein not false or misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Trust, on behalf of the corresponding Acquiring Portfolio, for use therein), and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

(q) For each calendar quarter of its operation (including the calendar quarter that includes the Closing Date), such Acquired Portfolio (i) has complied with the diversification requirements imposed by Section 817(h) of the Code and the Treasury Regulations thereunder applicable to certain insurance company segregated asset accounts and (ii) has been an investment company to which Treasury Regulations Section 1.817-5(f) applies.

4.2 Except as has been fully disclosed in Schedule 4.2 to this Agreement, the Trust, on behalf of each Acquiring Portfolio, represents and warrants as follows:

(a) Such Acquiring Portfolio is duly established as a series of the Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with the power under the Declaration, to own all of the assets of such Acquiring Portfolio and to carry on its business as it is being conducted as of the date hereof. The Trust is duly qualified to do business as a foreign trust in each jurisdiction in which the conduct of its business makes such qualification necessary except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of the Trust. The Trust has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Agreement except as described in paragraph 4.2(c).

(b) The Trust is a registered open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of each class of Acquiring Portfolio Shares under the 1933 Act, is in full force and effect or will be in full force and effect as of the Closing Date.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Portfolio of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(d) The current prospectus and statement of additional information of such Acquiring Portfolio and each prospectus and statement of additional information of such Acquiring Portfolio used during the three (3) years prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e) Such Acquiring Portfolio is not engaged currently, and the execution, delivery and performance of this Agreement by the Trust, on behalf of such Acquiring Portfolio, will not result, in a material violation of Delaware law or the Declaration or the by-laws of the Trust, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of such Acquiring Portfolio, is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Trust, on behalf of such Acquiring Portfolio, will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust, on behalf of such Acquiring Portfolio, is a party or by which it is bound.

(f) No litigation or administrative proceeding or investigation of or before any court or governmental body is pending or, to the Trust’s knowledge, threatened against the Trust, with respect to such Acquiring Portfolio, or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of such Acquiring Portfolio’s business. The Trust, on behalf of such Acquiring Portfolio, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects such Acquiring Portfolio’s business or the Trust’s ability to consummate the transactions herein contemplated on behalf of such Acquiring Portfolio.

(g) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of such Acquiring Portfolio as at the last day of and for the most recently completed fiscal year of such Acquiring Portfolio prior to the date of this Agreement have been audited by Ernst & Young LLP, independent registered public accounting firm, and are in accordance with GAAP consistently applied, and such statements (true and correct copies of which have been furnished to the Trust) present fairly, in all material respects, the financial condition of such Acquiring Portfolio as of such date and for such period in accordance with GAAP, and there are no known contingent, accrued or other liabilities of such Acquiring Portfolio required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein.

(h) Since the last day of the most recently completed fiscal year of such Acquiring Portfolio prior to the date of this Agreement, there has not been any material adverse change in such Acquiring Portfolio’s financial condition, assets, liabilities or business, or any incurrence by such Acquiring Portfolio of indebtedness for money borrowed maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (h), a decline in net asset value per share of Acquiring Portfolio Shares due to declines in market values of securities held by such Acquiring Portfolio, the discharge of Acquiring Portfolio liabilities, or the redemption of Acquiring Portfolio Shares by shareholders of such Acquiring Portfolio shall not constitute a material adverse change.

(i) All federal and other tax returns, dividend reporting forms and other tax-related reports of such Acquiring Portfolio required by law to have been filed (taking into account any extensions) shall have been timely filed (taking such extensions into account) and shall be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due from the Acquiring Portfolio on such tax returns, forms and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Trust’s knowledge, no such return is currently under audit and no outstanding assessment of any tax has been asserted with respect to such returns.

(j) Such Acquiring Portfolio is a separate series of the Trust that is treated as a corporation separate from any and all other series of the Trust under Section 851(g) of the Code. For each taxable year of its operation (including the taxable year that includes the Closing Date), such Acquiring Portfolio has met (or will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company” and has been (or will be) eligible to compute and has computed (or will compute) its federal income tax under Section 852 of the Code. For each taxable year of its operation ending prior to the Closing Date, such Acquiring Portfolio will have distributed (or will distribute pursuant to the provisions of Section 855 of the Code) substantially all of (a) its investment company taxable income (as defined in the Code) (computed without regard to any deduction for dividends paid), (b) the excess of its interest income excludable from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Section 265 and Section 171(a)(2) of the Code, and (c) any net capital gain (as defined in the Code) (after reduction for any capital loss carryover) such that for all tax periods ending prior to the Closing Date such Acquiring Portfolio will not have any unpaid tax liability under Section 852 of the Code. For each calendar year of its operation ending prior to the Closing Date, such Acquiring Portfolio will have made such distributions, if any, as are necessary so that for all calendar years ending prior to the Closing Date such Acquiring Portfolio will not have any unpaid tax liability under Section 4982 of the Code.

(k) All issued and outstanding Acquiring Portfolio Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Trust and will have been offered and sold in any state, territory or the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. Such Acquiring Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Portfolio Shares, nor is there outstanding any security convertible into any Acquiring Portfolio Shares. All of the Acquiring Portfolio Shares to be issued and delivered to the Trust, for the account of the Acquired Portfolio Shareholders, pursuant to this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly and legally issued Acquiring Portfolio Shares and be fully paid and non-assessable by the Trust.

(l) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Board, on behalf of such Acquiring Portfolio, and this Agreement constitutes a valid and binding obligation of the Trust, on behalf of such Acquiring Portfolio, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(m) The information to be furnished by the Trust, on behalf of such Acquiring Portfolio, for use in any documents filed or to be filed with any federal, state or local regulatory authority, which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

(n) The Registration Statement (as defined in paragraph 5.8), insofar as it relates to such Acquiring Portfolio, on the effective date of the Registration Statement and on the Closing Date, will (i) not contain any statement which, at the time and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary to make the statements therein not false or misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Trust, on behalf of the corresponding Acquired Portfolio, for use therein) and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

(o) For each calendar quarter of its operation ending prior to the Closing Date, such Acquiring Portfolio has complied with the diversification requirements imposed by Section 817(h) of the Code and the Treasury Regulations thereunder applicable to certain insurance company segregated asset accounts. At all relevant times, such Acquiring Portfolio has been and is an investment company to which Treasury Regulations Section 1.817-5(f) applies.

5.	COVENANTS

The Trust, on behalf of each Acquired Portfolio, and the Trust, on behalf of each Acquiring Portfolio, respectively, hereby further covenant as follows:

5.1 The Acquired Portfolio and the Acquiring Portfolio each will operate its business in the ordinary course and shall comply in all material respects with all applicable laws, rules and regulations between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions, and any other distribution that may be advisable.

5.2 The Acquiring Portfolio Shares to be acquired by such Acquired Portfolio hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.3 The Trust, on behalf of each Acquired Portfolio, will assist the Trust in obtaining such information as the Trust reasonably requests concerning the beneficial ownership of the Acquired Portfolio Shares.

5.4 Subject to the provisions of this Agreement, the Trust, on behalf of each Acquiring Portfolio, and the Trust, on behalf of each Acquired Portfolio, each will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.5 Each of the Trust, on behalf of each Acquiring Portfolio, and the Trust, on behalf of each Acquired Portfolio, will use all reasonable efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.6 The Trust, on behalf of each Acquired Portfolio, will, from time to time, as and when reasonably requested by the Trust, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Trust, on behalf of the corresponding Acquiring Portfolio, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Trust’s title to and possession of the Acquiring Portfolio Shares to be delivered hereunder and (b) the Trust’s title to and possession of all the Assets, and to otherwise to carry out the intent and purpose of this Agreement.

5.7 The Trust, on behalf of each Acquiring Portfolio, will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

5.8 The Trust, on behalf of such Acquiring Portfolio, shall prepare and file a registration statement on Form N-14 in compliance with the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder with respect to the Reorganization (the “Registration Statement”). The Trust, on behalf of such Acquired Portfolio, will provide to the Trust such information regarding the Acquired Portfolio as may be reasonably necessary for the preparation of the Registration Statement.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRED PORTFOLIO

The obligations of the Trust, on behalf of each Acquired Portfolio, to consummate the Reorganization of such Acquired Portfolio shall be subject, at the Trust’s election, to the following conditions with respect to the applicable Acquired Portfolio:

6.1 All representations and warranties of the Trust, on behalf of such Acquiring Portfolio, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

6.2 The Trust, on behalf of such Acquiring Portfolio, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of such Acquiring Portfolio, on or before the Closing Date.

6.3 The Trust, on behalf of such Acquiring Portfolio, shall have executed and delivered to the Trust, on behalf of the corresponding Acquired Portfolio, an assumption of the Liabilities of such Acquired Portfolio and all such other agreements and instruments as the Trust may reasonably deem necessary or desirable in order to vest in and confirm (a) such Acquired Portfolio’s title to and possession of the Acquiring Portfolio Shares to be delivered hereunder and (b) the Trust’s assumption of all of the Liabilities, and to otherwise to carry out the intent and purpose of this Agreement.

6.4 The Trust, on behalf of such Acquiring Portfolio, shall have delivered to the Trust, on behalf of the corresponding Acquired Portfolio, a certificate executed in the name of the Trust, on behalf of such Acquiring Portfolio, by the Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Trust and dated as of the Closing Date, as to the matters set forth in paragraphs 6.1 and 6.2 and as to such other matters as the Trust shall reasonably request.

6.5 The Trust, on behalf of such Acquiring Portfolio, and the Trust, on behalf of the corresponding Acquired Portfolio, shall have agreed on the number of full and fractional Acquiring Portfolio Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRING PORTFOLIO

The obligations of the Trust, on behalf of each Acquiring Portfolio, to consummate the Reorganization of such Acquiring Portfolio shall be subject, at the Trust’s election, to the following conditions with respect to the applicable Acquiring Portfolio:

7.1 All representations and warranties of the Trust, on behalf of such Acquired Portfolio, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

7.2 The Trust, on behalf of such Acquired Portfolio, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of such Acquired Portfolio, on or before the Closing Date.

7.3 The Trust on behalf of such Acquired Portfolio, shall have delivered to the Trust, on behalf of the corresponding Acquiring Portfolio, a Statement of Assets and Liabilities of such Acquired Portfolio as of the Closing Date, including a schedule of investments, certified by the Treasurer of the Trust on behalf of such Acquired Portfolio. The Trust, on behalf of such Acquired Portfolio, shall have executed and delivered all such assignments and other instruments of transfer as the Trust may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Portfolio’s title to and possession of the Acquiring Portfolio Shares to be delivered hereunder and (b) the Acquiring Portfolio’s title to and possession of all the Assets and to otherwise to carry out the intent and purpose of this Agreement.

7.4 The Trust, on behalf of such Acquired Portfolio, shall have delivered to the Trust, on behalf of the corresponding Acquiring Portfolio, a certificate executed in the name of the Trust, on behalf of such Acquired Portfolio, by the Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Trust and dated as of the Closing Date, as to the matters set forth in paragraphs 7.1 and 7.2 and as to such other matters as the Trust shall reasonably request.

7.5 The Trust, on behalf of such Acquired Portfolio, and the Trust, on behalf of the corresponding Acquiring Portfolio, shall have agreed on the number of full and fractional Acquiring Portfolio Shares to be issued by such Acquiring Portfolio in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRING PORTFOLIO AND EACH CORRESPONDING ACQUIRED PORTFOLIO

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Trust, on behalf of each Acquired Portfolio, or the Trust, on behalf of the corresponding Acquiring Portfolio, the other party to this Agreement shall be entitled on behalf of the corresponding Acquired Portfolio or Acquiring Portfolio, as applicable, at its option, to (and shall, in the case of a failure to satisfy the conditions set forth in paragraph 8.4) refuse to consummate the transactions contemplated by this Agreement with respect to the applicable Acquired Portfolio and its corresponding Acquiring Portfolio:

8.1 On the applicable Closing Date, no court or governmental agency of competent jurisdiction shall have issued any order that remains in effect and that restrains or enjoins the Trust, with respect to such Acquired Portfolio, or the Trust, with respect to such Acquiring Portfolio, from completing the transactions contemplated by this Agreement.

8.2 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Trust, on behalf of each Acquired Portfolio, or the Trust, on behalf of the corresponding Acquiring Portfolio, to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of such Acquiring Portfolio or such Acquired Portfolio, provided that either party hereto may for itself waive any of such conditions.

8.3 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending.

8.4 The parties shall have received the opinion of Bingham McCutchen LLP, dated the Closing Date, substantially to the effect that, based upon certain facts, assumptions and representations and upon certifications made by the Trust, on behalf of the applicable Acquired Portfolio, the Trust, on behalf of the applicable Acquiring Portfolio, and its authorized officers, (i) the applicable Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the applicable Acquired Portfolio and the corresponding Acquiring Portfolio will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by such Acquiring Portfolio upon receipt of the Assets of the corresponding Acquired Portfolio solely in exchange for the applicable Acquiring Portfolio Shares and the assumption by such Acquiring Portfolio of the Liabilities of the applicable Acquired Portfolio; (iii) the basis in the hands of such Acquiring Portfolio of the Assets of the corresponding Acquired Portfolio will be the same as the basis of such Assets in the hands of the Acquired Portfolio immediately prior to the transfer, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Acquired Portfolio upon the transfer; (iv) the holding period of each Asset in the hands of such Acquiring Portfolio, other than Assets with respect to which gain or loss is required to be recognized in the Reorganization, will include the period during which the Asset was held by such Acquired Portfolio (except where investment activities of the Acquiring Portfolio have the effect of reducing or eliminating the holding period with respect to an asset); (v) no gain or loss will be recognized by such Acquired Portfolio upon the transfer of its Assets to the corresponding Acquiring Portfolio in exchange for the applicable Acquiring Portfolio Shares and the assumption by the Acquiring Portfolio of the Liabilities of the Acquired Portfolio, or upon the distribution of the Acquiring Portfolio Shares by the Acquired Portfolio to its shareholders in complete liquidation, except for (A) any gain or loss that may be recognized with respect to contracts subject to Section 1256 of the Code, (B) any gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code and (C) any other gain or loss that may be required to be recognized as a result of the closing of the Acquired Portfolio’s taxable year or upon the transfer of an Asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code; (vi) no gain or loss will be recognized by the Acquired Portfolio Shareholders of such Acquired Portfolio upon the exchange of their Acquired Portfolio Shares solely for the Acquiring Portfolio Shares of the corresponding Acquiring Portfolio as part of the Reorganization; (vii) the aggregate basis of the Acquiring Portfolio Shares that each Acquired Portfolio Shareholder of the applicable Acquired Portfolio receives in connection with the transaction will be the same as the aggregate basis of its Acquired Portfolio Shares exchanged therefor; and (viii) each Acquired Portfolio Shareholder’s holding period for its Acquiring Portfolio Shares will include the period for which it held the Acquired Portfolio Shares exchanged therefor, provided that it held such Acquired Portfolio Shares as capital assets on the date of the exchange. The delivery of such opinion is conditioned upon the receipt by Bingham McCutchen LLP of representations it shall request of the Trust. Notwithstanding anything herein to the contrary, the Trust may not waive the condition set forth in this paragraph 8.4 on behalf of any Acquired Portfolio or Acquiring Portfolio.

8.5 The Trust, on behalf of each Acquiring Portfolio, shall have received on the applicable Closing Date an opinion of Bingham McCutchen LLP, in a form reasonably satisfactory to the Trust, and dated as of the Closing Date, substantially to the effect that, based upon certain facts and certifications made by the Trust, on behalf of the Acquired Portfolio, and its authorized officers: (a) the Trust is a statutory trust existing under the laws of the State of Delaware; (b) the Trust, with respect to the corresponding Acquired Portfolio, has the power as a statutory trust to carry on its business as presently conducted in accordance with the description thereof in the Trust’s registration statement as an open-end investment company registered under the 1940 Act; (c) this Agreement has been duly authorized, executed and, so far as known to such counsel, delivered by the Trust, on behalf of the corresponding Acquired Portfolio, and constitutes a valid and legally binding obligation of the Trust, on behalf of the corresponding Acquired Portfolio, enforceable against the Trust in accordance with its terms; and (d) the execution and delivery of this Agreement did not, and the transfer of the Assets for Acquiring Portfolio Shares and the assumption by the Acquiring Portfolio of the Liabilities pursuant to this Agreement will not, violate the Declaration or the by-laws of the Trust. Such opinion may state that it is solely for the benefit of the Trust and the Board. Such opinion may contain such assumptions and limitations as shall be in the opinion of Bingham McCutchen LLP appropriate to render the opinions expressed therein.

8.6 The Trust, on behalf of each Acquired Portfolio, shall have received on the applicable Closing Date an opinion of Bingham McCutchen LLP, in a form reasonably satisfactory to the Trust, and dated as of the Closing Date, substantially to the effect that, based upon certain facts and certifications made by the Trust, on behalf of the corresponding Acquiring Portfolio and its authorized officers: (a) the Trust is a statutory trust validly existing under the laws of the State of Delaware; (b) the Trust, with respect to the corresponding Acquiring Portfolio, has the power as a statutory trust to carry on its business as presently conducted in accordance with the description thereof in the Trust’s registration statement as an open-end investment company registered under the 1940 Act; (c) this Agreement has been duly authorized, executed and, so far as known to such counsel, delivered by the Trust, on behalf of the corresponding Acquiring Portfolio, and constitutes a valid and legally binding obligation of the Trust, on behalf of the corresponding Acquiring Portfolio, enforceable against the Trust in accordance with its terms; and (d) the execution and delivery of this Agreement did not, and the issuance of the Acquiring Portfolio Shares and the assumption of the Liabilities in exchange for the transfer of the Assets pursuant to this Agreement will not, violate the Declaration or the by-laws of the Trust. Such opinion may state that it is solely for the benefit of the Trust and the Board. Such opinion may contain such assumptions and limitations as shall be in the opinion of Bingham McCutchen LLP appropriate to render the opinions expressed therein.

9.	INDEMNIFICATION

9.1 The Trust, out of each Acquiring Portfolio’s assets and property (including any amounts paid to the Acquiring Portfolio pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the Trust and the members of the Board and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Trust and those board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Trust, on behalf of an Acquiring Portfolio, of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Trust or the members of the Board or its officers prior to the Closing Date, provided that such indemnification by the Trust is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

9.2 The Trust, out of each Acquired Portfolio’s assets and property (including any amounts paid to the Acquired Portfolio pursuant to any applicable liability insurance policies), agrees to indemnify and hold harmless the Trust and the members of the Board and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Trust and those board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Trust, on behalf of an Acquired Portfolio, of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Trust or the members of the Board or its officers prior to the Closing Date, provided that such indemnification by the Trust is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

10.	BROKER FEES AND EXPENSES

10.1 The Trust, on behalf of each Acquiring Portfolio, and the Trust, on behalf of each Acquired Portfolio, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

10.2 The costs of each Reorganization will be borne by the applicable Acquired Portfolio. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses (without reimbursement by another person) if and to the extent that the payment by another person of such expenses would prevent such party from being treated as a “regulated investment company” under the Code or would prevent the Reorganization from qualifying as a tax-free reorganization.

11.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1 The Trust and the Trust agree that neither party has made any representation, warranty or covenant, on behalf of an Acquiring Portfolio or an Acquired Portfolio, respectively, not set forth herein and that this Agreement constitutes the entire agreement between the parties.

11.2 The covenants to be performed after the Closing by both the Trust, on behalf of each Acquired Portfolio, or the Trust, on behalf of the corresponding Acquiring Portfolio, and the obligations of the Trust, on behalf of each Acquiring Portfolio, in Article 9, shall survive the Closing. All other representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder and shall terminate on the Closing.

12.	TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned with respect to any Acquiring Portfolio or Acquired Portfolio at any time prior to the Closing Date with respect to the applicable Reorganization by resolution of either the Board, on behalf of each Acquired Portfolio, or the Board, on behalf of the corresponding Acquiring Portfolio, if circumstances should develop that, in the opinion of that Board, make proceeding with the Agreement inadvisable with respect to such Acquiring Portfolio or such Acquired Portfolio, respectively. Any such termination resolution will be effective when communicated to the other party. The termination of this Agreement with respect to an Acquired Portfolio or its corresponding Acquiring Portfolio shall not affect the continued effectiveness of this Agreement with respect to any other Acquired Portfolio or Acquiring Portfolio, nor shall it affect the rights and obligations of any party in respect of any breach of this Agreement occurring prior to such termination.

13.	AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Trust, on behalf of each Acquired Portfolio, or the Trust, on behalf of the corresponding Acquiring Portfolio.

14.	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail), personal service or prepaid or certified mail addressed to the Trust, on behalf of each Acquired Portfolio, or the Trust, on behalf of the corresponding Acquiring Portfolio, at its address set forth in the preamble to this Agreement, in each case to the attention of its President.

15.	HEADINGS; COUNTERPARTS; GOVERNING LAW; SEVERABILITY; ASSIGNMENT; LIMITATION OF LIABILITY

15.1 The Article headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3 This Agreement shall be governed by and construed and interpreted in accordance with the internal laws of the State of New York.

15.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.5 The warranties, representations and agreements contained in this Agreement made by the Trust, on behalf of each of the Acquired Portfolios, are made on a several (and not joint, or joint and several) basis. Similarly, the warranties, representations and agreements contained in this Agreement made by the Trust, on behalf of each of the Acquiring Portfolios, are made on a several (and not joint, or joint and several) basis.

[Rest of page intentionally left blank]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

TRANSAMERICA SERIES TRUST, on behalf of each Acquiring Portfolio listed on Exhibit A attached hereto

By:
Name:
Title:

TRANSAMERICA SERIES TRUST, on behalf of each Acquired Portfolio listed on Exhibit A attached hereto

By:
Name:
Title:

Exhibit A

Acquired Portfolio/Classes	Acquiring Portfolio/Classes
Transamerica Third Avenue Value VP	Transamerica Systematic Small/Mid Cap Value VP
Initial Class	Initial Class
Service Class	Service Class

Transamerica Efficient Markets VP	Transamerica Index 75 VP
Initial Class	Initial Class
Service Class	Service Class

SCHEDULE 4.1

SCHEDULE 4.2

EXHIBIT B

Information Regarding Parent Entities of “Control Persons”

Entity	Place of Organization
The AEGON Trust	Delaware
Transamerica Corporation	Delaware
AEGON U.S. Holding Corporation	Delaware
AEGON USA, LLC	Iowa
Western Reserve Life Assurance Co. of Ohio	Ohio
Transamerica International Holdings, Inc.	Delaware
Transamerica Life Insurance Company	Iowa

B-1

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

PART B

TRANSAMERICA SERIES TRUST

on behalf of its Series:

TRANSAMERICA SYSTEMATIC SMALL/MID CAP VALUE VP

TRANSAMERICA INDEX 75 VP

(each, a “Destination Portfolio” and together, the “Destination Portfolios”)

570 Carillon Parkway

St. Petersburg, Florida 33716

(Toll free) 1-888-233-4339

STATEMENT OF ADDITIONAL INFORMATION

[            ], 2013

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the combined Information Statement and Prospectus dated [            ], 2013 (the “Information Statement/Prospectus”), which relates to the Initial Class and Service Class shares of each Destination Portfolio to be issued in exchange for shares of the corresponding series of Transamerica Series Trust as shown below (each, a “Target Portfolio” and together, the “Target Portfolios”). Please retain this SAI for further reference.

To obtain a copy of the Information Statement/Prospectus, free of charge, please write to the Destination Portfolios at the address set forth above or call the Destination Portfolios at the number set forth above.

The consummation of a particular Reorganization is not contingent on the consummation of any other Reorganization.

	Target Portfolio & Shares	Destination Portfolio & Shares
1.	Transamerica Third Avenue Value VP Initial Class Service Class	Transamerica Systematic Small/Mid Cap Value VP Initial Class Service Class

2.	Transamerica Efficient Markets VP Initial Class Service Class	Transamerica Index 75 VP* Initial Class Service Class

*	To be renamed Transamerica Vanguard ETF Portfolio – Growth VP effective on or about May 1, 2013.

1

INTRODUCTION	3
DOCUMENTS INCORPORATED BY REFERENCE	3
PRO FORMA FINANCIAL STATEMENTS	3

2

INTRODUCTION

This SAI is intended to supplement the Information Statement/Prospectus relating specifically to the proposed transfer of all of the assets of each Target Portfolio to, and the assumption of the liabilities of each Target Portfolio by, the corresponding Destination Portfolio in exchange for shares of the Destination Portfolio as shown in the table on the cover page of this SAI.

DOCUMENTS INCORPORATED BY REFERENCE

This SAI consists of these cover pages, the accompanying pro forma financial statements and the following documents, each of which was filed electronically with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference herein.

1. The Portfolios’ Statement of Additional Information dated May 1, 2012 as amended and restated September 17, 2012 (File Nos. 811-04419 and 033-00507), as filed with the SEC on September 20, 2012 (Accession No. 0001193125-12-398303), is incorporated herein by reference.

2. The Portfolios’ Annual Report for the fiscal year ended December 31, 2011 (File No. 811-04419), as filed with the SEC on March 9, 2012 (Accession No. 0001193125-12-106208 ) is incorporated herein by reference.

3. The Portfolios’ Semi-Annual Report for the fiscal period ended June 30, 2012 (File No. 811-04419), as filed with the SEC on September 6, 2012 (Accession No. 0001193125-12-382363) is incorporated herein by reference.

4. The Portfolios’ Annual Report for the fiscal year ended December 31, 2012 (File No. 811-04419), as filed with the SEC on [            ], 2013 (Accession No. [            ]) is incorporated herein by reference. [To be filed by amendment.]

PRO FORMA FINANCIAL STATEMENTS

Shown below are the financial statements for each Target Portfolio and Destination Portfolio shown in the table on the cover page of this SAI.

The pro forma financial statements are unaudited.

3

Reorganization 1

Reorganization Between Transamerica Third Avenue Value VP and Transamerica Systematic Small/Mid Cap Value VP

PRO FORMA SCHEDULE OF INVESTMENTS

At December 31, 2012

	Transamerica Third Avenue Value VP		Transamerica Systematic Small/Mid Cap Value VP		Adjustments		Pro Forma Portfolio
	Shares	Value (000’s)	Shares	Value (000’s)	Shares	Value (000’s)	Shares	Value (000’s)
Common Stock - 94.91%
Aerospace & Defense
Aerovironment, Inc.	—	$—	37,500	$815	—	$—	37,500	$815
American Science & Engineering, Inc.	—	—	7,400	483	—	—	7,400	483
Curtiss-Wright Corp.	—	—	16,500	542	—	—	16,500	542
Triumph Group, Inc.	—	—	51,175	3,341	—	—	51,175	3,341
Air Freight & Logistics
Atlas Air Worldwide Holdings, Inc.	—	—	23,500	1,041	—	—	23,500	1,041
Airlines
Delta Air Lines, Inc.	—	—	106,225	1,261	—	—	106,225	1,261
Auto Components
Delphi Automotive PLC	—	—	35,325	1,351	—	—	35,325	1,351
Toyota Industries Corp.	200,193	6,391	—	—	—	—	200,193	6,391
Automobiles
Thor Industries, Inc.	—	—	60,775	2,275	—	—	60,775	2,275
Beverages
Coca-Cola Enterprises, Inc.	—	—	58,175	1,846	—	—	58,175	1,846
Building Products
A.O. Smith Corp.	—	—	18,500	1,166	—	—	18,500	1,166
American Woodmark Corp.	—	—	6,000	167	—	—	6,000	167
Fortune Brands Home & Security, Inc.	—	—	20,800	608	—	—	20,800	608
Gibraltar Industries, Inc.	—	—	60,484	963	—	—	60,484	963
Capital Markets
Bank of New York Mellon Corp.	276,559	7,108	—	—	—	—	276,559	7,108
Capital Southwest Corp.	6,895	687	—	—	—	—	6,895	687
Daiwa Securities Group, Inc.	190,000	1,060	—	—	—	—	190,000	1,060
Duff & Phelps Corp. - Class A	—	—	48,000	750	—	—	48,000	750
Investment Technology Group, Inc.	157,889	1,421	—	—	—	—	157,889	1,421
Raymond James Financial, Inc.	—	—	101,800	3,923	—	—	101,800	3,923
Stifel Financial Corp.	—	—	26,750	855	—	—	26,750	855
Waddell & Reed Financial, Inc. - Class A	—	—	37,000	1,288	—	—	37,000	1,288
Westwood Holdings Group, Inc.	53,207	2,176	—	—	—	—	53,207	2,176
Chemicals
Ashland, Inc.	—	—	30,475	2,450	—	—	30,475	2,450
CF Industries Holdings, Inc.	—	—	6,997	1,422	—	—	6,997	1,422
Cytec Industries, Inc.	—	—	1,950	134	—	—	1,950	134
Lanxess AG	14,681	1,295	—	—	—	—	14,681	1,295
PPG Industries, Inc.	—	—	12,650	1,712	—	—	12,650	1,712
Tronox, Ltd. - Class A	—	—	36,600	668	—	—	36,600	668
Commercial Banks
City National Corp.	—	—	12,000	594	—	—	12,000	594
Comerica, Inc.	110,000	3,337	—	—	—	—	110,000	3,337
Fifth Third Bancorp	—	—	160,175	2,433	—	—	160,175	2,433
First Citizens BancShares, Inc. - Class A	—	—	12,607	2,061	—	—	12,607	2,061
First Community Bancshares, Inc.	—	—	71,304	1,139	—	—	71,304	1,139
First Niagara Financial Group, Inc.	—	—	81,000	642	—	—	81,000	642
First Republic Bank	—	—	13,100	429	—	—	13,100	429
KeyCorp	385,000	3,242	217,625	1,832	—	—	602,625	5,074
Lakeland Bancorp, Inc.	—	—	29,716	303	—	—	29,716	303
Regions Financial Corp.	—	—	601,250	4,282	—	—	601,250	4,282
Sandy Spring Bancorp, Inc.	—	—	51,000	990	—	—	51,000	990
SunTrust Banks, Inc.	—	—	72,400	2,053	—	—	72,400	2,053
Texas Capital Bancshares, Inc.	—	—	19,000	852	—	—	19,000	852
Umpqua Holdings Corp.	—	—	89,000	1,049	—	—	89,000	1,049
Union First Market Bankshares Corp.	—	—	22,000	347	—	—	22,000	347
Washington Trust Bancorp, Inc.	—	—	27,678	728	—	—	27,678	728
Webster Financial Corp.	—	—	76,000	1,562	—	—	76,000	1,562
Commercial Services & Supplies
Avery Dennison Corp.	—	—	27,950	976	—	—	27,950	976
HNI Corp.	—	—	34,700	1,043	—	—	34,700	1,043
Communications Equipment
KVH Industries, Inc.	—	—	90,232	1,261	—	—	90,232	1,261
Polycom, Inc.	—	—	54,600	571	—	—	54,600	571
Riverbed Technology, Inc.	—	—	152,450	3,007	—	—	152,450	3,007
Tellabs, Inc.	466,171	1,063	—	—	—	—	466,171	1,063
Computers & Peripherals
Electronics for Imaging, Inc.	114,921	2,182	—	—	—	—	114,921	2,182
Construction & Engineering
Chicago Bridge & Iron Co. NV - Class Y	—	—	12,500	579	—	—	12,500	579
Comfort Systems USA, Inc.	—	—	52,400	637	—	—	52,400	637
EMCOR Group, Inc.	—	—	54,650	1,892	—	—	54,650	1,892
Foster Wheeler AG	—	—	26,000	632	—	—	26,000	632
KBR, Inc.	—	—	57,350	1,716	—	—	57,350	1,716
Construction Materials
Caesar Stone Sdot Yam, Ltd.	—	—	97,500	1,575	—	—	97,500	1,575
Consumer Finance
Discover Financial Services	—	—	107,525	4,145	—	—	107,525	4,145
SLM Corp.	—	—	93,025	1,594	—	—	93,025	1,594
Containers & Packaging
Bemis Co., Inc.	—	—	27,350	915	—	—	27,350	915
Diversified Financial Services
Investor AB - Class A	292,854	7,503	—	—	—	—	292,854	7,503
Leucadia National Corp.	95,000	2,260	—	—	—	—	95,000	2,260

4

	Transamerica Third Avenue Value VP		Transamerica Systematic Small/Mid Cap Value VP		Adjustments		Pro Forma Portfolio
Pargesa Holding SA	64,000	4,411	—	—	—	—	64,000	4,411
Electric Utilities
Cleco Corp.	—	—	99,225	3,970	—	—	99,225	3,970
MGE Energy, Inc.	—	—	14,000	713	—	—	14,000	713
PPL Corp.	—	—	65,600	1,878	—	—	65,600	1,878
Electrical Equipment
Eaton Corp. PLC	—	—	68,400	3,707	—	—	68,400	3,707
PowerSecure International, Inc.	—	—	163,000	1,273	—	—	163,000	1,273
Electronic Equipment & Instruments
AVX Corp.	364,152	3,925	—	—	—	—	364,152	3,925
FEI Co.	—	—	37,550	2,084	—	—	37,550	2,084
Orbotech, Ltd.	—	—	79,988	677	—	—	79,988	677
Park Electrochemical Corp.	—	—	2,500	64	—	—	2,500	64
Rofin-Sinar Technologies, Inc.	400	9	24,000	520	—	—	24,400	529
Universal Display Corp.	—	—	15,000	384	—	—	15,000	384
Vishay Intertechnology, Inc.	—	—	87,000	925	—	—	87,000	925
Energy Equipment & Services
Bristow Group, Inc.	54,649	2,932	—	—	—	—	54,649	2,932
Dresser-Rand Group, Inc.	—	—	12,500	702	—	—	12,500	702
Helix Energy Solutions Group, Inc.	—	—	32,800	677	—	—	32,800	677
Helmerich & Payne, Inc.	—	—	26,175	1,466	—	—	26,175	1,466
Noble Corp.	—	—	54,175	1,886	—	—	54,175	1,886
Food & Staples Retailing
Kroger Co.	—	—	53,200	1,384	—	—	53,200	1,384
Food Products
Hain Celestial Group, Inc.	—	—	31,350	1,700	—	—	31,350	1,700
J&J Snack Foods Corp.	—	—	13,000	831	—	—	13,000	831
JM Smucker Co.	—	—	37,500	3,234	—	—	37,500	3,234
Tyson Foods, Inc. - Class A	—	—	48,175	935	—	—	48,175	935
Health Care Equipment & Supplies
AngioDynamics, Inc.	—	—	52,200	574	—	—	52,200	574
Greatbatch, Inc.	—	—	35,000	813	—	—	35,000	813
Haemonetics Corp.	26,000	1,062	—	—	—	—	26,000	1,062
Sirona Dental Systems, Inc.	—	—	55,000	3,545	—	—	55,000	3,545
Health Care Providers & Services
Coventry Health Care, Inc.	—	—	20,300	910	—	—	20,300	910
Health Net, Inc.	—	—	23,000	559	—	—	23,000	559
HealthSouth Corp.	—	—	44,000	929	—	—	44,000	929
Health Care Technology
Allscripts Healthcare Solutions, Inc.	40,000	377	—	—	—	—	40,000	377
Omnicell, Inc.	—	—	74,000	1,100	—	—	74,000	1,100
Hotels, Restaurants & Leisure
Brinker International, Inc.	—	—	19,500	604	—	—	19,500	604
Churchill Downs, Inc.	—	—	26,700	1,775	—	—	26,700	1,775
Household Durables
Harman International Industries, Inc.	—	—	20,000	893	—	—	20,000	893
Helen of Troy, Ltd.	—	—	19,500	651	—	—	19,500	651
La-Z-Boy, Inc.	—	—	59,000	835	—	—	59,000	835
MDC Holdings, Inc.	—	—	33,025	1,214	—	—	33,025	1,214
Newell Rubbermaid, Inc.	—	—	137,725	3,067	—	—	137,725	3,067
Ryland Group, Inc.	—	—	26,000	949	—	—	26,000	949
Household Products
Spectrum Brands Holdings, Inc.	—	—	42,500	1,910	—	—	42,500	1,910
Independent Power Producers & Energy Traders
Calpine Corp.	—	—	86,400	1,566	—	—	86,400	1,566
Industrial Conglomerates
Hutchison Whampoa, Ltd.	648,912	6,876	—	—	—	—	648,912	6,876
Insurance
Alleghany Corp.	7,500	2,516	3,831	1,285	—	—	11,331	3,801
Allstate Corp.	—	—	48,350	1,942	—	—	48,350	1,942
Aspen Insurance Holdings, Ltd.	—	—	37,500	1,203	—	—	37,500	1,203
Fidelity National Financial, Inc. - Class A	—	—	102,550	2,415	—	—	102,550	2,415
HCC Insurance Holdings, Inc.	—	—	50,375	1,874	—	—	50,375	1,874
Lincoln National Corp.	—	—	200,075	5,182	—	—	200,075	5,182
Selective Insurance Group, Inc.	—	—	111,358	2,146	—	—	111,358	2,146
United Fire Group, Inc.	—	—	102,464	2,238	—	—	102,464	2,238
Validus Holdings, Ltd.	—	—	154,450	5,341	—	—	154,450	5,341
White Mountains Insurance Group, Ltd.	5,450	2,806	—	—	—	—	5,450	2,806
Internet & Catalog Retail
Expedia, Inc.	—	—	29,925	1,839	—	—	29,925	1,839
Internet Software & Services
AOL, Inc.	—	—	41,800	1,238	—	—	41,800	1,238
Blucora, Inc.	—	—	27,800	437	—	—	27,800	437
IAC/InterActiveCorp	—	—	27,100	1,282	—	—	27,100	1,282
ValueClick, Inc.	—	—	116,050	2,252	—	—	116,050	2,252
XO Group, Inc.	—	—	87,400	813	—	—	87,400	813
IT Services
CoreLogic, Inc.	—	—	56,000	1,508	—	—	56,000	1,508
Fidelity National Information Services, Inc.	—	—	85,400	2,972	—	—	85,400	2,972
Global Payments, Inc.	—	—	19,400	879	—	—	19,400	879
Leisure Equipment & Products
LeapFrog Enterprises, Inc. - Class A	—	—	138,500	1,195	—	—	138,500	1,195
Life Sciences Tools & Services
Charles River Laboratories International, Inc.	—	—	45,900	1,720	—	—	45,900	1,720
PerkinElmer, Inc.	—	—	75,750	2,404	—	—	75,750	2,404
Machinery
AGCO Corp.	—	—	22,525	1,106	—	—	22,525	1,106
Alamo Group, Inc.	11,293	369	—	—	—	—	11,293	369
Altra Holdings, Inc.	—	—	60,600	1,336	—	—	60,600	1,336
CIRCOR International, Inc.	—	—	37,000	1,465	—	—	37,000	1,465

5

	Transamerica Third Avenue Value VP		Transamerica Systematic Small/Mid Cap Value VP		Adjustments		Pro Forma Portfolio
Columbus McKinnon Corp.	—	—	22,000	363	—	—	22,000	363
Crane Co.	—	—	13,000	602	—	—	13,000	602
Mueller Industries, Inc.	—	—	33,400	1,671	—	—	33,400	1,671
NN, Inc.	—	—	65,700	602	—	—	65,700	602
Oshkosh Corp.	—	—	13,500	400	—	—	13,500	400
Sauer-Danfoss, Inc.	—	—	23,000	1,228	—	—	23,000	1,228
Snap-on, Inc.	—	—	7,600	600	—	—	7,600	600
Trinity Industries, Inc.	—	—	35,000	1,254	—	—	35,000	1,254
Wabash National Corp.	—	—	77,400	694	—	—	77,400	694
Woodward, Inc.	—	—	20,000	763	—	—	20,000	763
Media
Gannett Co., Inc.	—	—	38,400	692	—	—	38,400	692
Metals & Mining
Kaiser Aluminum Corp.	—	—	10,600	654	—	—	10,600	654
Noranda Aluminum Holding Corp.	—	—	9,300	57	—	—	9,300	57
Nucor Corp.	—	—	68,050	2,938	—	—	68,050	2,938
POSCO	71,839	5,902	—	—	—	—	71,839	5,902
Multiline Retail
Macy’s, Inc.	—	—	51,025	1,991	—	—	51,025	1,991
Multi-Utilities
CMS Energy Corp.	—	—	157,625	3,843	—	—	157,625	3,843
NiSource, Inc.	—	—	160,750	4,001	—	—	160,750	4,001
NorthWestern Corp.	—	—	67,000	2,327	—	—	67,000	2,327
Oil, Gas & Consumable Fuels
Devon Energy Corp.	88,500	4,605	—	—	—	—	88,500	4,605
EnCana Corp.	109,000	2,154	—	—	—	—	109,000	2,154
Energen Corp.	—	—	109,425	4,933	—	—	109,425	4,933
HollyFrontier Corp.	—	—	80,700	3,757	—	—	80,700	3,757
Marathon Petroleum Corp.	—	—	14,600	920	—	—	14,600	920
Peabody Energy Corp.	—	—	97,750	2,601	—	—	97,750	2,601
SM Energy Co.	—	—	17,000	888	—	—	17,000	888
Valero Energy Corp.	—	—	66,250	2,260	—	—	66,250	2,260
W&T Offshore, Inc.	—	—	61,000	978	—	—	61,000	978
Western Refining, Inc.	—	—	42,000	1,184	—	—	42,000	1,184
Paper & Forest Products
Domtar Corp.	—	—	12,000	1,002	—	—	12,000	1,002
International Paper Co.	—	—	24,275	967	—	—	24,275	967
P.H. Glatfelter Co.	—	—	54,500	953	—	—	54,500	953
Pharmaceuticals
Impax Laboratories, Inc.	—	—	19,500	400	—	—	19,500	400
Jazz Pharmaceuticals PLC	—	—	32,750	1,742	—	—	32,750	1,742
Nektar Therapeutics	—	—	139,245	1,032	—	—	139,245	1,032
Sanofi	26,550	2,518	—	—	—	—	26,550	2,518
Professional Services
FTI Consulting, Inc.	—	—	22,500	743	—	—	22,500	743
On Assignment, Inc.	—	—	63,900	1,295	—	—	63,900	1,295
Real Estate Investment Trusts
BioMed Realty Trust, Inc.	—	—	160,525	3,103	—	—	160,525	3,103
Brandywine Realty Trust	—	—	451,500	5,505	—	—	451,500	5,505
CBL & Associates Properties, Inc.	—	—	117,700	2,496	—	—	117,700	2,496
DiamondRock Hospitality Co.	—	—	105,200	947	—	—	105,200	947
Digital Realty Trust, Inc.	—	—	15,400	1,046	—	—	15,400	1,046
DuPont Fabros Technology, Inc.	—	—	36,725	887	—	—	36,725	887
Equity One, Inc.	—	—	60,000	1,261	—	—	60,000	1,261
Excel Trust, Inc.	—	—	140,693	1,783	—	—	140,693	1,783
Home Properties, Inc.	—	—	22,675	1,390	—	—	22,675	1,390
Kilroy Realty Corp.	—	—	81,200	3,846	—	—	81,200	3,846
National Retail Properties, Inc.	—	—	49,100	1,532	—	—	49,100	1,532
Segro PLC	633,823	2,573	—	—	—	—	633,823	2,573
Weingarten Realty Investors	—	—	39,000	1,044	—	—	39,000	1,044
Weyerhaeuser Co.	—	—	34,950	972	—	—	34,950	972
Real Estate Management & Development
Brookfield Asset Management, Inc. - Class A	210,376	7,711	—	—	—	—	210,376	7,711
Cheung Kong Holdings, Ltd.	484,847	7,544	—	—	—	—	484,847	7,544
Forest City Enterprises, Inc. - Class A	256,423	4,141	—	—	—	—	256,423	4,141
Henderson Land Development Co., Ltd.	914,478	6,547	—	—	—	—	914,478	6,547
Mitsui Fudosan Co., Ltd.	142,538	3,487	—	—	—	—	142,538	3,487
Tejon Ranch Co.	64,269	1,805	—	—	—	—	64,269	1,805
Wheelock & Co., Ltd.	398,000	2,025	—	—	—	—	398,000	2,025
Road & Rail
Hertz Global Holdings, Inc.	—	—	127,425	2,073	—	—	127,425	2,073
Ryder System, Inc.	—	—	59,100	2,951	—	—	59,100	2,951
Semiconductors & Semiconductor Equipment
Applied Materials, Inc.	318,039	3,638	—	—	—	—	318,039	3,638
Broadcom Corp. - Class A	—	—	85,475	2,839	—	—	85,475	2,839
Brooks Automation, Inc.	—	—	110,000	886	—	—	110,000	886
Entegris, Inc.	—	—	104,900	963	—	—	104,900	963
Intel Corp.	129,039	2,662	—	—	—	—	129,039	2,662
LTX-Credence Corp.	—	—	190,000	1,246	—	—	190,000	1,246
MKS Instruments, Inc.	—	—	25,800	665	—	—	25,800	665
NVIDIA Corp.	55,000	676	—	—	—	—	55,000	676
NXP Semiconductor NV	—	—	62,550	1,649	—	—	62,550	1,649
OmniVision Technologies, Inc.	—	—	108,500	1,528	—	—	108,500	1,528
Skyworks Solutions, Inc.	—	—	117,075	2,377	—	—	117,075	2,377
TriQuint Semiconductor, Inc.	—	—	221,312	1,071	—	—	221,312	1,071
Veeco Instruments, Inc.	—	—	25,000	738	—	—	25,000	738
Software
AVG Technologies NV	—	—	5,000	79	—	—	5,000	79
Cadence Design Systems, Inc.	—	—	306,100	4,136	—	—	306,100	4,136
Electronic Arts, Inc.	—	—	86,800	1,261	—	—	86,800	1,261

6

	Transamerica Third Avenue Value VP		Transamerica Systematic Small/Mid Cap Value VP		Adjustments			Pro Forma Portfolio
Progress Software Corp.	—	—	54,500	1,144	—	—		54,500	1,144
Symantec Corp.	75,000	1,411	—	—	—	—		75,000	1,411
Websense, Inc.	—	—	43,500	654	—	—		43,500	654
Specialty Retail
Abercrombie & Fitch Co. - Class A	—	—	20,000	959	—	—		20,000	959
Aeropostale, Inc.	—	—	70,500	917	—	—		70,500	917
American Eagle Outfitters, Inc.	—	—	74,000	1,518	—	—		74,000	1,518
ANN, Inc.	—	—	43,005	1,455	—	—		43,005	1,455
Children’s Place Retail Stores, Inc.	—	—	14,300	633	—	—		14,300	633
Express, Inc.	—	—	40,400	610	—	—		40,400	610
Finish Line, Inc. - Class A	—	—	83,300	1,577	—	—		83,300	1,577
Foot Locker, Inc.	—	—	168,475	5,411	—	—		168,475	5,411
GameStop Corp. - Class A	—	—	27,500	690	—	—		27,500	690
GNC Holdings, Inc. - Class A	—	—	101,375	3,374	—	—		101,375	3,374
Lowe’s Cos., Inc.	37,000	1,314	—	—	—	—		37,000	1,314
Pier 1 Imports, Inc.	—	—	36,375	728	—	—		36,375	728
Textiles, Apparel & Luxury Goods
Oxford Industries, Inc.	—	—	14,300	663	—	—		14,300	663
PVH Corp.	—	—	21,950	2,437	—	—		21,950	2,437
Steven Madden, Ltd.	—	—	23,500	993	—	—		23,500	993
Thrifts & Mortgage Finance
Berkshire Hills Bancorp, Inc.	—	—	58,387	1,393	—	—		58,387	1,393
Brookline Bancorp, Inc.	—	—	79,000	672	—	—		79,000	672
Dime Community Bancshares, Inc.	—	—	53,500	743	—	—		53,500	743
Northwest Bancshares, Inc.	—	—	61,034	741	—	—		61,034	741
Oritani Financial Corp.	—	—	20,500	314	—	—		20,500	314
Provident Financial Services, Inc.	—	—	52,000	776	—	—		52,000	776
Provident New York Bancorp	—	—	131,000	1,220	—	—		131,000	1,220
TrustCo Bank Corp.	—	—	100,000	528	—	—		100,000	528
United Financial Bancorp, Inc.	—	—	63,821	1,003	—	—		63,821	1,003
Washington Federal, Inc.	—	—	91,500	1,543	—	—		91,500	1,543
Trading Companies & Distributors
United Rentals, Inc.	—	—	87,525	3,984	—	—		87,525	3,984
Water Utilities
American Water Works Co., Inc.	—	—	35,525	1,319	—	—		35,525	1,319

Total Common Stock		125,721		306,484		—			432,205

		Total Cost ($107,510)		Total Cost ($282,783)					Total Cost ($390,293)
Securities Lending Collateral
Securities Lending Collateral - 7.37%
State Street Navigator Securities Lending Trust - Prime Portfolio	9,103,045	9,103	24,442,320	24,442	—	—		33,545,365	33,545

Total Securities Lending Collateral		9,103		24,442		—			33,545

		Total Cost ($9,103)		Total Cost ($24,442)					Total Cost ($33,545)

	Principal (000’s)	Value (000’s)	Principal (000’s)	Value (000’s)	Principal (000’s)	Value (000’s)		Principal (000’s)	Value (000’s)
Repurchase Agreement - 5.47%
State Street Bank & Trust Co. 0.03%, dated 12/31/2012, to be repurchased at $24,918 on 01/02/2013.	$18,009	18,009	$6,909	6,909	$—	—		$24,918	24,918

Total Repurchase Agreement		18,009		6,909		—			24,918

		Total Cost ($18,009)		Total Cost ($6,909)					Total Cost ($24,918)

Total Investment Securities		152,833		337,835		—			490,668

		Total Cost ($134,622)		Total Cost ($314,134)					Total Cost ($448,756)

Other Assets and Liabilities		(9,222)		(26,019)		(44	)(a)		(35,285)

Net Assets		$143,611		$311,816		($44)			$455,383

VALUATION SUMMARY (all amounts in thousands):

Investment Securities	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2012	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2012	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2012	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2012
Common Stocks	$73,491	$52,230	$—	$125,721	$306,484	$—	$—	$306,484	$—	$—	$—	$—	$379,975	$52,230	$—	$432,205
Repurchase Agreement	—	18,009	—	18,009	—	6,909	—	6,909	—	—	—	—	—	24,918	—	24,918
Securities Lending Collateral	9,103	—	—	9,103	24,442	—	—	24,442	—	—	—	—	33,545	—	—	33,545

Total	$82,594	$70,239	$—	$152,833	$330,926	$6,909	$—	$337,835	$—	$—	$—	$—	$413,520	$77,148	$—	$490,668

(a)-(j)	See Note 2 of the Notes to the Pro Forma Financial Statements.

As of December 31, 2012, all securities held by the Target Portfolio would comply with the investment restrictions of the Destination Portfolio.

7

Reorganization Between Transamerica Third Avenue Value VP and Transamerica Systematic Small/Mid Cap Value VP

PRO FORMA STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2012

(all amounts except per share amounts in thousands)

	Transamerica Third Avenue Value VP		Transamerica Systematic Small/Mid Cap Value VP		Adjustments		Combined Pro Forma Portfolio
Assets:
Investment securities, at value (including securities loaned of $8,896, $23,818, respectively)	$134,824		$330,926		$—		$465,750
Repurchase agreement, at value	18,009		6,909		—		24,918
Receivables:
Investment securities sold	83		319		—		402
Shares sold	5		53		—		58
Securities lending income (net)	4		8		—		12
Dividends	16		295		—		311
Dividend reclaims	37		—		—		37
Prepaid expenses	1		2		—		3

	$152,979		$338,512		$—		$491,491

Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	—		1,522		—		1,522
Shares redeemed	66		361		—		427
Management and advisory fees	97		245		—		342
Distribution and service fees	3		17		—		20
Trustees fees	—	(1)	—	(1)	—		—	(1)
Transfer agent fees	—	(1)	—	(1)	—		—	(1)
Administration fees	3		7		—		10
Printing and shareholder report fees	73		77		—		150
Audit and tax fees	13		14		—		27
Other	10		11		44	(a)	65
Collateral for securities on loan	9,103		24,442		—		33,545

	9,368		26,696		44		36,108

Net Assets	$143,611		$311,816		$(44)		$455,383

Net Assets Consist of:
Capital stock ($0.01 par value)	$123		179		$(41	) (b)	$261
Additional paid in capital	145,339		284,159		(20,065	) (a)(b)	409,433
Undistributed (accumulated) net investment income (loss)	(1,239)		3,152		1,239	(b)	3,152

Undistributed (accumulated) net realized gain (loss) from investment companies	(18,823)		625		18,823	(b)	625
Net unrealized appreciation (depreciation) on:
Investment securities	18,211		23,701		—		41,912
Translation of assets and liabilities denominated in foreign currencies	—	(1)	—		—		—	(1)

Net Assets	$143,611		$311,816		$(44)		$455,383

Net Assets by Class:
Initial Class	$131,905		$233,808		$(40	) (a)	$365,673
Service Class	11,706		78,008		(4	) (a)	89,710
Shares Outstanding:
Initial Class	11,251		13,387		(3,701	) (c)	20,937
Service Class	1,002		4,530		(322	) (c)	5,210
Net Asset Value and Offering Price Per Share:
Initial Class	$11.72		$17.47		(11.72	) (a)(d)	$17.47
Service Class	11.68		17.22		(11.68	) (a)(d)	17.22

Investment securities, at cost	$116,613		$307,225		—		$423,838
Repurchase agreement, at cost	$18,009		$6,909		—		$24,918

(a) - (j)	See Note 2 of the Notes to the Pro Forma Financial Statements.
(1)	Rounds to less than $1.

THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS REPORT.

8

Reorganization Between Transamerica Third Avenue Value VP and Transamerica Systematic Small/Mid Cap Value VP

PRO FORMA STATEMENT OF OPERATIONS

For the twelve-month period ended December 31, 2012

(all amounts in thousands)

	Transamerica Third Avenue Value VP		Transamerica Systematic Small/Mid Cap Value VP	Adjustments		Combined Pro Forma Portfolio
Investment Income:
Dividend income (including withholding taxes on foreign dividends of $213, $1, respectively)	$3,519		$5,904	$—		$9,423
Interest income	4		2	—		6
Securities lending income (net)	91		114	—		205

Total investment income	3,614		6,020	—		9,634

Expenses:
Management and advisory	1,156		2,448	—		3,604
Distribution and service: Service Class	30		189	—		219
Printing and shareholder reports	83		95	—		178
Custody	49		48	(44	) (f)	53
Administration	34		71	8	(g)	113
Legal	7		16	—		23
Audit and tax	14		14	(9	) (h)	19
Trustees	5		10	—		15
Transfer agent	1		2	—		3
Other	4		9	—		13

Total expenses	1,383		2,902	(45)		4,240
Recaptured expenses	—		10	(10	) (i)	—
Less waiver/reimbursement	—		—	(12	) (j)	(12)

Net expenses	1,383		2,912	(67)		4,228

Net investment income	2,231		3,108	67		5,406

Net realized gain (loss) on transacations from:
Investment securities	13,247		1,256	—		14,503
Foreign currency transactions	(57)		—	—		(57)

	13,190		1,256	—		14,446

Net change in unrealized appreciation (depreciation) on:
Investment securities	11,791		41,212	—		53,003
Translation of assets and liabilities denominated in foreign currency	—	(1)	—	—		— (1)

	11,791		41,212	—		53,003

Net realized and change in unrealized gain	24,981		42,468	—		67,449

Net increase in net assets resulting from operations	$27,212		$45,576	$67		$72,855

(a) - (j)	See Note 2 of the Notes to the Pro Forma Financial Statements.
(1)	Rounds to less than $1.

THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS REPORT.

9

Reorganization 2

Reorganization Between Transamerica Efficient Markets VP and Transamerica Index 75 VP

PRO FORMA SCHEDULE OF INVESTMENTS

At December 31, 2012

	Transamerica Efficient Markets VP		Transamerica Index 75 VP		Adjustments			Pro Forma Portfolio
	Shares	Value (000’s)	Shares	Value (000’s)	Shares	Value (000’s)		Shares	Value (000’s)
INVESTMENT COMPANIES - 99.52%
Capital Markets
DFA Emerging Markets Value Portfolio	55,222	$1,648	—	$—	—	$—		55,222	$1,648
DFA International Small Capital Value Portfolio	302,764	4,838	—	—	—	—		302,764	4,838
DFA International Value Portfolio	767,362	12,738	—	—	—	—		767,362	12,738
DFA Large Capital International Portfolio	854,910	16,448	—	—	—	—		854,910	16,448
DFA U.S. Large Company Portfolio	3,033,230	34,034	—	—	—	—		3,033,230	34,034
DFA U.S. Targeted Value Portfolio	1,284,954	21,857	—	—	—	—		1,284,954	21,857
Vanguard Extended Market ETF	—	—	619,983	37,509	—	—		619,983	37,509
Vanguard Intermediate-Term Bond ETF	101,307	8,940	564,996	49,861	—	—		666,303	58,801
Vanguard Long-Term Bond ETF	15,494	1,454	85,264	8,004	—	—		100,758	9,458
Vanguard Mortgage-Backed Securities ETF	18,610	972	121,530	6,349	—	—		140,140	7,321
Vanguard MSCI EAFE ETF	—	—	1,695,137	59,720	—	—		1,695,137	59,720
Vanguard S&P 500 ETF	—	—	2,161,914	141,043	—	—		2,161,914	141,043
Vanguard Short-Term Bond ETF	103,862	8,412	591,850	47,934	—	—		695,712	56,346
Vanguard Total Bond Market ETF	335,564	28,198	1,927,784	161,992	—	—		2,263,348	190,190
Vanguard Total Stock Market ETF	—	—	3,276,965	240,168	—	—		3,276,965	240,168
Emerging Market - Equity
Vanguard MSCI Emerging Markets ETF	—	—	2,034,677	90,604	—	—		2,034,677	90,604
Growth - Large Cap
Vanguard Growth ETF	—	—	986,459	70,246	—	—		986,459	70,246
Vanguard Large-Capital ETF	—	—	293,598	19,131	—	—		293,598	19,131
Growth - Small Cap
Vanguard Small-Capital ETF	—	—	214,540	17,356	—	—		214,540	17,356
Region Fund - Asian Pacific
Vanguard MSCI Pacific ETF	—	—	873,380	46,630	—	—		873,380	46,630
Region Fund - European
Vanguard MSCI European ETF	—	—	1,506,850	73,595	—	—		1,506,850	73,595
Value - Large Cap
Vanguard Value ETF	—	—	1,174,226	69,044	—	—		1,174,226	69,044

Total Common Stock		139,539		1,139,186		—			1,278,725

		Total Cost ($132,821)		Total Cost ($1,087,268)					Total Cost ($1,220,089)
Securities Lending Collateral - 10.90%
State Street Navigator Securities Lending Trust - Prime Portfolio	—	—	140,042,388	140,042	—	—		140,042,388	140,042

Total Securities Lending Collateral		—		140,042		—			140,042

		Total Cost ($0)		Total Cost ($140,042)					Total Cost ($140,042)

	Principal (000’s)	Value (000’s)	Principal (000’s)	Value (000’s)	Principal (000’s)	Value (000’s)		Principal (000’s)	Value (000’s)
Repurchase Agreement - 1.03%
State Street Bank & Trust Co. 0.03%, dated 12/31/2012, to be repurchased at $13,199 on 01/02/2013.	$389	389	$12,810	12,810	$—	—		$13,199	13,199

Total Repurchase Agreement		389		12,810		—			13,199

		Total Cost ($389)		Total Cost ($12,810)					Total Cost ($13,199)

Total Investment Securities		139,928		1,292,038		—			1,431,966

		Total Cost ($133,210)		Total Cost ($1,240,120)					Total Cost ($1,373,330)
Other Assets and Liabilities		143		(147,136)		(44	)(a)		(147,037)

Net Assets		$140,071		$1,144,902		(44)			$1,284,929

VALUATION SUMMARY (all amounts in thousands):

Investment Securities	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2012	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2012	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2012	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2012
Investment Companies	$139,539	$—	$—	$139,539	$1,139,186	$—	$—	$1,139,186	$—	$—	$—	$—	$1,278,725	$—	$—	$1,278,725
Repurchase Agreement	—	389	—	389	—	12,810	—	12,810	—	—	—	—	—	13,199	—	13,199
Securities Lending Collateral	—	—	—	—	140,042	—	—	140,042	—	—	—	—	140,042	—	—	140,042

Total	$139,539	$389	$—	$139,928	$1,279,228	$12,810	$—	$1,292,038	$—	$—	$—	$—	$1,418,767	$13,199	$—	$1,431,966

(a)-(h)	See Note 2 of the Notes to the Pro Forma Financial Statements.

As of December 31, 2012, all securities held by the Target Portfolio would comply with the investment restrictions of the Destination Portfolio.

10

Reorganization Between Transamerica Efficient Markets VP and Transamerica Index 75 VP

PRO FORMA STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2012

(all amounts except per share amounts in thousands)

	Transamerica Efficient Markets VP		Transamerica Index 75 VP		Adjustments			Combined Pro Forma Portfolio
Assets:
Investment securities, at value (including securities loaned of $-, $137,177, respectively)	$139,539		$1,279,228			$—		$1,418,767
Repurchase agreement, at value	389		12,810			—		13,199
Cash	343		1,570			—		1,913
Receivables:
Investment securities sold	144		24,650			—		24,794
Shares sold	66		888			—		954
Securities lending income (net)	—		59			—		59
Dividends	—		—	(1)		—		—	(1)
Prepaid Expenses	1		5			—		6

	$140,482		$1,319,210		$			$1,459,692

Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	291		33,621			—		33,912
Shares redeemed	18		61			—		79
Management and advisory fees	48		271			—		319
Distribution and service fees	29		236			—		265
Transfer agent fees	—	(1)	1			—		1
Administration fees	3		24			—		27
Trustees fees	—	(1)	1			—		1
Audit and tax fees	12		12			—		24
Printing and shareholder reports fees	5		10			—		15
Other	5		29			44	(a)	78
Collateral for securities on loan	—		140,042			—		140,042

	411		174,308			44		174,763

Net Assets	$140,071		$1,144,902			$(44)		$1,284,929

Net Assets Consist of:
Capital stock ($0.01 par value)	$103		1,196			$43	(b)	$1,342
Additional paid in capital	128,940		1,050,200			4,223	(a)(b)	1,183,363
Undistributed net investment income	1,058		21,256			(1,058)	(b)	21,256
Undistributed net realized gain from investments in investment companies	3,252		20,332			(3,252)	(b)	20,332
Net unrealized appreciation on investments in investment companies	6,718		51,918			—		58,636

Net Assets	$140,071		$1,144,902			$(44)		$1,284,929

Net Assets by Class:
Initial Class	$1,649		$4,165			$(1)	(a)	$5,813
Service Class	138,422		1,140,737			(43)	(a)	1,279,116
Shares Outstanding:
Initial Class	120		431			50	(c)	601
Service Class	10,139		119,120			4,310	(c)	133,569
Net Asset Value and Offering Price Per Share:
Initial Class	$13.75		$9.67			(13.75)	(a)(d)	$9.67
Service Class	13.65		9.58			(13.65)	(a)(d)	9.58

Investment securities, at cost	$132,821		$1,227,310			—		$1,360,131
Repurchase agreement, at cost	$389		$12,810			—		$13,199

(a)-(h)	See Note 2 of the Notes to the Pro Forma Financial Statements.
(1)	Rounds to less than $1.

THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS REPORT.

11

Reorganization Between Transamerica Efficient Markets VP and Transamerica Index 75 VP

PRO FORMA STATEMENT OF OPERATIONS

For the twelve-month period ended December 31, 2012

(all amounts in thousands)

	Transamerica Efficient Markets VP		Transamerica Index 75 VP	Adjustments			Combined Pro Forma Portfolio
Investment Income:
Dividend income from investment companies	$2,019		$26,317	$—			$28,336
Interest income	—	(1)	1	—			1
Securities lending income (net)	—		794	—			794

Total investment income	2,019		27,112	—			29,131

Expenses:
Management and advisory	536		2,859	(168)	(e	)	3,227
Distribution and service: Service Class	325		2,487	—			2,812
Printing and shareholder reports	15		70	—			85
Custody	25		54	(14)	(f	)	65
Administration	31		234	18	(g	)	283
Legal	7		56	—			63
Audit and tax	12		13	(8)	(h	)	17
Trustees	4		33	—			37
Transfer agent	1		7	—			8
Other	4		33	—			37

Total expenses	960		5,846	(172)			6,634
Net investment income	1,059		21,266	172			22,497

Net realized gain (loss) from:
Investments in investment companies	1,067		23,626	—			24,693
Distributions from investments in investment companies	2,932		1,408	—			4,340

	3,999		25,034	—			29,033

Net change in unrealized appreciation (depreciation) on:
Investments in investment companies	9,670		59,364	—			69,034

Net realized and change in unrealized gain on investments in investment companies	13,669		84,398	—			98,067

Net increase in net assets resulting from operations	$14,728		$105,664	$172			$120,564

(a)-(h)	See Note 2 of the Notes to the Pro Forma Financial Statements.
(1)	Rounds to less than $1.

THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS REPORT.

12

NOTES TO THE PRO FORMA FINANCIAL STATEMENTS

NOTE 1 — GENERAL

The accompanying unaudited pro forma financial statements are presented to show the effect of the proposed transfer of substantially all of the assets of each Portfolio listed in the Target Portfolio & Shares column in the table below (each, a “Target Portfolio” and together, the “Target Portfolios”) in exchange for shares of the corresponding Portfolio listed in the Destination Portfolio & Shares column (each a “Destination Portfolios”, and together, the “Destination Portfolios”) and the assumption by the Destination Portfolio of all of the liabilities of the Target Portfolio as described elsewhere in this Information Statement/Prospectus and this SAI.

Reorganization	Target Portfolio & Shares	Destination Portfolio & Shares
1	Transamerica Third Avenue Value VP	Transamerica Systematic Small/Mid Cap Value VP
	Initial Class	Initial Class
	Service Class	Service Class

2	Transamerica Efficient Markets VP	Transamerica Index 75 VP*
	Initial Class	Initial Class
	Service Class	Service Class

* To be renamed Transamerica Vanguard ETF Portfolio — Growth VP effective on or about May 1, 2013.

The Reorganizations are intended to qualify for Federal income tax purposes as “reorganizations” within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, it’s expected that neither the Target Portfolios, nor the Destination Portfolios, nor the shareholders will recognize any gain or loss for federal income tax purposes from the transactions contemplated by the reorganization Plan. As a condition to the closing of the transaction, the Target Portfolios will receive an opinion from the law firm of Bingham McCutchen LLP to the effect that the Reorganizations will each constitute a “reorganization” within the meaning of Section 368 of the Code. That opinion will be based in part upon certain assumptions and upon certain representations made by the Target and Destination Portfolios.

The “Pro Forma Portfolios” as identified in these financial statements represent the combined Portfolios after the mergers, with the Destination Portfolios treated as the accounting survivors for financial reporting purposes. Management believes the Destination Portfolios to be the accounting survivors because these Portfolios’ investment objectives/styles, fees and expense structures would remain intact with the combined Portfolios.

Under the terms of the Agreement and Plan of Reorganization, the exchange of assets of each Target Portfolio for shares of the corresponding Destination Portfolio will be treated and accounted for as tax-free reorganizations. The acquisitions would be accomplished by acquisitions of the net assets of each Target Portfolio in exchange for shares of the corresponding Destination Portfolio at net asset value. The unaudited pro forma Schedules of Investments and the unaudited Pro Forma Statements of Assets and Liabilities have been prepared as though the acquisitions had been effective on December 31, 2012. The unaudited pro forma Statement of Operations has been prepared as though the acquisition had been effective December 31, 2011 to report operations for the period ended December 31, 2012.

In preparing the Destination Portfolios’ financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures.

13

The accompanying pro forma financial statements should be read in conjunction with the financial statements of the Target Portfolios and the Destination Portfolios, which are included in the Target Portfolios’ and Destination Portfolios’ annual reports each dated December 31, 2012.

NOTE 2 — PRO FORMA ADJUSTMENTS

The Pro Forma adjustments below reflect the impact of the mergers.

(a) To adjust net assets by the cost of the Reorganization.

(b) To adjust the Pro Forma Portfolios Shares of beneficial interest by the Undistributed net investment income and Accumulated net realized loss amounts of the Target Portfolios.

(c) To adjust Shares Outstanding of the Pro Forma Portfolio based on combining the Portfolio at the Destination Portfolio’s net asset value.

(d) To adjust Net Asset Value and Offering Price Per Share of the Pro Forma Portfolio based on combining the Target Portfolio at the Destination Portfolio’s net asset value.

(e) To restate management and advisory fees using the Destination Portfolio advisory fee rates for the Pro Forma Portfolios at the combined average daily net assets of the Target Portfolios and Destination Portfolios.

(f) To remove duplicate Custody fees.

(g) To restate administration fees to reflect a full 12 month period of fees at a rate of .025%.

(h) To remove duplicate Audit fees.

(i) To restate expense recapture and expense waiver/reimbursement using the Destination Portfolio expense limitation agreement for the Pro Forma Portfolios at the combined average daily net assets of the Target Portfolios and Destination Portfolios.

NOTE 3 — INVESTMENT ADVISORY AND OTHER TRANSACTIONS

Transamerica Asset Management, Inc. (“TAM”) is the Destination Portfolios’ investment adviser. TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (“Western Reserve”) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Destination Portfolios’ administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Destination Portfolios’ distributor. TAM, TFS, and TCI are affiliates of AEGON, NV, a Netherlands corporation.

Certain officers and trustees of the Destination Portfolios are also officers and/or directors of TAM, TFS, and TCI.

14

Investment Advisory Fees

The Target Portfolios pay management fees to TAM based on average daily net assets (“ANA”) according to the following schedules (all amounts are noted as of December 31, 2012):

Transamerica Third Avenue Value VP:

All assets	0.80%

Transamerica Efficient Markets VP:

First $50 million	0.42%
$50 million to $250 million	0.40%
Over $250 million	0.38%

The Destination Portfolios pay management fees to TAM based on ANA according to the following schedules:

Transamerica Systematic Small/Mid Cap Value VP:

First $500 million	0.80%
Over $500 million	0.75%

Transamerica Index 75 VP:

First $50 million	0.32%
$50 million to $250 million	0.30%
Over $250 million	0.28%

TAM has contractually agreed through May 1, 2013 for Transamerica Systematic Small/Mid Cap Value VP and Transamerica Index 75 VP, to waive fees and/or reimburse expenses for the Destination Portfolios to the extent that operating expenses (including investment advisory fees but excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the portfolio’s business) exceed 0.89% for Transamerica Systematic Small/Mid Cap Value VP and 0.37% for Transamerica Index 75 VP.

Sub-Advisory Fees

Systematic Financial Management L.P. receives compensation from TAM, calculated daily and paid monthly, at the annual rate (expressed as a specified percentage of the Transamerica Systematic Small/Mid Cap Value VP’s average daily net assets) of 0.45% of the first $100 million, 0.40% over $100 million up to $350 million, 0.35% over $350 million up to $1 billion, and 0.30% in excess of $1 billion.

AEGON USA Investment Management, LLC receives compensation from TAM, calculated daily and paid monthly, at the annual rate (expressed as a specified percentage of the Transamerica Index 75 VP’s average daily net assets) of 0.12% of the first $50 million; 0.10% over $50 million up to $250 million; and 0.08% in excess of $250 million.

15

NOTE 4 — VALUATION PROCEDURES OF THE PORTFOLIOS

All investments in securities are recorded at their estimated fair value. The Portfolios value their investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. Eastern Time, each day the NYSE is open for business. The Portfolios utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM Valuation Committee’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The Portfolios’ Board of Trustees has delegated the valuation functions on a day-to-day basis to TAM, subject to board oversight. TAM has formed an internal valuation committee (the “Valuation Committee”) to monitor and implement the fair valuation policies and procedures as approved by the Board of Trustees. These policies and procedures are reviewed at least annually by the Board of Trustees. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of securities. When a Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair market value. These securities are categorized as Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, TAM’s Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing and reviews of any market related activity.

16

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolios’ major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities (common and preferred stocks): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock, repurchase agreements, and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the net asset value of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

The hierarchy classification of inputs used to value the Portfolios’ investments, at December 31, 2012 is disclosed in the Valuation Summary of the Schedule of Investments in the Portfolios’ annual reports.

NOTE 5 — TAX TREATMENT OF THE PORTFOLIOS

Each Destination Portfolio has elected to be treated as a “regulated investment company” for U.S. federal income tax purposes. For the taxable year that includes the closing date of the Reorganization and for subsequent taxable periods, the Trust reasonably expects that each Destination Portfolio will meet the requirements of Subchapter M of the Code for qualification as a regulated investment company and will be eligible to, and will, compute its federal income tax under Section 852 of the Code.

NOTE 6 — COSTS ASSOCIATED WITH THE REORGANIZATIONS

The cost of the Reorganizations will be borne by the Target Portfolios. The estimated Portfolio costs associated with the Reorganizations, which are considered extraordinary expenses of each relevant Portfolio and, thus, are not subject to the expense limitations of each relevant Portfolio discussed in Note 3 above, are as follows

Transamerica Third Avenue Value VP	$44	*
Transamerica Efficient Markets VP	$44	*

*	Amounts in thousands

17

PART C

OTHER INFORMATION

Item 15.	Indemnification

Provisions relating to indemnification of the Registrant’s Trustees and employees are included in Registrant’s Declaration of Trust and Bylaws, which are incorporated herein by reference.

Pursuant to Rule 484, insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16.	Exhibits

List all exhibits filed as part of the Registration Statement.

(1)	Amended and Restated Declaration of Trust (5)

(2)	Bylaws (5)

(3)	Not applicable

(4)	Form of Agreement and Plan of Reorganization (See Exhibit A to the Proxy Statement/Prospectus)

(5)	See Exhibits 1 and 2

(6)	(a) Investment Advisory Agreements

(i)	Investment Advisory Agreement (2)

(ii)	Investment Advisory Agreement Schedule A dated May 1, 2010 (10)

(iii)	Investment Advisory Agreement Schedule A dated August 16, 2010 (11)

(iv)	Investment Advisory Agreement Schedule A dated May 1, 2011 (13)

(v)	Investment Advisory Agreement Schedule A dated December 9, 2011 (17)

(vi)	Investment Advisory Agreement Schedule A dated May 1, 2012 (18)

(vii)	Investment Advisory Agreement Schedule A dated September 7, 2012 (23)

(b)	Sub-Advisory Agreements

(i)	Sub-Advisory Agreement on behalf of Transamerica Efficient Markets VP (19)

(ii)	Sub-Advisory Agreement on behalf of Transamerica Third Avenue Value VP (1)

(7)	Distribution Agreement (1)

(a)	Amendment to Distribution Agreement (20)

(b)	Amended and Restated Distribution Agreement dated November 1, 2007 (6)

(c)	Amendment to Distribution Agreement dated May 1, 2008 (7)

(d)	Updated Schedule I only dated May 1, 2010 (10)

(e)	Updated Schedule I only dated August 16, 2010 (11)

(f)	Updated Schedule I only dated May 1, 2011 (13)

(g)	Updated Schedule I only dated December 9, 2011 (17)

(h)	Updated Schedule I only dated May 1, 2012 (18)

(i)	Updated Schedule I only dated September 17, 2012 (23)

(b)	Updated Schedule I only dated December 30, 2011 (to be filed by amendment)

(8)	Amended and Restated Trustees’ Deferred Compensation Plan dated January 1, 2010 (9)

(9)	Custodian Agreement dated January 1, 2011 (12)

(10)	Plan of Distribution under rule 12b-1

(a)	Amended and Restated Plan of Distribution Pursuant to Rule 12b-1 dated November 1, 2007 (6)

(1)	Amendment to Amended and Restated Plan of Distribution Pursuant to Rule 12b-1 dated May 1, 2008 (7)

(2)	Updated Schedule A only dated May 1, 2010 (10)

(3)	Updated Schedule A only dated August 16, 2010 (11)

(4)	Updated Schedule A only dated May 1, 2011 (13)

(5)	Updated Schedule A only dated December 9, 2011 (17)

(6)	Updated Schedule A only dated May 1, 2012 (18)

(7)	Updated Schedule A only dated September 17, 2012 (23)

(b)	Multiple Class Plan dated January 22, 2009 (8)

(11)	Opinion of counsel as to the legality of the securities (filed herein)

(12)	Form of opinion of counsel as to tax matters (filed herein)

(13)	(1) Administrative Services Agreement dated July 15, 2010 (11)

a.	Updated Schedule A dated May 1, 2011 (15)

b.	Updated Schedule A dated December 9, 2011 (17)

c.	Amended Services Agreement dated (February 1, 2012) and Amended and Restated Schedule A dated May 1, 2012 (18)

d.	Updated Schedule A only dated September 17, 2012 (23)

(1)	Transfer Agency Agreement, as amended through May 1, 2008 (8)

(2)	Expense Limitation Agreement (3)

(3)

a.	Amendment to Expense Limitation Agreement dated May 1, 2008 (7)

b.	Amendment to Expense Limitation Agreement dated July 1, 2009 (21)

c.	Updated Schedule A and B only dated May 1, 2010 (10)

d.	Updated Schedule A and B only dated August 16, 2010 (11)

e.	Amended and Restated Expense Limitation Agreement dated May 1, 2011 (13)

f.	Updated Schedule A and B only dated December 9, 2011 (17)

g.	Updated Schedule A and B only dated May 1, 2012 (18)

h.	Updated Schedule A and B only dated September 17, 2012 (23)

(4)	Participation Agreement between TST and Western Reserve Life Assurance Co. of Ohio dated February 27, 1991, as amended (4)

a.	Amendment dated May 1, 2010 (10)

b.	Amendment dated May 1, 2011 (13)

(5)	Participation Agreement with Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Monumental Life Insurance Company dated July 1, 1992, as amended May 1, 2009 (10)

a.	Amendment dated May 1, 2010 (10)

b.	Amendment dated May 1, 2011 (13)

c.	Amendment dated May 1, 2012 (18)

d.	Amendment dated September 17, 2012 (23)

(6)

Participation Agreement with Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company and BlackRock Variable Series Funds, Inc. on behalf of Transamerica BlackRock Global Allocation VP dated May 1, 2009 (8)

(7)	Participation Agreement with Transamerica Advisors Life Insurance Company dated October 20, 2008, as amended(10)

a.	Amendment dated May 1, 2010 (10)

b.	Amendment dated May 1, 2011 (13)

c.	Amendment dated May 1, 2012 (18)

d.	Amendment dated September 17, 2012 (23)

(8)	Participation Agreement with Transamerica Advisors Life Insurance Company of New York dated September 1, 2008, as amended (10)

a.	Amendment dated May 1, 2010 (10)

b.	Amendment dated May 1, 2011 (13)

c.	Amendment dated May 2, 2012 (18)

d.	Amendment dated September 17, 2012 (23)

(14)	Consent of Independent Registered Certified Public Accounting firm (to be filed by amendment after the Annual Report to Shareholders for the year ended December 31, 2012 is issued)

(15)	Not applicable

(16)	Powers of Attorney (filed herein)

(17)	(a) Code of Ethics – Third Avenue Management LLC (18)

(b)	Code of Ethics – AEGON USA Investment Management, LLC (18)

(c)	Prospectus dated May 1, 2012, as supplemented through January 8, 2013 (filed herein)

(d)	Statement of Additional Information dated May 1, 2012 as supplemented through September 17, 2012 (filed herein)

(e)	Annual Report to Shareholders for the year ended December 31, 2011 (filed herein)

(f)	Semi-Annual Report to Shareholders for the period ended June 30, 2012 (filed herein)

(g)	Annual Report to Shareholders for the year ended December 31, 2012 (to be filed by amendment)

(1)	Previously filed with Post-Effective Amendment No. 36 to the Registration Statement filed on April 27, 1999 and incorporated herein by reference.
(2)	Previously filed with Post-Effective Amendment No. 50 to the Registration Statement filed on April 30, 2002 and incorporated herein by reference.
(3)	Previously filed with Post-Effective Amendment No. 67 to the Registration Statement filed on February 28, 2007 and incorporated herein by reference.
(4)	Previously filed with Post-Effective Amendment No. 70 to the Registration Statement filed on July 31, 2007 and incorporated herein by reference.
(5)	Previously filed with Post-Effective Amendment No. 71 to the Registration Statement filed on January 31, 2008 and incorporated herein by reference.
(6)	Previously filed with Post-Effective Amendment No. 72 to the Registration Statement filed on April 29, 2008 and incorporated herein by reference.
(7)	Previously filed with Post-Effective Amendment No. 73 to the Registration Statement filed on August 25, 2008 and incorporated herein by reference.
(8)	Previously filed with Post-Effective Amendment No. 80 to the Registration Statement filed on April 30, 2009 and incorporated herein by reference.
(9)	Previously filed with Transamerica Funds’ Post-Effective Amendment No. 108 to the Registration Statement filed on February 26, 2010 (File No. 33-02659).
(10)	Previously filed with Post-Effective Amendment No. 91 to the Registration Statement filed on April 28, 2010 and incorporated herein by reference.
(11)	Previously filed with Post-Effective Amendment No. 93 to the Registration Statement filed on August 13, 2010 and incorporated herein by reference.
(12)	Previously filed with Post-Effective Amendment No. 126 to the Transamerica Funds Registration Statement filed on April 29, 2011 and incorporated herein by reference.
(13)	Previously filed with Post-Effective Amendment No. 95 to the Registration Statement filed on April 29, 2011 and incorporated herein by reference.
(14)	Previously filed with Post-Effective Amendment No. 89 to the Registration Statement filed on February 28, 2008.
(15)	Previously filed with Post-Effective Amendment No. 126 to the Transamerica Funds Registration Statement filed on April 29, 2011 and incorporated herein by reference.
(16)	Previously filed with the Registration Statement on Form N-14 filed on January 22, 2010 and incorporated herein by reference.
(17)	Previously filed with Post-Effective Amendment No. 100 to the Registration Statement filed on December 9, 2011 and incorporated herein by reference.
(18)	Previously filed with Post-Effective Amendment No. 106 to the Registration Statement filed on April 26, 2012 and incorporated by reference herein,

(19)	Previously filed with Post-Effective Amendment No. 74 to the Registration Statement filed on November 10, 2008 and incorporated herein by reference.
(20)	Previously filed with Post-Effective Amendment No. 68 to the Registration Statement filed on April 30, 2007 and incorporated herein by reference.
(21)	Previously filed with Post-Effective Amendment No. 83 to the Registration Statement filed on August 14, 2009 and incorporated herein by reference.
(22)	Previously filed with Post-Effective Amendment No. 102 to the Registration Statement filed on February 2, 2012 and incorporated herein by reference.
(23)	Previously filed with Post-Effective Amendment No. 114 to the Registration Statement filed on September 7, 2012 and incorporated herein by reference.

Item 17

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the 1933 Act, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant undertakes to file, by post-effective amendment, the final opinion of Bingham McCutchen LLP supporting the tax consequences of the proposed reorganizations as soon as practicable after the closing of the reorganizations.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunder duly authorized, in the City of St. Petersburg, State of Florida, on the 15th day of February, 2013.

TRANSAMERICA SERIES TRUST

By:	/s/ Thomas A. Swank
Thomas A. Swank
Trustee, President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

/s/ Thomas A. Swank Thomas A. Swank	Trustee, President and Chief Executive Officer	February 15, 2013

/s/ Sandra N. Bane Sandra N. Bane*	Trustee	February 15, 2013

/s/ Leo J. Hill Leo J. Hill*	Trustee	February 15, 2013

/s/ David W. Jennings David W. Jennings*	Trustee	February 15, 2013

/s/ Russell A. Kimball, Jr. Russell A. Kimball, Jr.*	Trustee	February 15, 2013

/s/ Eugene M. Mannella Eugene M. Mannella*	Trustee	February 15, 2013

/s/ Norman R. Nielsen Norman R. Nielsen*	Trustee	February 15, 2013

/s/ Joyce G. Norden Joyce G. Norden*	Trustee	February 15, 2013

/s/ Patricia L. Sawyer Patricia L. Sawyer*	Trustee	February 15, 2013

/s/ John W. Waechter John W. Waechter*	Trustee	February 15, 2013

/s/ Alan F. Warrick Alan F. Warrick*	Trustee	February 15, 2013

/s/ Elizabeth Strouse Elizabeth Strouse	Vice President, Treasurer and Principal Financial Officer	February 15, 2013

/s/ Dennis P. Gallagher * By: Dennis P. Gallagher Dennis P. Gallagher**		February 15, 2013

**	Attorney-in-fact pursuant to powers of attorney filed herein.

WASHINGTON, DC 20549

SECURITIES AND EXCHANGE COMMISSION

Exhibits Filed With

Registration Statement on

Form N-14

Transamerica Series Trust

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

(11)	Opinion of Counsel as to the Legality of the Securities

(12)	Form of Opinion and Consent as to Tax Matters

(16)	Power of Attorney

(17)(c)	Prospectus dated May 1, 2012, as supplemented through January 8, 2013

(17)(d)	Statement of Additional Information dated May 1, 2012 as supplement through September 17, 2012

(17)(e)	Annual Report to Shareholders for the year ended December 31, 2011

(17)(f)	Semi-Annual Report to Shareholders for the period ended June 30, 2012